                                                                       EX-99.B12

                              [ART APPEARS HERE]




                                PIMCO ADVISORS

                              INSTITUTIONAL FUNDS



                                 ANNUAL REPORT

                               OCTOBER 31, 1995



                                     PIMCO

CONTENTS
Chairman's Message                                                      1
Management Discussion and Analysis                                      2
Investment Performance                                                  4
Statements of Assets and Liabilities                                   10
Statements of Operations                                               12
Statements of Changes in Net Assets                                    14
Financial Highlights                                                   20
Schedules of Investments
  Money Market Fund                                                    26
  PIMCO Managed Bond and Income Fund                                   27
  NFJ Equity Income Fund                                               30
  NFJ Diversified Low P/E Fund                                         31
  NFJ Small Cap Value Fund                                             32
  Cadence Capital Appreciation Fund                                    34
  Cadence Mid Cap Growth Fund                                          35
  Cadence Micro Cap Growth Fund                                        37
  Cadence Small Cap Growth Fund                                        38
  Columbus Circle Investors
    Core Equity Fund                                                   39
  Columbus Circle Investors
    Mid Cap Equity Fund                                                40
  Parametric Enhanced Equity Fund                                      41
  Blairlogie Emergency Markets Fund                                    44
  Blairlogie International Active Fund                                 46
  Balanced Fund                                                        49
Notes to Financial Statements                                          53
Independent Auditors' Report                                           62
Federal Income Tax Information                                         63

CHAIRMAN'S MESSAGE

                   Dear Shareholder:

                   We are pleased to present the Annual Report for the PIMCO Advisors Institutional Funds for the fiscal year ended October 31, 1995.

                   During this period, our Funds enjoyed a favorable investment climate, with both the stock and bond markets experiencing exceptional gains. The performance of all PIMCO Advisors Institutional Funds during this period appears on the following pages.

                   Along with the strong results for the twelve months, we are pleased to announce enhanced services to our investors. As of November 1, PIMCO Advisors Institutional Funds and the sister fund family, PIMCO Funds, offer shareholders full exchange privileges among all our institutional fixed income and equity funds.

                   This new service is made possible by the consolidation of operations and shareholder services between the two fund families. The combination represents a significant step toward streamlining operations and enhancing services to our shareholders. It is important to note that the investment objectives of the Funds, the portfolio managers, and your account contact will not change.

                   We thank you for the continued opportunity to serve your investment needs.

                   Sincerely,

                   /s/ William D. Cvengros

                   William D. Cvengros
                   Chairman of the Board
                   December 15, 1995

MANAGEMENT DISCUSSION AND ANALYSIS

                   During the twelve months ended October 31, 1995, the broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, posted a total return of 15.6%, the beneficiary of declining interest rates and low inflation. Stocks also climbed higher, buoyed by strong corporate earnings, with the S&P 500 Index finishing 26.4% ahead of where it began the period.

                   Stocks were led during the twelve months by large capitalization issues, which outdistanced their small cap brethren by a 26.4% to 18.3% margin. This sizable preference by the market for large cap stocks was principally the result of a declining dollar over much of the period. With the dollar weaker, large, multinational US corporations saw their earnings improve through higher exports and overseas sales that translated into more dollars at home. The following bar chart depicts the return of the S&P 500 Index less that of the Russell 2000 Index.

                   -------------------------------------------------------------
                   Large Cap Stocks Relative to
                   Small Cap Stocks                     Through October 31, 1995
                   -------------------------------------------------------------


                                     [BAR CHART APPEARS HERE]
                        The bar chart depicts the relative out performance of
                   the Standard & Poor's 500 Index (comprised of large capitalization issues) compared to the Russell 2000 Index (comprised of small capitalization issues). The Standard & Poor's 500 Index out performed the Russell 2000 Index seven of the twelve months during the fiscal year ended October 31, 1995.
                   -------------------------------------------------------------

                   Growth stocks were favored during the fiscal year as investors shied away from economically-sensitive stocks toward more stable growth names as the economy showed signs of slowing. Overall, growth stocks outperformed value issues by a 29.2% to 24.7% margin. The following bar chart depicts the return of the Russell 1000 Growth Index less that of the Russell 1000 Value Index.

                   -------------------------------------------------------------
                   Growth Stocks Relative to
                   Value Stocks                         Through October 31, 1995
                   -------------------------------------------------------------


                                     [BAR CHART APPEARS HERE]
                        The bar chart depicts the relative out performance of
                   the Russell 1000 Growth Index compared to the Russell 1000 Value Index. The Russell 1000 Growth Index out performed the Russell 1000 Value Index eight of the twelve months during the fiscal year ended October 31, 1995.

                   -------------------------------------------------------------

                   Contrasting economic climates set the tone for the outperformance of US stocks over many of the international markets. European Economic Union markets were embattled by tight monetary controls in Germany and fiscal austerity in France while Japan experienced weakening exports and a potential banking crisis of a magnitude not seen for decades. Meanwhile, the US, which is further along in its economic recovery, experienced the enviable combination of declining interest rates and strong growth of corporate earnings. The following bar chart depicts the return of the S&P 500 Index less that of the EAFE Index.

                   -------------------------------------------------------------
                   Domestic Stocks Relative to Foreign Stocks
                                                        Through October 31, 1995
                   -------------------------------------------------------------


                                     [BAR CHART APPEARS HERE]
                        The bar chart depicts the relative out performance of
                   the Standard & Poor's 500 Index (comprised of large capitalization issues) compared to the Morgan Stanley Capital EAFE Index (comprised of stock markets in Europe, Australasia and the Far East). The Standard & Poor's 500 Index out performed the EAFE Index nine of the twelve months during the fiscal year ended October 31, 1995 .

                   -------------------------------------------------------------

                   Source: Frank Russell Company

                   Investment Outlook

                   PIMCO Advisor Institutional Funds anticipates continued moderate economic growth and low inflation in the year ahead. This environment should be beneficial for both domestic stocks and bonds. The long-term reasons for investing internationally remain intact. While international investing involves special risks due to changes in currency rates, political instability and foreign taxation, PIMCO Advisors International Funds feels the opportunities in both developed and emerging markets are compelling.

INVESTMENT PERFORMANCE

                   Performance Graphs and Tables

                   The following is a summary of the performance of the PIMCO Advisors Institutional Funds' Institutional Class comparing their returns with a representative market index. The total return for each Fund is net of fees and includes reinvestment of dividends, income, and capital gains, if any. Please remember that indexes, in general, have no trading costs or deductions for management and other expenses.

                   The performance data quoted represents past performance. Investment return and principal value will fluctuate so that the Fund shares, when redeemed, may be worth more or less than their original cost.

                   -------------------------------------------------------------
                   Money Market Fund                    Through October 31, 1995
                   -------------------------------------------------------------


                                     [LINE GRAPH APPEARS HERE]

                                          Money             Salomon
                                          Market         3 Mo. T-Bill
                             3/01/91     $200,000          $200,000
                            10/31/91     $207,562          $207,665
                            10/31/92     $215,549          $215,695
                            10/31/93     $221,654          $222,345
                            10/31/94     $229,477          $230,873
                            10/31/95     $242,496          $244,066

                   -------------------------------------------------------------

                   The line graph above assumes the investment of $200,000 on 3/1/91, the Fund's Institutional Class inception date, compared with the Salomon 3 Month T-Bills Index, an unmanaged index of three-month Treasury bills.

Annualized Returns Ended 10/31/95
-------------------------------------------------------------
                                                        Since
                                                    Inception
                          1 Yr.   3 Yrs.   4 Yrs.    (3/1/91)
-------------------------------------------------------------
Money Market
Fund (%)                  5.67     4.01     3.97       4.21
-------------------------------------------------------------
Salomon 3 Mo.
T-Bills (%)               5.73     4.21     4.12        n/a
-------------------------------------------------------------

Cumulative Returns Ended 10/31/95
-------------------------------------------------------------
                                                        Since
                                                    Inception
                          1 Yr.   3 Yrs.   4 Yrs.   (1/24/95)
-------------------------------------------------------------
Money Market Fund
Admin. Class (%)           n/a      n/a      n/a       4.21
-------------------------------------------------------------
Salomon 3 Mo.
T-Bills (%)                n/a      n/a      n/a        n/a
-------------------------------------------------------------

                   -------------------------------------------------------------
                   PIMCO Managed Bond and Income Fund   Through October 31, 1995
                   -------------------------------------------------------------


                                     [LINE GRAPH APPEARS HERE]

                                          PIMCO          Lehman Bros
                                       Managed Bond     Aggregate Bond
                                        and Index           Index

                             1/01/92     $200,000          $200,000
                            10/31/92     $214,746          $211,405
                            10/31/93     $244,362          $236,499
                            10/31/94     $235,617          $227,807
                            10/31/95     $273,223          $258,869


                   -------------------------------------------------------------

                   The line graph above assumes the investment of $200,000 on 1/1/92, the first full month following the Fund's Institutional Class inception on 12/30/91, compared with the Lehman Brothers Aggregate Bond Index, an unmanaged bond market index.

Annualized Returns Ended 10/31/95
--------------------------------------------------------------
                                                         Since
                                                     Inception
                          1 Yr.   2 Yrs.   3 Yrs.   (12/30/91)
--------------------------------------------------------------
Managed Bond and
Income Fund (%)           15.96     5.74     8.36        8.51
--------------------------------------------------------------
Lehman Bros.
Aggregate                 15.65     5.55     7.61         n/a
Bond Index (%)
--------------------------------------------------------------

Cumulative Returns Ended 10/31/95
--------------------------------------------------------------
                                                         Since
                                                     Inception
                          1 Yr.   2 Yrs.   3 Yrs.   (11/30/94)
--------------------------------------------------------------
Managed Bond and
Income Fund                 n/a      n/a      n/a        15.92
Admin. Class (%)
--------------------------------------------------------------
Lehman Bros.
Aggregate                   n/a      n/a      n/a          n/a
Bond Index (%)
--------------------------------------------------------------

                   -------------------------------------------------------------
                   NFJ Equity Income Fund               Through October 31, 1995
                   -------------------------------------------------------------


                                     [LINE GRAPH APPEARS HERE]

                                                NFJ               S&P
                                               Equity             500
                                               Income            Index
                             4/01/91          $200,000          $200,000
                            10/31/91          $222,929          $213,127
                            10/31/92          $251,660          $234,351
                            10/31/93          $293,571          $269,268
                            10/31/94          $300,183          $279,820
                            10/31/95          $358,285          $353,730

                   -------------------------------------------------------------

                   The line graph above assumes the investment of $200,000 on 4/1/91, the first full month following the Fund's Institutional Class inception on 3/8/91, compared with the S&P 500 Index, an unmanaged market index.

Annualized Returns Ended 10/31/95
-------------------------------------------------------------
                                                        Since
                                                    Inception
                          1 Yr.   3 Yrs.   4 Yrs.    (3/8/91)
-------------------------------------------------------------
NFJ Equity
Income Fund (%)           19.36    12.50    12.59      13.43
-------------------------------------------------------------
S&P 500
Index (%)                 26.41    14.72    13.50        n/a
-------------------------------------------------------------

Cumulative Returns Ended 10/31/95
--------------------------------------------------------------
                                                         Since
                                                     Inception
                          1 Yr.   3 Yrs.   4 Yrs.   (11/30/94)
--------------------------------------------------------------
NFJ Equity
Income Fund                 n/a      n/a      n/a        25.69
Admin. Class (%)
--------------------------------------------------------------
S&P 500
Index (%)                   n/a      n/a      n/a          n/a
--------------------------------------------------------------

                   -------------------------------------------------------------
                   NFJ Diversified Low P/E Fund         Through October 31, 1995
                   -------------------------------------------------------------


                                     [LINE GRAPH APPEARS HERE]

                                                NFJ               S&P
                                             Diversified          500
                                              Low P/E            Index

                             1/01/92          $200,000          $200,000
                            10/31/92          $207,957          $205,646
                            10/31/93          $263,113          $236,286
                            10/31/94          $263,516          $245,546
                            10/31/95          $329,351          $310,402

                   -------------------------------------------------------------

                   The line graph above assumes the investment of $200,000 on 1/1/92, the first full month following the Fund's Institutional Class inception on 12/30/91, compared with the S&P 500 Index, an unmanaged market index.

Annualized Returns Ended 10/31/95
--------------------------------------------------------------
                                                         Since
                                                     Inception
                          1 Yr.   2 Yrs.   3 Yrs.   (12/30/91)
--------------------------------------------------------------
NFJ Diversified
Low P/E Fund (%)          24.98   11.88    16.56         14.08
--------------------------------------------------------------
S&P 500
Index (%)                 26.41   14.62    14.72           n/a
--------------------------------------------------------------

                   -------------------------------------------------------------
                   NFJ Small Cap Value Fund             Through October 31, 1995
                   -------------------------------------------------------------


                                     [LINE GRAPH APPEARS HERE]

                                                NFJ             Russell
                                             Small Cap            2000
                                               Value             Index
                             10/1/91          $200,000          $200,000
                            10/31/91          $202,376          $205,280
                            10/31/92          $230,194          $224,752
                            10/31/93          $284,528          $297,555
                            10/31/94          $276,313          $296,643
                            10/31/95          $331,240          $351,006

                   -------------------------------------------------------------

                   The line graph above assumes the investment of $200,000 on 10/1/91, the Fund's Institutional Class inception date, compared with the Russell 2000 Index, an unmanaged market index.

Annualized Returns Ended 10/31/95
--------------------------------------------------------------
                                                         Since
                                                     Inception
                          1 Yr.   3 Yrs.   4 Yrs.    (10/1/91)
--------------------------------------------------------------
NFJ Small Cap
Value Fund (%)            19.88   12.90    13.11        13.15
--------------------------------------------------------------
Russell 2000
Index (%)                 18.33   16.02    14.35          n/a
--------------------------------------------------------------

                   -------------------------------------------------------------
                   Cadence Capital Appreciation Fund    Through October 31, 1995
                   -------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]

                                              Cadence             S&P
                                              Capital             500
                                            Appreciation         Index
                             4/01/91          $200,000          $200,000
                            10/31/91          $217,393          $213,127
                            10/31/92          $240,759          $234,351
                            10/31/93          $301,676          $269,268
                            10/31/94          $302,124          $279,820
                            10/31/95          $388,139          $353,730

                   -------------------------------------------------------------

                   The line graph above assumes the investment of $200,000 on 4/1/91, the first full month following the Fund's Institutional Class inception on 3/8/91, compared with the S&P 500 Index, an unmanaged market index.

Annualized Returns Ended 10/31/95
-------------------------------------------------------------
                                                        Since
                                                    Inception
                          1 Yr.   3 Yrs.   4 Yrs.    (3/8/91)
-------------------------------------------------------------
Cadence Capital
Appreciation              28.47   17.26    15.59        15.88
Fund (%)
-------------------------------------------------------------
S&P 500
Index (%)                 26.41   14.72    13.50          n/a
-------------------------------------------------------------

                   -------------------------------------------------------------
                   Cadence Mid Cap Growth Fund          Through October 31, 1995
                   -------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]

                                                Cadence             S&P
                                                MidCap             MidCap
                                                Growth             Index
                             9/01/91           $200,000          $200,000
                            10/31/91           $206,372          $207,154
                            10/31/92           $228,890          $229,546
                            10/31/93           $285,123          $279,003
                            10/31/94           $286,774          $285,646
                            10/31/95           $374,345          $346,262

                   -------------------------------------------------------------

                   The line graph above assumes the investment of $200,000 on 9/1/91, the first full month following the Fund's Institutional Class inception on 8/26/91, compared with the S&P MidCap Index, an unmanaged market index.

Annualized Returns Ended 10/31/95
--------------------------------------------------------------
                                                         Since
                                                     Inception
                          1 Yr.   3 Yrs.   4 Yrs.    (8/26/91)
--------------------------------------------------------------
Cadence Mid Cap
Growth Fund (%)           30.54   17.82    16.05         16.11
--------------------------------------------------------------
S&P MidCap
Index (%)                 21.21   14.68    13.70           n/a
--------------------------------------------------------------

Cumulative Returns Ended 10/31/95
--------------------------------------------------------------
                                                         Since
                                                     Inception
                          1 Yr.   3 Yrs.   4 Yrs.   (11/30/94)
--------------------------------------------------------------
Cadence Mid Cap
Growth Fund               n/a     n/a      n/a           36.64
Admin. Class (%)
--------------------------------------------------------------
S&P MidCap
Index (%)                 n/a     n/a      n/a             n/a
--------------------------------------------------------------

                   -------------------------------------------------------------
                   Cadence Micro Cap Growth Fund        Through October 31, 1995
                   -------------------------------------------------------------


                                     [LINE GRAPH APPEARS HERE]

                                              Cadence          Russell
                                             Micro Cap           2000
                                              Growth            Index
                             7/01/93         $200,000          $200,000
                            10/31/93         $221,879          $223,095
                            10/31/94         $238,086          $222,412
                            10/31/95         $308,401          $263,171

                   -------------------------------------------------------------

                   The line graph above assumes the investment of $200,000 on 7/1/93, the first full month following the Fund's Institutional Class inception on 6/25/93, compared with the Russell 2000 Index, an unmanaged market index.

Annualized Returns Ended 10/31/95
-------------------------------------------------------------
                                                        Since
                                                    Inception
                          1 Yr.   2 Yrs.   3 Yrs.   (6/25/93)
-------------------------------------------------------------
Cadence Micro Cap
Growth Fund (%)           29.54   17.90    n/a          20.17
-------------------------------------------------------------
Russell 2000
Index (%)                 18.33    8.61    n/a            n/a
-------------------------------------------------------------

                   -------------------------------------------------------------
                   Cadence Small Cap Growth Fund        Through October 31, 1995
                   -------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]

                                          Cadence           Russell
                                         Small Cap           2000
                                          Growth            Index
                             2/01/91     $200,000          $200,000
                            10/31/91     $263,145          $260,144
                            10/31/92     $289,983          $284,820
                            10/31/93     $402,485          $377,080
                            10/31/94     $421,081          $375,925
                            10/31/95     $494,314          $444,817

                   -------------------------------------------------------------

                   The line graph above assumes the investment of $200,000 on 2/1/91, the first full month following the Fund's Institutional Class inception on 1/7/91, compared with the Russell 2000 Index, an unmanaged market index.

Annualized Returns Ended 10/31/95
-------------------------------------------------------------
                                                        Since
                                                    Inception
                          1 Yr.   3 Yrs.   4 Yrs.    (1/7/91)
-------------------------------------------------------------
Cadence Small Cap
Growth Fund (%)           17.39   19.46    17.07        24.11
-------------------------------------------------------------
Russell 2000
Index (%)                 18.33   16.02    14.35          n/a
-------------------------------------------------------------

Cumulative Returns Ended 10/31/95
-------------------------------------------------------------
                                                        Since
                                                    Inception
                          1 Yr.   3 Yrs.   4 Yrs.   (9/27/95)
-------------------------------------------------------------
Cadence Small
Cap Growth Fund           n/a     n/a      n/a         (5.34)
Admin. Class (%)
-------------------------------------------------------------
Russell 2000
Index (%)                 n/a     n/a      n/a            n/a
-------------------------------------------------------------

                   -------------------------------------------------------------
                   Columbus Circle Investors Core Equity Fund
                                                        Through October 31, 1995
                   -------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]

                                           CCI
                                           Core             S&P 500
                                          Equity             Index
                             1/01/95     $200,000          $200,000
                            10/31/95     $255,530          $258,657

                   -------------------------------------------------------------

                   The line graph above assumes the investment of $200,000 on 1/1/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared with the S&P 500 Index, an unmanaged market index.

Cumulative Returns Ended 10/31/95
--------------------------------------------------------------
                                                         Since
                                                     Inception
                          1 Yr.   2 Yrs.   3 Yrs.   (12/28/94)
--------------------------------------------------------------
Columbus Circle
Investors Core            n/a     n/a      n/a           27.86
Equity Fund (%)
--------------------------------------------------------------
S&P 500
Index (%)                 n/a     n/a      n/a             n/a
--------------------------------------------------------------

Cumulative Returns Ended 10/31/95
--------------------------------------------------------------
                                                         Since
                                                     Inception
                          1 Yr.   2 Yrs.   3 Yrs.    (5/31/95)
--------------------------------------------------------------
Columbus Circle
Investors Core
Equity Fund               n/a     n/a      n/a           11.34
Admin. Class (%)
--------------------------------------------------------------
S&P 500
Index (%)                 n/a     n/a      n/a             n/a
--------------------------------------------------------------


                   -------------------------------------------------------------
                   Columbus Circle Investors Mid Cap Equity Fund
                                                        Through October 31, 1995
                   -------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]

                                           CCI               S&P
                                          Mid Cap          Mid Cap
                                          Equity            Index
                             1/01/95     $200,000          $200,000
                            10/31/95     $258,597          $251,577

                   -------------------------------------------------------------

                   The line graph above assumes the investment of $200,000 on 1/1/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared with the S&P MidCap Index, an unmanaged market index.

Cumulative Returns Ended 10/31/95
--------------------------------------------------------------
                                                         Since
                                                     Inception
                          1 Yr.   2 Yrs.   3 Yrs.   (12/28/94)
--------------------------------------------------------------
Columbus Circle
Investors Mid Cap         n/a     n/a      n/a           29.34
Equity Fund (%)
--------------------------------------------------------------
S&P MidCap
Index (%)                 n/a     n/a      n/a             n/a
--------------------------------------------------------------

                   -------------------------------------------------------------
                   Parametric Enhanced Equity Fund      Through October 31, 1995
                   -------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]

                                              Parametric          S&P
                                              Enhanced            500
                                              Equity             Index
                             3/01/91          $200,000          $200,000
                            10/31/91          $218,442          $218,179
                            10/31/92          $243,478          $239,905
                            10/31/93          $263,442          $275,650
                            10/31/94          $268,252          $286,452
                            10/31/95          $333,870          $362,114

                   -------------------------------------------------------------

                   The line graph above assumes the investment of $200,000 on 3/1/91, the first full month following the Fund's Institutional Class inception on 2/11/91, compared with the S&P 500 Index, an unmanaged market index.

Annualized Returns Ended 10/31/95
-------------------------------------------------------------
                                                        Since
                                                    Inception
                          1 Yr.   3 Yrs.   4 Yrs.   (2/11/91)
-------------------------------------------------------------
Parametric
Enhanced Equity
Fund (%)                  24.46   11.10    11.19        11.55
-------------------------------------------------------------
S&P 500
Index (%)                 26.41   14.72    13.50          n/a
-------------------------------------------------------------

                   -------------------------------------------------------------
                   Blairlogie Emerging Markets Fund     Through October 31, 1995
                   -------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]

                                        Blairlogie
                                        Emerging        MSCI         IFC
                                         Markets        Index       Index

                             6/01/93     $200,000     $200,000    $200,000
                            10/31/93     $251,097     $258,920    $258,973
                            10/31/94     $342,254     $334,954    $329,994
                            10/31/95     $247,465     $269,911    $252,373

                   -------------------------------------------------------------

                   The line graph above assumes the investment of $200,000 on 6/1/93, the Fund's Institutional Class inception date, compared with the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and the International Finance Corporation Investable (IFCI) Index, both unmanaged market indexes of emerging markets stocks.

Annualized Returns Ended 10/31/95
--------------------------------------------------------------
                                                         Since
                                                     Inception
                          1 Yr.    2 Yrs.   3 Yrs.    (6/1/93)
--------------------------------------------------------------
Blairlogie
Emerging Markets          (27.70)  (0.73)   n/a           9.21
Fund (%)
--------------------------------------------------------------
MSCI Emerging
Markets Free              (19.42)   2.10    n/a            n/a
Index (%)
--------------------------------------------------------------
IFCI Composite
Index (%)                 (23.52)  (1.28)   n/a            n/a
--------------------------------------------------------------

Annualized Returns Ended 10/31/95
---------------------------------------------------------------
                                                          Since
                                                      Inception
                          1 Yr.    2 Yrs.   3 Yrs.   (10/20/94)
---------------------------------------------------------------
Blairlogie Emerging
Markets Fund              (27.96)  n/a      n/a         (29.06)
Admin. Class (%)
---------------------------------------------------------------
MSCI Emerging
Markets Free              (19.42)  n/a      n/a             n/a
Index (%)
---------------------------------------------------------------
IFCI Composite
Index (%)                 (23.52)  n/a      n/a             n/a
---------------------------------------------------------------

                   -------------------------------------------------------------
                   Blairlogie International Active Fund Through October 31, 1995
                   -------------------------------------------------------------


                                     [LINE GRAPH APPEARS HERE]

                                             Blairlogie
                                           International         EAFE
                                              Active             Index

                             7/01/93         $200,000          $200,000
                            10/31/93         $222,035          $219,768
                            10/31/94         $247,979          $242,105
                            10/31/95         $259,487          $241,164

                   -------------------------------------------------------------

                   The line graph above assumes the investment of $200,000 on 7/1/93, the first full month following the Fund's Institutional Class inception on 6/8/93, compared with the Morgan Stanley Capital International EAFE Index (Europe, Australasia, Far East), an unmanaged market index of over 1,000 stocks.

Annualized Returns Ended 10/31/95
---------------------------------------------------------------
                                                          Since
                                                      Inception
                          1 Yr.    2 Yrs.   3 Yrs.     (6/8/93)
---------------------------------------------------------------
Blairlogie
International              3.83    7.69     n/a            9.59
Active Fund (%)
---------------------------------------------------------------
EAFE Index (%)            (0.40)   4.70     n/a             n/a
---------------------------------------------------------------

Cumulative Returns Ended 10/31/95
---------------------------------------------------------------
                                                          Since
                                                      Inception
                          1 Yr.    2 Yrs.   3 Yrs.   (11/30/94)
---------------------------------------------------------------
Blairlogie
International
Active Fund               n/a      n/a      n/a            9.61
Admin. Class (%)
---------------------------------------------------------------
EAFE Index (%)            n/a      n/a      n/a             n/a
---------------------------------------------------------------

                   -------------------------------------------------------------
                   Balanced Fund                        Through October 31, 1995
                   -------------------------------------------------------------


                                     [LINE GRAPH APPEARS HERE]

                                                      Lehman Bros       S&P
                                                     Aggregate Bond     500
                                          Balanced       Index         Index

                             7/01/92      $200,000      $200,000     $200,000
                            10/31/92      $211,214      $205,820     $206,964
                            10/31/93      $232,468      $230,251     $237,800
                            10/31/94      $232,651      $221,789     $247,120
                            10/31/95      $277,946      $252,030     $312,392

                   -------------------------------------------------------------

                   The line graph above assumes the investment of $200,000 on 7/1/92, the first full month following the Fund's Institutional Class inception on 6/25/92, compared with the Lehman Brothers Aggregate Bond Index and the S&P 500 Index, unmanaged bond and stock market indexes.

Annualized Returns Ended 10/31/95
-------------------------------------------------------------
                                                        Since
                                                    Inception
                          1 Yr.   2 Yrs    3 Yrs.   (6/25/92)
-------------------------------------------------------------
Balanced
Fund (%)                  19.47    9.35     9.58        10.57
-------------------------------------------------------------
S&P 500
Index (%)                 26.41   14.62    14.72          n/a
-------------------------------------------------------------
Lehman Bros.
Aggregate Bond            15.65    5.55     7.61          n/a
Index (%)
-------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 1995

                                                  ------------  -----------  -----------  ------------  -------------  ------------
Amounts in thousands, except per share amounts                    PIMCO                                                  Cadence
                                                                 Managed                      NFJ                        Capital
                                                  Money Market   Bond and    NFJ Equity   Diversified   NFJ Small Cap  Appreciation
                                                      Fund      Income Fund  Income Fund  Low P/E Fund    Value Fund       Fund
                                                  ------------  -----------  -----------  ------------  -------------  ------------
Assets:

Investments, at value                             $     7,664   $  440,848   $  113,865   $    14,437   $     35,037   $   234,120
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Foreign currency investments, at value                      0            0            0             0              0             0
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Cash                                                        0            3           98             0              6         3,335
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Receivable for investments and
  foreign currency sold                                     0          626          737            80             49         1,758
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Receivable for Fund shares sold                            57            0        5,565             3              7           139
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Variation margin receivable                                 0          327            0             0              0             0
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Interest and dividends receivable                          42        4,249          318            22             62           114
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
                                                        7,763      446,053      120,583        14,542         35,161       239,466
==============================================    ===========   ==========   ==========   ===========   ============   ===========

Liabilities:

Payable for investments and
  foreign currency purchased                                0            3        2,178            90             32         3,017
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Written options outstanding                                 0           16            0             0              0             0
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Payable for Fund shares redeemed                            9          474            3             0              6             3
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Dividends payable                                           0          106          176             0              3            78
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Accrued investment adviser's fee                            1           89           43             5             18            90
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Accrued administrator's fee                                 2           89           24             3              8            50
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Accrued distribution fee                                    0            1            0             0              0             0
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Accrued trustees' fee                                       0           15            4             1              1             8
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Accrued reorganization expense                              0            6            0             0              0             0
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Other liabilities                                           0            0            0             0              0             0
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
                                                           12          799        2,428            99             68         3,246
==============================================    ===========   ==========   ==========   ===========   ============   ===========

Net Assets                                        $     7,751   $  445,254   $  118,155   $    14,443   $     35,093   $   236,220
==============================================    ===========   ==========   ==========   ===========   ============   ===========

Net Assets Consist of:

Paid in capital                                   $     7,751   $  433,992   $  102,778   $    10,335   $     30,422   $   176,220
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Undistributed (overdistributed)
  net investment income                                     0           (5)           0             0              1             0
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Accumulated undistributed
  net realized gain (loss)                                  0        1,664        4,607         2,030          2,205        15,487
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Net unrealized appreciation (depreciation)                  0        9,603       10,770         2,078          2,465        44,513
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
                                                  $     7,751   $  445,254   $  118,155   $    14,443   $     35,093   $   236,220
==============================================    ===========   ==========   ==========   ===========   ============   ===========

Shares Issued and Outstanding
Institutional class                                     7,741       43,309        9,013         1,153          2,679        13,946
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Administrative class                                       10          309           11             0              0             0
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------

Net Asset Value, Offering and Redemption Price
  Per Share (Net Assets Per Share Outstanding)
Institutional class                               $      1.00   $    10.21   $    13.09   $     12.53   $      13.10   $     16.94
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Administrative class                                     1.00        10.22        13.13             -              -             -
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------

Cost of Investments Owned                               7,664      435,924      103,095        12,359         32,572       189,607
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------

Cost of Foreign Currency Held                               0            0            0             0              0             0
==============================================    ===========   ==========   ==========   ===========   ============   ===========

See Notes to Financial Statements

------------ --------------- ------------- ----------------- ------------------ ------------- ------------- -------------- ---------
                                                Columbus           Columbus
Cadence Mid   Cadence Micro  Cadence Small  Circle Investors  Circle Investors   Parametric    Blairlogie    Blairlogie
Cap Growth    Cap Growth      Cap Growth       Core Equity      Mid Cap Equity    Enhanced      Emerging    International  Balanced
   Fund          Fund            Fund             Fund               Fund        Equity Fund  Markets Fund   Active Fund     Fund
------------ --------------- ------------- ----------------- ------------------ ------------- ------------- -------------- ---------
$   189,595   $     70,392   $     76,655    $     31,761      $      8,298      $     73,955  $     71,334  $  58,609    $  78,180
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
          0              0              0               0                 0                 0           250      5,094            0
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
        194             90              0             539                99                11         1,708      1,080            8
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------

      3,274             66            658             305               185                 0         2,477        830        1,670
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
        104             36              0             136                 0                 0            96         25            1
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
          0              0              0               0                 0                 0             0          6           22
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
         69             31             13              18                 1                84           211        163          370
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
    193,236         70,615         77,326          32,759             8,583            74,050        76,076     65,807       80,251
============  ============   ============    ============      ============      ============  ============  =========    =========

      2,888            647            485             278               211                 0         1,473      1,267        7,560
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
          0              0              0               1                 0                 0             0          0            0
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
          2            104          2,159               3                 3                 4            27          4            0
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
         16              0              0              13                 7                 0           115        191            0
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
         72             73             65              15                 4                29            56         33           32
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
         40             14             16               7                 1                16            33         28           18
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
          0              0              0               5                 0                 0             0          0            0
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
          6              2              2               1                 0                 2             3          2            3
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
          0              0              0               0                 0                 0             0          0            0
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
          0              0             78               0                 0                 0             0          0            0
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
      3,024            840          2,805             323               226                51         1,707      1,525        7,613
============  ============   ============    ============      ============      ============  ============  =========    =========


$    190,212  $     69,775   $     74,521    $     32,436      $      8,357      $     73,999  $     74,369  $  64,282    $  72,638
============  ============   ============    ============      ============      ============  ============  =========    =========

$    141,596  $     54,024   $     52,510    $     29,240      $      7,061      $     57,256  $     90,442  $  59,735    $  59,329
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
           0             0              0               0                 0                 0            10        (13)           0
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
       4,256         1,526          5,693             756               243             2,169       (15,113)     3,510        5,787
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
      44,360        14,225         16,318           2,440             1,053            14,574          (970)     1,050        7,522
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
$    190,212  $     69,775   $     74,521    $     32,436      $      8,357      $     73,999  $     74,369  $  64,282    $  72,638
============  ============   ============    ============      ============      ============  ============  =========    =========

      10,423         4,536          3,519             613               647             5,126         6,525      5,418        6,109
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
          49             0             26           1,937                 0                 0            74         58            0
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------


$     18.16   $      15.38   $      21.02    $      12.72      $      12.92      $      14.44     $   11.27   $  11.74     $  11.89
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
      18.17              -          21.01           12.73                --                --         11.24      11.73            -
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
    145,235         56,167         60,337          29,322             7,245            59,381        72,304     57,455       70,943
============  ============   ============    ============      ============      ============  ============  =========    =========
          0              0              0               0                 0                 0           250      5,116            0
============  ============   ============    ============      ============      ============  ============  =========    =========

STATEMENTS OF OPERATIONS
For the year or period ended October 31, 1995

                                                  ------------  -----------  -----------  ------------  -------------  ------------
$ in thousands                                                    PIMCO                                                  Cadence
                                                                 Managed                      NFJ                        Capital
                                                  Money Market   Bond and    NFJ Equity   Diversified   NFJ Small Cap  Appreciation
                                                      Fund      Income Fund  Income Fund  Low P/E Fund    Value Fund       Fund
                                                  ------------  -----------  -----------  ------------  -------------  ------------

Investment Income:
Dividends, net of foreign taxes                   $         0   $        0   $    4,162   $       405   $        964   $     2,967
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Interest                                                  576       28,155          335            28             88           794
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
  Total income                                            576       28,155        4,497           433          1,052         3,761
==============================================    ===========   ==========   ==========   ===========   ============   ===========

Expenses:
Investment advisory fees                                   14        1,009          446            61            203           881
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Administration fees                                        24        1,009          247            34             85           490
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Distribution fees - Administrative Class                    1            5            0             0              0             0
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Trustees' fees                                              1           15            4             1              1             7
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Miscellaneous                                               0            6            0             0              0             0
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
  Total expenses                                           40        2,044          697            96            289         1,378
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------

Net Investment Income (Loss)                              536       26,111        3,800           337            763         2,383
==============================================    ===========   ==========   ==========   ===========   ============   ===========

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                     0       (2,228)       4,643         2,035          2,349        16,227
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Net realized gain on futures
  contracts and written options                             0       16,773            0             0              0             0
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Net realized gain on foreign
  currency transactions                                     0            0            0             0              0             0
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Net change in unrealized appreciation
  (depreciation) on investments                             0       11,126        9,476           484          3,100        31,810
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Net change in unrealized appreciation
  (depreciation) on futures contracts and
  written options                                           0        8,255            0             0              0             0
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------
Net change in unrealized depreciation
  on translation of assets and liabilities
  denominated in foreign currencies                         0            0            0             0              0             0
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------

  Net Gain (Loss)                                           0       33,926       14,119         2,519          5,449        48,037
----------------------------------------------    -----------   ----------   ----------   -----------   ------------   -----------

Net Increase (Decrease) in Assets Resulting
from Operations                                   $       536   $   60,037   $   17,919   $     2,856   $      6,212   $    50,420
==============================================    ===========   ==========   ==========   ===========   ============   ===========

(a) From commencement of operations on December 28, 1994.
See Notes to Financial Statements

------------ --------------- ------------- ----------------- ------------------ ------------- ------------- -------------- ---------

                                                Columbus           Columbus
Cadence Mid   Cadence Micro  Cadence Small  Circle Investors  Circle Investors   Parametric    Blairlogie    Blairlogie
Cap Growth    Cap Growth      Cap Growth       Core Equity      Mid Cap Equity    Enhanced      Emerging    International  Balanced
   Fund          Fund            Fund            Fund (a)          Fund (a)      Equity Fund  Markets Fund   Active Fund     Fund
------------ --------------- ------------- ----------------- ------------------ ------------- ------------- -------------- ---------


$      1,139  $        308   $        339    $        121      $         19      $      1,817  $      1,342  $     858    $   1,365
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
         494           243            246              71                28                39           103        177        2,736
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
       1,633           551            585             192                47             1,856         1,445      1,035        4,101
============  ============   ============    ============      ============      ============  ============  =========    =========



         650           609            595              74                26               319           638        282          417
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
         361           122            149              33                11               177           375        235          232
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
           1             0              0              22                 0                 0             1          2            0
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
           6             2              2               1                 0                 3             3          1            3
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
           0             0              0               0                 0                 0             0          0            0
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------
       1,018           733            746             130                37               499         1,017        520          652
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------

         615          (182)          (161)             62                10             1,357           428        515        3,449
============  ============   ============    ============      ============      ============  ============  =========    =========



       6,630         2,911          5,706             740               238             2,417       (15,214)     1,012        6,372
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------

           0             0              0              16                 5                 0             0        174          779
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------

           0             0              0               0                 0                 0           104      2,320            0
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------

      31,560        10,798          4,873           2,439             1,053            12,008        (8,263)        63        3,440
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------


           0             0              0               1                 0                 0             0        (61)         958
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------


           0             0              0               0                 0                 0            (2)       (73)           0
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------

      38,190        13,709         10,579           3,196             1,296            14,425       (23,375)     3,435       11,549
------------  ------------   ------------    ------------      ------------      ------------  ------------  ---------    ---------


$     38,805  $     13,527      $  10,418    $      3,258      $      1,306      $     15,782  $    (22,947) $   3,950    $  14,998
============  ============   ============    ============      ============      ============  ============  =========    =========

STATEMENTS OF CHANGES IN NET ASSETS

                                                   --------------------------------------    --------------------------------------
$ in thousands                                               Money Market Fund                 PIMCO Managed Bond and Income Fund
                                                   --------------------------------------    --------------------------------------
Increase (Decrease) in Net Assets from:
                                                                 Year Ended                                Year Ended
                                                   October 31, 1995      October 31, 1994    October 31, 1995      October 31, 1994
Operations
Net investment income                              $            536      $            232    $         26,111      $         18,938
-------------------------------------------------  --------------------------------------    --------------------------------------
Net realized gain (loss)                                          0                     0              14,545               (13,171)
-------------------------------------------------  --------------------------------------    --------------------------------------
Net change in unrealized appreciation
  (depreciation) on investments                                   0                     0              11,126               (15,278)
-------------------------------------------------  --------------------------------------    --------------------------------------
Net change in unrealized appreciation
  (depreciation) on futures contracts and
  written options                                                 0                     0               8,255                (3,286)
-------------------------------------------------  --------------------------------------    --------------------------------------
Net increase (decrease) resulting from operations               536                   232              60,037               (12,797)
=================================================  ======================================    ======================================

Net equalization credits (debits)                                 0                     0                   0                     0
=================================================  ======================================    ======================================

Distributions to Shareholders
From net investment income
  Institutional class                                          (517)                 (232)            (25,586)              (18,938)
-------------------------------------------------  --------------------------------------    --------------------------------------
  Administrative class                                          (19)                    0                (106)                    0
-------------------------------------------------  --------------------------------------    --------------------------------------
From net realized capital gains
  Institutional class                                             0                     0                (422)               (1,934)
-------------------------------------------------  --------------------------------------    --------------------------------------
  Administrative class                                            0                     0                  (2)                     0
-------------------------------------------------  --------------------------------------    --------------------------------------
Tax basis return of capital
  Institutional class                                             0                     0                   0                (2,228)
-------------------------------------------------  --------------------------------------    --------------------------------------
  Administrative class                                            0                     0                   0                     0
-------------------------------------------------  --------------------------------------    --------------------------------------

Total distributions                                            (536)                 (232)            (26,116)              (23,100)
=================================================  ======================================    ======================================

Fund Share Transactions
Receipts for shares sold
  Institutional class                                        22,820                20,109             100,602                45,109
-------------------------------------------------  --------------------------------------    --------------------------------------
  Administrative class                                        1,799                     0               2,972                     0
-------------------------------------------------  --------------------------------------    --------------------------------------
Issued as reinvestment of distributions
  Institutional class                                           493                   226              24,511                22,389
-------------------------------------------------  --------------------------------------    --------------------------------------
  Administrative class                                           19                     0                 108                     0
-------------------------------------------------  --------------------------------------    --------------------------------------
Cost of shares redeemed
  Institutional class                                       (23,025)              (18,717)            (74,687)              (44,961)
-------------------------------------------------  --------------------------------------    --------------------------------------
  Administrative class                                       (1,809)                    0                 (73)                    0
-------------------------------------------------  --------------------------------------    --------------------------------------
Net increase (decrease) resulting from
  Fund share transactions                                       297                 1,618              53,433                22,537
-------------------------------------------------  --------------------------------------    --------------------------------------

Total Increase (Decrease) in Net Assets                         297                 1,618              87,354               (13,360)
=================================================  ======================================    ======================================

Net Assets
Beginning of period                                           7,454                 5,836             357,900               371,260
-------------------------------------------------  --------------------------------------    --------------------------------------
End of period *                                    $          7,751      $          7,454    $        445,254      $        357,900
-------------------------------------------------  --------------------------------------    --------------------------------------

*Including net undistributed
  (overdistributed) investment income of:          $              0      $              0    $             (5)     $              0
-------------------------------------------------  --------------------------------------    --------------------------------------

See Notes to Financial Statements

--------------------------------------    --------------------------------------    --------------------------------------
       NFJ Equity Income Fund                  NFJ Diversified Low P/E Fund               NFJ Small Cap Value Fund
--------------------------------------    --------------------------------------    --------------------------------------

              Year Ended                                Year Ended                                Year Ended
October 31, 1995      October 31, 1994    October 31, 1995      October 31, 1994    October 31, 1995      October 31, 1994
$          3,800      $          3,091    $            337      $            443    $            763      $            796
--------------------------------------    --------------------------------------    --------------------------------------
           4,643                 2,553               2,035                 1,370               2,349                 2,329
--------------------------------------    --------------------------------------    --------------------------------------

           9,476                (3,086)                484                (1,865)              3,100                (4,045)
--------------------------------------    --------------------------------------    --------------------------------------


               0                     0                   0                     0                   0                     0
--------------------------------------    --------------------------------------    --------------------------------------
          17,919                 2,558               2,856                   (52)              6,212                  (920)
======================================    ======================================    ======================================

              62                   210                  (4)                  (20)                (10)                  (60)
======================================    ======================================    ======================================



          (3,822)               (3,065)               (342)                 (438)               (761)                 (796)
--------------------------------------    --------------------------------------    --------------------------------------
              (4)                    0                   0                     0                   0                     0
--------------------------------------    --------------------------------------    --------------------------------------

          (2,558)                 (285)             (1,375)                 (166)             (2,473)                 (271)
--------------------------------------    --------------------------------------    --------------------------------------
              (4)                    0                   0                     0                   0                     0
--------------------------------------    --------------------------------------    --------------------------------------

               0                     0                   0                     0                   0                     0
--------------------------------------    --------------------------------------    --------------------------------------
               0                     0                   0                     0                   0                     0
--------------------------------------    --------------------------------------    --------------------------------------

          (6,388)               (3,350)             (1,717)                 (604)             (3,234)               (1,067)
======================================    ======================================    ======================================



          25,992                40,831                 115                 1,361               4,351                11,609
--------------------------------------    --------------------------------------    --------------------------------------
             120                     0                   0                     0                   0                     0
--------------------------------------    --------------------------------------    --------------------------------------

           5,859                 3,042               1,715                   601               3,218                 1,036
--------------------------------------    --------------------------------------    --------------------------------------
               8                     0                   0                     0                   0                     0
--------------------------------------    --------------------------------------    --------------------------------------

         (17,770)              (18,780)             (3,964)               (8,774)             (6,680)              (25,885)
--------------------------------------    --------------------------------------    --------------------------------------
             (12)                    0                   0                     0                   0                     0
--------------------------------------    --------------------------------------    --------------------------------------

          14,197                25,093              (2,134)               (6,812)                889               (13,240)
--------------------------------------    --------------------------------------    --------------------------------------

          25,790                24,511                (999)               (7,488)              3,857               (15,287)
======================================    ======================================    ======================================


          92,365                67,854              15,442                22,930              31,236                46,523
--------------------------------------    --------------------------------------    --------------------------------------
$        118,155      $         92,365    $         14,443      $         15,442    $         35,093      $         31,236
--------------------------------------    --------------------------------------    --------------------------------------


$              0      $             26    $              0      $              5    $              1      $              0
--------------------------------------    --------------------------------------    --------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                  --------------------------------------    --------------------------------------
$ in thousands                                      Cadence Capital Appreciation Fund            Cadence Mid Cap Growth Fund
                                                  --------------------------------------    --------------------------------------
Increase in Net Assets from:
                                                                Year Ended                                Year Ended
                                                  October 31, 1995      October 31, 1994    October 31, 1995      October 31, 1994
Operations
Net investment income (loss)                      $          2,383      $          1,549    $            615      $            450
----------------------------------------------    --------------------------------------    --------------------------------------
Net realized gain (loss)                                    16,227                  (730)              6,630                (2,373)
----------------------------------------------    --------------------------------------    --------------------------------------
Net change in unrealized appreciation
  (depreciation) on investments                             31,810                   772              31,560                 2,911
----------------------------------------------    --------------------------------------    --------------------------------------
Net change in unrealized appreciation
  on futures contracts and  written options                      0                     0                   0                     0
----------------------------------------------    --------------------------------------    --------------------------------------
Net increase resulting from operations                      50,420                 1,591              38,805                   988
==============================================    ======================================    ======================================

Net equalization credits                                        65                   253                  46                    60
==============================================    ======================================    ======================================

Distributions to Shareholders
From net investment income
  Institutional class                                       (2,383)               (1,552)               (615)                 (450)
----------------------------------------------    --------------------------------------    --------------------------------------
  Administrative class                                           0                     0                   0                     0
----------------------------------------------    --------------------------------------    --------------------------------------
From net realized capital gains
  Institutional class                                            0                  (394)                  0                   (72)
----------------------------------------------    --------------------------------------    --------------------------------------
  Administrative class                                           0                     0                   0                     0
----------------------------------------------    --------------------------------------    --------------------------------------
Tax basis return of capital
  Institutional class                                            0                    (5)                  0                    (4)
----------------------------------------------    --------------------------------------    --------------------------------------
  Administrative class                                           0                     0                   0                     0
----------------------------------------------    --------------------------------------    --------------------------------------

Total distributions                                         (2,383)               (1,951)               (615)                 (526)
==============================================    ======================================    ======================================

Fund Share Transactions
Receipts for shares sold
  Institutional class                                       47,862                94,234              56,121                74,414
----------------------------------------------    --------------------------------------    --------------------------------------
  Administrative class                                           0                     0               1,745                     0
----------------------------------------------    --------------------------------------    --------------------------------------
Issued as reinvestment of distributions
  Institutional class                                        2,167                 1,883                 563                   503
----------------------------------------------    --------------------------------------    --------------------------------------
  Administrative class                                           0                     0                   0                     0
----------------------------------------------    --------------------------------------    --------------------------------------
Cost of shares redeemed
  Institutional class                                      (27,352)              (15,559)            (27,331)              (21,273)
----------------------------------------------    --------------------------------------    --------------------------------------
  Administrative class                                           0                     0                (913)                    0
----------------------------------------------    --------------------------------------    --------------------------------------
Net increase resulting from
  Fund share transactions                                   22,677                80,558              30,185                53,644
----------------------------------------------    --------------------------------------    --------------------------------------

Total Increase in Net Assets                                70,779                80,451              68,421                54,166
==============================================    ======================================    ======================================

Net Assets
Beginning of period                                        165,441                84,990             121,791                67,625
----------------------------------------------    --------------------------------------    --------------------------------------
End of period *                                   $        236,220      $        165,441    $        190,212      $        121,791
----------------------------------------------    --------------------------------------    --------------------------------------

*Including net undistributed
  (overdistributed) investment income of:         $              0      $              0    $              0      $              0
----------------------------------------------    --------------------------------------    --------------------------------------

See Notes to Financial Statements

--------------------------------------    --------------------------------------    --------------------------------------
    Cadence Micro Cap Growth Fund             Cadence Small Cap Growth Fund               Columbus Circle Investors
                                                                                               Core Equity Fund
--------------------------------------    --------------------------------------    --------------------------------------
                                                                                                     Period from
              Year Ended                                Year Ended                          December 28, 1994 to
October 31, 1995      October 31, 1994    October 31, 1995      October 31, 1994                October 31, 1995
$           (182)     $            (50)   $           (161)     $           (150)               $             62
--------------------------------------    --------------------------------------    --------------------------------------
           2,911                (1,218)              5,706                 3,696                             756
--------------------------------------    --------------------------------------    --------------------------------------

          10,798                 2,444               4,873                (1,467)                          2,439
--------------------------------------    --------------------------------------    --------------------------------------

               0                     0                   0                     0                               1
--------------------------------------    --------------------------------------    --------------------------------------
          13,527                 1,176              10,418                 2,079                           3,258
======================================    ======================================    ======================================

               0                     0                   0                     0                              80
======================================    ======================================    ======================================



               0                     0                   0                     0                             (27)
--------------------------------------    --------------------------------------    --------------------------------------
               0                     0                   0                     0                             (35)
--------------------------------------    --------------------------------------    --------------------------------------

               0                     0              (3,708)               (1,453)                              0
--------------------------------------    --------------------------------------    --------------------------------------
               0                     0                   0                     0                               0
--------------------------------------    --------------------------------------    --------------------------------------

               0                     0                   0                     0                               0
--------------------------------------    --------------------------------------    --------------------------------------
               0                     0                   0                     0                               0
--------------------------------------    --------------------------------------    --------------------------------------

               0                     0              (3,708)               (1,453)                            (62)
======================================    ======================================    ======================================



          26,532                20,799              16,717                 8,392                           7,025
--------------------------------------    --------------------------------------    --------------------------------------
               0                     0                 574                     0                          23,345
--------------------------------------    --------------------------------------    --------------------------------------

               0                     0               3,456                 1,424                               8
--------------------------------------    --------------------------------------    --------------------------------------
               0                     0                   0                     0                              35
--------------------------------------    --------------------------------------    --------------------------------------

          (2,889)                 (197)             (3,361)               (3,325)                           (293)
--------------------------------------    --------------------------------------    --------------------------------------
               0                     0                   0                     0                            (960)
--------------------------------------    --------------------------------------    --------------------------------------

          23,643                20,602              17,386                 6,491                          29,160
--------------------------------------    --------------------------------------    --------------------------------------

          37,170                21,778              24,096                 7,117                          32,436
======================================    ======================================    ======================================


          32,605                10,827              50,425                43,308                               0
--------------------------------------    --------------------------------------    --------------------------------------
$         69,775      $         32,605    $         74,521      $         50,425                $         32,436
--------------------------------------    --------------------------------------    --------------------------------------


$              0      $              0    $              0      $              0                $              0
--------------------------------------    --------------------------------------    --------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                     -------------------------         --------------------------------------
$ in thousands                                       Columbus Circle Investors            Parametric Enhanced Equity Fund
                                                        Mid Cap Equity Fund
                                                     -------------------------         --------------------------------------
                                                               Period from
Increase (Decrease) in Net Assets from:               December 28, 1994 to                           Year Ended
                                                          October 31, 1995             October 31, 1995      October 31, 1994
Operations
Net investment income (loss)                              $             10             $          1,357      $          1,308
-------------------------------------------------    -------------------------         --------------------------------------
Net realized gain (loss)                                               243                        2,417                   731
-------------------------------------------------    -------------------------         --------------------------------------
Net change in unrealized appreciation
  (depreciation) on investments                                      1,053                       12,008                  (495)
-------------------------------------------------    -------------------------         --------------------------------------
Net change in unrealized appreciation
  (depreciation) on futures contracts and
  written options                                                        0                            0                     0
-------------------------------------------------    -------------------------         --------------------------------------
Net change in unrealized depreciation on
  translation of assets and liabilities
  denominated in foreign currencies                                      0                            0                     0
-------------------------------------------------    -------------------------         --------------------------------------
Net increase (decrease) resulting from operations                    1,306                       15,782                 1,544
=================================================    =========================         ======================================

Net equalization credits (debits)                                       13                          (27)                   90
=================================================    =========================         ======================================

Distributions to Shareholders
From net investment income
  Institutional class                                                  (10)                      (1,356)               (1,308)
-------------------------------------------------    -------------------------         --------------------------------------
  Administrative class                                                   0                            0                     0
-------------------------------------------------    -------------------------         --------------------------------------
From net realized capital gains
  Institutional class                                                    0                         (939)                 (242)
-------------------------------------------------    -------------------------         --------------------------------------
  Administrative class                                                   0                            0                     0
-------------------------------------------------    -------------------------         --------------------------------------

Total distributions                                                    (10)                      (2,295)               (1,550)
=================================================    =========================         ======================================

Fund Share Transactions
Receipts for shares sold
  Institutional class                                                7,334                       11,181                31,773
-------------------------------------------------    -------------------------         --------------------------------------
  Administrative class                                                   0                            0                     0
-------------------------------------------------    -------------------------         --------------------------------------
Issued as reinvestment of distributions
  Institutional class                                                    3                        2,282                 1,544
-------------------------------------------------    -------------------------         --------------------------------------
  Administrative class                                                   0                            0                     0
-------------------------------------------------    -------------------------         --------------------------------------
Cost of shares redeemed
  Institutional class                                                 (289)                     (18,839)              (14,210)
-------------------------------------------------    -------------------------         --------------------------------------
  Administrative class                                                   0                            0                     0
-------------------------------------------------    -------------------------         --------------------------------------
Net increase (decrease) resulting from
  Fund share transactions                                            7,048                       (5,374)               19,107
-------------------------------------------------    -------------------------         --------------------------------------

Total Increase (Decrease) in Net Assets                              8,357                        8,084                19,191
=================================================    =========================         ======================================

Net Assets
Beginning of period                                                      0                       65,915                46,724
-------------------------------------------------    -------------------------         --------------------------------------
End of period *                                           $          8,357             $         73,999      $         65,915
-------------------------------------------------    -------------------------         --------------------------------------

*Including net undistributed
  (overdistributed) investment income of:                 $              0             $              0      $              0
-------------------------------------------------    -------------------------         --------------------------------------

See Notes to Financial Statements

--------------------------------------    --------------------------------------    --------------------------------------
   Blairlogie Emerging Markets Fund        Blairlogie International Active Fund                Balanced Fund
--------------------------------------    --------------------------------------    --------------------------------------

              Year Ended                                Year Ended                                Year Ended
October 31, 1995      October 31, 1994    October 31, 1995      October 31, 1994    October 31, 1995      October 31, 1994
$            428      $            (22)   $            515      $            159    $          3,449      $          4,311
--------------------------------------    --------------------------------------    --------------------------------------
         (15,110)                3,745                3,506                  695               7,151                (1,199)
--------------------------------------    --------------------------------------    --------------------------------------

          (8,263)                5,133                   63                  566               3,440                (2,198)
--------------------------------------    --------------------------------------    --------------------------------------


               0                     0                 (61)                   27                 958                  (800)
--------------------------------------    --------------------------------------    --------------------------------------


              (2)                    0                 (73)                   34                   0                     0
--------------------------------------    --------------------------------------    --------------------------------------
         (22,947)                8,856                3,950                1,481              14,998                   114
======================================    ======================================    ======================================

               4                    73                  142                   56                   0                     0
======================================    ======================================    ======================================



            (414)                   (2)               (504)                  (55)             (3,451)               (4,310)
--------------------------------------    --------------------------------------    --------------------------------------
              (3)                    0                  (5)                    0                   0                     0
--------------------------------------    --------------------------------------    --------------------------------------

          (3,784)                 (244)               (844)                  (35)                  0                (1,852)
--------------------------------------    --------------------------------------    --------------------------------------
               0                     0                  (2)                    0                   0                     0
--------------------------------------    --------------------------------------    --------------------------------------

          (4,201)                 (246)             (1,355)                  (90)             (3,451)               (6,162)
======================================    ======================================    ======================================



          64,126                74,920               45,600               13,806              20,019                32,514
--------------------------------------    --------------------------------------    --------------------------------------
           1,512                     0                  947                    0                   0                     0
--------------------------------------    --------------------------------------    --------------------------------------

           3,577                   245                1,148                   89               3,421                 6,162
--------------------------------------    --------------------------------------    --------------------------------------
               4                     0                    7                    0                   0                     0
--------------------------------------    --------------------------------------    --------------------------------------

         (46,658)              (18,853)             (8,424)               (1,072)            (93,043)              (28,344)
--------------------------------------    --------------------------------------    --------------------------------------
            (668)                    0                (302)                    0                   0                     0
--------------------------------------    --------------------------------------    --------------------------------------

          21,893                56,312               38,976               12,823             (69,603)               10,332
--------------------------------------    --------------------------------------    --------------------------------------

          (5,251)               64,995               41,713               14,270             (58,056)                4,284
======================================    ======================================    ======================================


          79,620                14,625               22,569                8,299             130,694               126,410
--------------------------------------    --------------------------------------    --------------------------------------
$         74,369      $         79,620    $          64,282     $         22,569    $         72,638      $        130,694
--------------------------------------    --------------------------------------    --------------------------------------


$             10      $              0    $             (13)    $            (21)   $              0      $              2
--------------------------------------    --------------------------------------    --------------------------------------

FINANCIAL HIGHLIGHTS

                             ------------   ----------   --------------   ------------   ----------   -------------   -------------
Selected Per Share Data for   Net Asset                  Net Realized/    Total Income   Dividends    Distributions
the Year or Period Ended:       Value          Net         Unrealized         from        from Net      from Net      Distributions
                             Beginning of   Investment   Gain (Loss) on    Investment    Investment     Realized          from
                                Period        Income      Investments      Operations      Income     Capital Gains   Equalization
                             ------------   ----------   --------------   ------------   ----------   -------------   -------------
Money Market Fund
Institutional Class
  10/31/95                   $       1.00   $     0.06   $         0.00   $       0.06   $    (0.06)  $        0.00   $        0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------
  10/31/94                           1.00         0.03             0.00           0.03        (0.03)           0.00            0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------
  10/31/93                           1.00         0.03             0.00           0.03        (0.03)           0.00            0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------
  10/31/92                           1.00         0.04             0.00           0.04        (0.04)           0.00            0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------
  03/01/91 - 10/31/91                1.00         0.04             0.00           0.04        (0.04)           0.00            0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------

Administrative Class
01/24/95 - 10/31/95                  1.00         0.05             0.00           0.05        (0.05)           0.00            0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------

PIMCO Managed Bond and
Income Fund
Institutional Class
  10/31/95                   $       9.39   $     0.69   $         0.76   $       1.45   $    (0.62)  $       (0.01)   $       0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------
  10/31/94                          10.38         0.51            (0.88)         (0.37)       (0.51)          (0.05)           0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------
  10/31/93                           9.99         0.61             0.74           1.35        (0.61)          (0.35)           0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------
  12/30/91 - 10/31/92               10.00         0.49             0.23           0.72        (0.49)          (0.24)           0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------

Administrative Class
  11/30/94 - 10/31/95                9.34         0.56             0.88           1.44        (0.55)          (0.01)           0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------

NFJ Equity Income Fund
Institutional Class
  10/31/95                   $      11.75   $     0.46   $         1.67   $       2.13   $    (0.46)  $       (0.33)  $        0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------
  10/31/94                          11.95         0.42            (0.16)          0.26        (0.42)          (0.04)           0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------
  10/31/93                          10.92         0.40             1.40           1.80        (0.40)          (0.37)           0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------
  10/31/92                          10.77         0.45             0.93           1.38        (0.43)          (0.57)          (0.23)
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------
  03/08/91 - 10/31/91               10.00         0.24             0.92           1.16        (0.24)          (0.15)           0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------

Administrative Class
  11/30/94 - 10/31/95               11.12         0.39             2.35           2.74        (0.40)          (0.33)           0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------

NFJ Diversified Low P/E Fund
  10/31/95                   $      11.55   $     0.30   $         2.18   $       2.48   $    (0.30)  $       (1.20)  $        0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------
  10/31/94                          11.92         0.30            (0.28)          0.02        (0.29)          (0.10)           0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------
  10/31/93                          10.05         0.28             2.36           2.64        (0.28)          (0.49)           0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------
  12/30/91 - 10/31/92               10.00         0.24             0.23           0.47        (0.24)          (0.18)           0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------

NFJ Small Cap Value Fund
Institutional Class
  10/31/95                   $      12.07   $     0.28   $         1.92   $       2.20   $    (0.28)  $       (0.89)  $        0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------
  10/31/94                          12.81         0.29            (0.65)         (0.36)       (0.29)          (0.09)           0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------
  10/31/93                          10.98         0.24             2.33           2.57        (0.24)          (0.50)           0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------
  10/31/92                          10.09         0.22             1.17           1.39        (0.22)          (0.24)          (0.04)
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------
  10/01/91 - 10/31/91               10.00         0.02             0.10           0.12        (0.03)           0.00            0.00
---------------------------- ------------   ----------   --------------   ------------   ----------   -------------   -------------

* Annualized
See Notes to Financial Statements

---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------
                                                                                        Ratio of Net
                                                                           Ratio of      Investment
Tax Basis                    Net Asset                     Net Assets     Expenses to    Income to    Portfolio    Average
Return of       Total       Value End of                  End of Period   Average Net   Average Net   Turnover    Commission
 Capital    Distributions      Period      Total Return      (000's)        Assets         Assets       Rate         Rate
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------
$    0.00   $       (0.06)  $       1.00           5.67%  $       7,741          0.40%         5.53%        N/A          N/A
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------
     0.00           (0.03)          1.00           3.53           7,454          0.40          3.52         N/A
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.03)          1.00           2.83           5,836          0.40          2.78         N/A
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.04)          1.00           3.85           7,817          0.40          4.02         N/A
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.04)          1.00           3.78          45,406          0.53*         5.20         N/A
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------


     0.00           (0.05)          1.00           4.21              10          0.68*         5.94*        N/A          N/A
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------



$    0.00   $       (0.63)  $      10.21          15.96%  $     442,091          0.50%         6.47%      41.05%         N/A
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------
    (0.06)          (0.62)          9.39          (3.58)        357,900          0.50          5.22       99.46
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.96)         10.38          13.79         371,260          0.50          5.38       49.71
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.73)          9.99           7.52         287,113          0.50*         5.83*     133.61
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------


     0.00           (0.56)         10.22          15.92           3,163          0.76*         6.22*      40.91          N/A
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------



$    0.00   $       (0.79)  $      13.09          19.36%  $     118,015          0.70%         3.83%      46.49%       $0.06
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------
     0.00           (0.46)         11.75           2.25          92,365          0.70          3.77       35.56
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.77)         11.95          16.65          67,854          0.70          3.55       38.60
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (1.23)         10.92          12.89          30,506          0.70          3.83       46.74
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.39)         10.77          11.81          15,628          0.74*         4.18*      61.51
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------


     0.00           (0.73)         13.13          25.69             140          0.95*         3.43*      43.27          N/A
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------


$    0.00   $       (1.50)  $      12.53          24.98%  $      14,443          0.70%         2.50%      71.02%       $0.06
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------
     0.00           (0.39)         11.55           0.15          15,442          0.70          2.34       43.70
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.77)         11.92          26.35          22,930          0.70          2.43       28.19
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.42)         10.05           4.68          18,083          0.70*         2.57*      72.77
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------



$    0.00   $       (1.17)  $      13.10          19.88%  $      35,093          0.85%         2.25%      49.57%       $0.04
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------
     0.00           (0.38)         12.07          (2.89)         31,236          0.85          2.23       48.12
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.74)         12.81          23.60          46,523          0.85          2.05       41.80
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.50)         10.98          13.75          18,261          0.85          2.16       26.77
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.03)         10.09           1.19           5,060          1.09*         3.06*       0.00
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------

FINANCIAL HIGHLIGHTS

                               ------------  -------------  --------------  ------------  ----------  -------------  -------------
Selected Per Share Data for     Net Asset                   Net Realized/   Total Income  Dividends   Distributions
the Year or Period Ended:         Value          Net          Unrealized        from       from Net     from Net     Distributions
                               Beginning of   Investment    Gain (Loss) on   Investment   Investment    Realized         from
                                  Period     Income (Loss)   Investments     Operations     Income    Capital Gains  Equalization
                               ------------  -------------  --------------  ------------  ----------  -------------  -------------
Cadence Capital Appreciation Fund
Institutional Class
  10/31/95                     $      13.34  $        0.18  $         3.60  $       3.78  $    (0.18) $        0.00  $        0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------
  10/31/94                            13.50           0.14           (0.12)         0.02       (0.14)         (0.04)          0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------
  10/31/93                            11.27           0.11            2.73          2.84       (0.11)         (0.50)          0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------
  10/31/92                            11.02           0.14            1.05          1.19       (0.14)         (0.72)         (0.08)
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------
  03/08/91 - 10/31/91                 10.00           0.09            1.02          1.11       (0.09)          0.00           0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------

Cadence Mid Cap Growth Fund
Institutional Class
  10/31/95                     $      13.97  $        0.07  $         4.19  $       4.26  $    (0.07) $        0.00  $        0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------
  10/31/94                            13.97           0.06            0.01          0.07       (0.06)         (0.01)          0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------
  10/31/93                            11.29           0.07            2.70          2.77       (0.07)         (0.02)          0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------
  10/31/92                            10.28           0.10            1.03          1.13       (0.10)          0.00          (0.02)
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------
  08/26/91 - 10/31/91                 10.00           0.02            0.27          0.29       (0.01)          0.00           0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------

Administrative Class
  11/30/94 - 10/31/95                 13.31           0.03            4.85          4.88       (0.02)          0.00           0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------

Cadence Micro Cap Growth Fund
Institutional Class
  10/31/95                     $      11.87  $       (0.04) $         3.55  $       3.51  $     0.00  $        0.00  $        0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------
  10/31/94                            11.06          (0.03)           0.84          0.81        0.00           0.00           0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------
  06/25/93 - 10/31/93                 10.00           0.00            1.07          1.07        0.00           0.00           0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------

Cadence Small Cap Growth Fund
Institutional Class
  10/31/95                     $      19.38  $       (0.05) $         3.12  $       3.07  $     0.00  $       (1.43) $        0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------
  10/31/94                            19.15          (0.02)           0.89          0.87        0.00          (0.64)          0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------
  10/31/93                            15.80          (0.06)           6.19          6.13        0.00          (2.78)          0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------
  10/31/92                            14.87           0.01            1.50          1.51       (0.01)         (0.57)          0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------
  01/07/91 - 10/31/91                 10.00           0.02            5.03          5.05       (0.02)         (0.16)          0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------

Administrative Class
  09/27/95 - 10/31/95                 21.90          (0.02)          (0.87)        (0.89)       0.00           0.00           0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------

Columbus Circle Investors
Core Equity Fund
Institutional Class
  12/28/94 - 10/31/95          $      10.00  $        0.07  $         2.71  $       2.78  $    (0.06) $        0.00  $        0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------

Administrative Class
  05/31/95 - 10/31/95                 11.45           0.02            1.28          1.30       (0.02)          0.00           0.00
-----------------------------  ------------  -------------  --------------  ------------  ----------  -------------  -------------

* Annualized
See Notes to Financial Statements

---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------
                                                                                        Ratio of Net
                                                                           Ratio of      Investment
Tax Basis                    Net Asset                     Net Assets     Expenses to    Income to    Portfolio    Average
Return of       Total       Value End of                  End of Period   Average Net   Average Net   Turnover    Commission
 Capital    Distributions      Period      Total Return      (000's)        Assets         Assets       Rate         Rate
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------

$    0.00   $       (0.18)  $      16.94          28.47%  $     236,220          0.70%         1.22%      82.69%       $0.05
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------
     0.00           (0.18)         13.34           0.15         165,441          0.70          1.17       76.75
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.61)         13.50          25.30          84,990          0.70          0.94       81.15
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.94)         11.27          10.75          36,334          0.70          1.13      134.17
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.09)         11.02          11.19          18,813          0.75*         1.55*      40.54
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------



$    0.00   $       (0.07)  $      18.16          30.54%  $     189,320          0.70%         0.43%      78.29%       $0.04
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------
     0.00           (0.07)         13.97           0.58         121,791          0.70          0.45       60.85
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.09)         13.97          24.57          67,625          0.70          0.56       97.87
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.12)         11.29          10.91          21,213          0.70          0.87       65.92
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.01)         10.28           2.98           2,748          0.82*         0.92*      13.41
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------


     0.00           (0.02)         18.17          36.64             892          0.94*         0.23*      71.73          N/A
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------



$    0.00   $        0.00   $      15.38          29.54%  $      69,775          1.50%        (0.37%)     86.68%       $0.03
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------
     0.00            0.00          11.87           7.31          32,605          1.50         (0.25)      58.81
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
    (0.01)          (0.01)         11.06          10.81          10,827          1.50*        (0.02)*     15.98
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------



$    0.00   $       (1.43)  $      21.02          17.39%  $      73,977          1.25%        (0.27%)     85.61%       $0.02
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------
     0.00           (0.64)         19.38           4.62          50,425          1.25         (0.33)      65.53
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (2.78)         19.15          38.80          43,308          1.25         (0.35)      62.15
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.58)         15.80          10.20          33,734          1.25          0.09       66.05
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.18)         14.87          50.68          33,168          1.29*         0.11*      47.84
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------


     0.00            0.00          21.01          (5.34)            544          1.60*        (0.82)*      8.80          N/A
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------




$    0.00   $       (0.06)  $      12.72          27.86%  $       7,791          0.82%*        0.79%*    122.88%       $0.03
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------


     0.00           (0.02)         12.73          11.34          24,645          1.06*         0.34*      57.96         N/A
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------

FINANCIAL HIGHLIGHTS

                                   ------------  ----------  --------------  ------------  ----------  -------------  -------------
Selected Per Share Data for         Net Asset                Net Realized/   Total Income  Dividends   Distributions
the Year or Period Ended:             Value         Net        Unrealized        from       from Net     from Net     Distributions
                                   Beginning of  Investment  Gain (Loss) on   Investment   Investment    Realized         from
                                      Period       Income     Investments     Operations     Income    Capital Gains  Equalization
                                   ------------  ----------  --------------  ------------  ----------  -------------  -------------

Columbus Circle Investors
Mid Cap Equity Fund
Institutional Class
12/28/94 - 10/31/95                $      10.00  $     0.02  $         2.92  $       2.94  $    (0.02) $        0.00  $        0.00
---------------------------------  ------------  ----------  --------------  ------------  ----------  -------------  -------------

Parametric Enhanced Equity Fund
Institutional Class
  10/31/95                         $      11.99  $     0.25  $         2.62  $       2.87  $    (0.25) $       (0.17) $        0.00
---------------------------------  ------------  ----------  --------------  ------------  ----------  -------------  -------------
  10/31/94                                12.08        0.25           (0.04)         0.21       (0.25)         (0.05)          0.00
---------------------------------  ------------  ----------  --------------  ------------  ----------  -------------  -------------
  10/31/93                                11.76        0.23            0.74          0.97       (0.23)         (0.42)          0.00
---------------------------------  ------------  ----------  --------------  ------------  ----------  -------------  -------------
  10/31/92                                10.80        0.16            1.06          1.22       (0.16)         (0.04)         (0.06)
---------------------------------  ------------  ----------  --------------  ------------  ----------  -------------  -------------
  02/11/91 - 10/31/91                     10.00        0.16            0.80          0.96       (0.16)          0.00           0.00
---------------------------------  ------------  ----------  --------------  ------------  ----------  -------------  -------------

Blairlogie Emerging Markets Fund
Institutional Class
  10/31/95                         $      16.53  $     0.07  $        (4.55) $      (4.48) $    (0.06) $       (0.72) $        0.00
---------------------------------  ------------  ----------  --------------  ------------  ----------  -------------  -------------
  10/31/94                                12.27       (0.01)           4.45          4.44        0.00          (0.18)          0.00
---------------------------------  ------------  ----------  --------------  ------------  ----------  -------------  -------------
  06/08/93 - 10/31/93                     10.00        0.03            2.52          2.55       (0.02)         (0.26)          0.00
---------------------------------  ------------  ----------  --------------  ------------  ----------  -------------  -------------

Administrative Class
  10/31/95                                16.95        0.00           (4.95)        (4.95)      (0.05)         (0.71)          0.00
---------------------------------  ------------  ----------  --------------  ------------  ----------  -------------  -------------

Blairlogie International Active Fund
Institutional Class
  10/31/95                         $      11.86  $     0.10  $         0.30  $       0.40  $    (0.09) $       (0.43) $        0.00
---------------------------------  ------------  ----------  --------------  ------------  ----------  -------------  -------------
  10/31/94                                10.69        0.09            1.15          1.24       (0.03)         (0.04)          0.00
---------------------------------  ------------  ----------  --------------  ------------  ----------  -------------  -------------
  06/08/93 - 10/31/93                     10.00        0.05            0.69          0.74       (0.04)         (0.01)          0.00
---------------------------------  ------------  ----------  --------------  ------------  ----------  -------------  -------------

Administrative Class
  11/30/94 - 10/31/95                     11.21        0.02            1.01          1.03       (0.08)         (0.43)          0.00
---------------------------------  ------------  ----------  --------------  ------------  ----------  -------------  -------------

Balanced Fund
Institutional Class
  10/31/95                         $      10.35  $     0.44  $         1.54  $       1.98  $    (0.44) $        0.00  $        0.00
---------------------------------  ------------  ----------  --------------  ------------  ----------  -------------  -------------
  10/31/94                                10.84        0.34           (0.34)         0.00       (0.34)         (0.15)          0.00
---------------------------------  ------------  ----------  --------------  ------------  ----------  -------------  -------------
  10/31/93                                10.42        0.35            0.68          1.03       (0.35)         (0.26)          0.00
---------------------------------  ------------  ----------  --------------  ------------  ----------  -------------  -------------
  06/25/92 - 10/31/92                     10.00        0.12            0.52          0.64       (0.12)         (0.10)          0.00
---------------------------------  ------------  ----------  --------------  ------------  ----------  -------------  -------------

* Annualized
See Notes to Financial Statements

---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------
                                                                                        Ratio of Net
                                                                           Ratio of      Investment
Tax Basis                    Net Asset                     Net Assets     Expenses to    Income to    Portfolio    Average
Return of       Total       Value End of                  End of Period   Average Net   Average Net   Turnover    Commission
 Capital    Distributions      Period      Total Return      (000's)        Assets         Assets       Rate         Rate
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------

$    0.00   $       (0.02)  $      12.92          29.34%  $       8,357          0.88%*        0.24%*    131.58%       $0.04
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------



$    0.00   $       (0.42)  $      14.44          24.46%  $      73,999          0.70%         1.91%      20.59%       $0.05
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------
     0.00           (0.30)         11.99           1.83          65,915          0.70          2.20       43.58
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.65)         12.08           8.20          46,724          0.70          1.89       15.02
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.26)         11.76          11.46          36,515          0.70          1.81       16.85
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.16)         10.80           9.59           4,451          0.73*         2.14*       0.15
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------



$    0.00   $       (0.78)  $      11.27        (27.70%)  $      73,539          1.35%         0.57%     118.18%       $0.03
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------
     0.00           (0.18)         16.53          36.31          79,620          1.35         (0.06)      79.04
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.28)         12.27          25.55          14,625          1.34*         0.64*      36.51
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------


     0.00           (0.76)         11.24        (27.96)             830          1.62          0.02      118.18          N/A
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------



$    0.00   $       (0.52)  $      11.74           3.83%  $      63,607          1.10%         1.10%      63.12%       $0.03
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------
     0.00           (0.07)         11.86          11.68          22,569          1.10          1.12       88.55
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.05)         10.69           7.39           8,299          1.10*         0.91*      19.61
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------


     0.00           (0.51)         11.73           9.61             675          1.34*         0.50*      58.07          N/A
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------


$    0.00   $       (0.44)  $      11.89          19.47%  $      72,638          0.70%         3.73%      43.10%       $0.04
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------   ----------
     0.00           (0.49)         10.35           0.08         130,694          0.70          3.25       46.72
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.61)         10.84          10.06         126,410          0.70          3.10       19.32
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------
     0.00           (0.22)         10.42           6.40          99,198          0.70*         3.36*      38.51
---------   -------------   ------------   ------------   -------------   -----------   -----------   ---------

SCHEDULE OF INVESTMENTS

                       [PIE CHART APPEARS HERE]    Short-Term Instruments  98.9%

Money Market Fund

October 31, 1995

                                                       Principal
                                                          Amount           Value
                                                         (000's)         (000's)
--------------------------------------------------------------------------------
Short-Term Instruments - 98.9%
--------------------------------------------------------------------------------

Discount Notes - 93.5%

American Greetings Co.
   5.740% due 11/08/95                                 $     250      $     250
Avnet, Inc.
   5.730% due 12/08/95                                       300            298
Commercial Credit Co.
   9.875% due 12/01/95                                       350            351
Electronic Data Systems Corp.
   5.670% due 11/28/95                                       250            249
Federal Home Loan Bank Corp.
   5.600% due 11/09/95                                       500            499
Federal Home Loan Mortgage Corp.
   5.655% due 11/13/95                                       250            250
Ford Motor Credit Co.
   5.700% due 11/10/95                                       250            250
G. E. Capital Corp.
   5.770% due 11/27/95                                       160            159
Georgia Power
   4.750% due 03/01/96                                       250            249
Great-West Life & Annuity
   5.720% due 12/08/95                                       250            249
GTE Northwest, Inc.
   5.730% due 11/09/95                                       200            200
Heinz Co.
   5.750% due 11/13/95                                       250            250
Hercules, Inc.
   5.730% due 11/15/95                                       250            249
IBM Credit Corp.
   5.750% due 11/10/95                                       300            300
Kimberly Clark
   5.720% due 11/30/95                                       250            249
McCormick & Co., Inc.
   5.710% due 11/21/95                                       300            299
MidAmerica Energy Co.
   5.730% due 11/21/95                                       250            249
New England Power Co.
   5.740% due 11/27/95                                       250            249
PHH Corp.
   5.730% due 11/29/95                                       250            249
Raytheon Corp.
   5.720% due 11/20/95                                       250            249
Shell Oil Co.
   7.700% due 02/01/96                                       250            251
Sonoco Products Co.
   5.760% due 11/14/95                                       250            249
Stanley Works
   5.720% due 11/27/95                                       300            299
Temple Inland, Inc.
   5.750% due 11/02/95                                       250            249
Toys-R-Us, Inc.
   5.680% due 12/01/95                                       250            249
Waste Management
   6.250% due 12/15/95                                       300            300
Weyerhaeuser Co.
   9.250% due 11/15/95                                       300            300
                                                                      ---------
Total Short-Term Notes                                                    7,244
                                                                      =========

                                                       Principal
                                                          Amount           Value
                                                         (000's)         (000's)
--------------------------------------------------------------------------------
Repurchase Agreement - 5.4%

State Street Bank                                      $     420      $     420
   4.500% due 11/01/95
   (Dated 10/31/95.  Collateralized by
   U.S. Treasury Bond 11.250% due 02/15/15
   valued at $430,876.  Repurchase
   proceeds are $420,053.)

Total Investments - 98.9%                                             $   7,664
(Cost $7,664)

Other Assets and Liabilities (Net) - 1.1%                                    87
                                                                      ---------

Net Assets - 100.0%                                                   $   7,751
                                                                      =========

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

                                                Corporate Bonds and Notes  30.8%
                                                                    Other   2.4%
                    [PIE CHART APPEARS HERE]
                                                   Short-Term Instruments  20.6%

                                               Mortgage-Backed Securities  45.2%



PIMCO Managed Bond and Income Fund
October 31, 1995

                                                       Principal
                                                          Amount           Value
                                                         (000's)         (000's)
--------------------------------------------------------------------------------
Corporate Bonds and Notes - 30.8%
--------------------------------------------------------------------------------
Banking and Finance - 6.5%
Citicorp
   5.950% due 01/30/98 (d) (e)                         $   5,000      $    5,003
   6.000% due 05/29/98 (d) (e)                             5,000           4,944
First Interstate Bancorp
   6.188% due 06/25/97                                       250             251
General Motors Acceptance Corp.
   6.750% due 04/25/97                                    10,000          10,099
   7.900% due 05/01/97                                       500             513
Great Western Financial
   8.625% due 12/01/98                                     3,000           3,176
Home Savings of America
   10.500% due 06/12/97                                    4,500           4,561
Lehman Brothers Holdings
   8.875% due 11/01/98                                       500             533
                                                                      ----------
                                                                          29,080
Industrials - 16.9%
AMR Corp.
   7.750% due 12/01/97                                    10,000          10,204
   9.430% due 05/10/01                                     1,000           1,117
   8.900% due 02/26/07 (e)                                 6,450           6,949
Columbia Health Care
   5.996% due 07/28/97                                    15,000          15,013
Hewlett Packard Co.
   5.680% due 01/05/96                                     5,000           4,947
   5.670% due 01/09/96                                     3,800           3,757
Occidental Petroleum
   11.750% due 03/15/11                                   10,000          10,674
Time Warner, Inc.
   6.835% due 08/15/00 (e)                                 5,575           5,603
   7.975% due 08/15/04                                     3,345           3,437
   8.110% due 08/15/06                                     6,690           6,869
   8.180% due 08/15/07                                     6,690           6,858
                                                                      ----------
                                                                          75,428
Utilities - 7.4%
Commonwealth Edison
   8.000% due 10/15/03                                     7,550           7,715
CTC Mansfield Funding
   11.125% due 09/30/16                                    2,500           2,534
Illinois Power Co.
   5.850% due 10/01/96                                     1,000             998
Long Island Lighting Co.
   8.750% due 05/01/96                                     8,000           8,088
   9.000% due 11/01/22 (e)                                 7,250           7,286
Ohio Edison
   8.500% due 05/01/96                                     3,000           3,035
Wisconsin Electric Power
   5.700% due 12/08/95                                     3,100           3,082
                                                                      ----------
                                                                          32,738
                                                                      ----------
Total Corporate Bonds and Notes                                          137,246
(Cost $133,857)                                                       ==========

--------------------------------------------------------------------------------
U.S. Treasury Obligations - 2.3%
--------------------------------------------------------------------------------
U.S. Treasury Note
   6.500% due 04/30/97                                    10,000          10,131
                                                                      ----------
Total U.S. Treasury Obligations                                           10,131
(Cost $10,125)                                                        ==========

--------------------------------------------------------------------------------
U.S. Government Agencies - 0.1%
--------------------------------------------------------------------------------
Federal Home Loan Bank
   5.630% due 11/13/95 (d)                                   600             599
                                                                      ----------
Total U.S. Government Agencies                                               599
(Cost $599)                                                           ==========

                                                       Principal
                                                          Amount           Value
                                                         (000's)         (000's)
--------------------------------------------------------------------------------
Mortgage-Backed Securities - 45.2%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation - 1.6%
   9.000% due 12/15/20                                 $   4,627      $    4,853
   10.500% due 04/01/01                                      190             198
   8.500% due 12/01/01                                        10              10
   7.250% due 03/01/06                                       547             548
   8.250% due 03/01/08                                       244             251
   8.250% due 05/01/08                                        76              78
   9.500% due 02/01/11                                       204             216
   15.500% due 06/01/11                                        4               4
   10.000% due 06/01/11                                       39              42
   11.875% due 06/15/13 (e)                                  413             455
   8.800% due 12/01/15 (e)                                   339             365
                                                                      ----------
                                                                           7,020
Federal Housing Authority - 0.2%
   8.829% due 05/01/19 (e)                                   652             678
   7.430% due 10/01/19                                       391             400
                                                                      ----------
                                                                           1,078
Federal National Mortgage Association - 11.5%
   4.500% due 07/01/96 (e)                                    14              14
   9.000% due 12/01/01                                     2,180           2,289
   8.500% due 12/01/01                                       147             152
   8.500% due 07/01/03                                     1,214           1,258
   8.500% due 10/01/04                                     1,311           1,362
   8.500% due 11/01/04                                     1,030           1,070
   8.500% due 01/01/05                                       158             164
   8.500% due 01/01/05                                     2,444           2,540
   8.000% due 10/01/05                                       760             778
   8.500% due 01/01/07                                     1,090           1,133
   8.500% due 08/01/07                                        95              98
   7.750% due 10/01/07                                       631             641
   7.000% due 08/01/09                                       621             624
   11.000% due 09/01/10 (e)                                  366             412
   13.750% due 10/01/10                                       52              61
   13.750% due 11/01/11                                        7               9
   14.750% due 10/01/12                                       55              65
   13.750% due 10/01/12                                       71              82
   14.750% due 11/01/12                                        6               7
   13.750% due 01/01/13                                       12              14
   14.500% due 03/01/13                                       13              16
   13.750% due 09/01/13                                       24              29
   13.750% due 11/01/13                                       10              12
   13.750% due 12/01/14                                        2               3
   8.029% due 07/01/20 (d)                                 2,251           2,351
   6.542% due 02/01/23 (d)                                 3,084           3,152
   7.454% due 02/01/23 (d)                                 7,446           7,461
   5.484% due 12/01/23 (d)                                 4,031           4,072
   5.912% due 01/01/24 (d)                                 7,104           7,221
   6.574% due 04/01/24 (d)                                 5,464           5,565
   6.056% due 10/01/24 (d)                                 4,204           4,284
   7.769% due 04/01/29 (d)                                 4,127           4,257
                                                                      ----------
                                                                          51,196
Government National Mortgage Association - 4.2%
   7.500% due 03/15/24                                       460             467
   12.000% due 10/15/12                                       16              18
   12.000% due 01/15/13                                       10              12
   12.000% due 09/15/13                                        3               4
   12.000% due 09/15/13                                        3               4
   12.000% due 02/15/14                                       22              26
   12.000% due 03/15/14                                       11              13
   12.000% due 04/15/14                                        5               6
   12.000% due 12/15/14                                        2               2
   12.000% due 04/15/15                                        2               3
   12.000% due 04/15/15                                        7               8
   12.000% due 06/15/15                                        1               1

PIMCO Managed Bond and Income Fund

October 31, 1995

                                                       Principal
                                                          Amount           Value
                                                         (000's)         (000's)
--------------------------------------------------------------------------------
   12.000% due 06/15/15                                $      17     $       20
   12.000% due 10/15/15                                        1              1
   7.375% due 06/20/23 (d) (e)                             8,274          8,424
   7.000% due 09/20/24 (d) (e)                             4,661          4,764
   7.000% due 01/20/25 (d) (e)                             4,709          4,804
                                                                     ----------
                                                                         18,577
Collateralized Mortgage Obligations - 27.7%
AFC
   6.592% due 10/25/26 (d) (e)                             8,182          8,243
American Southwest Financial
   8.450% due 09/01/17                                       246            245
Bank of America
   9.000% due 03/01/08 (e)                                   124            129
Capstead
   8.900% due 12/25/21 (e)                                 1,068          1,101
Chase Mortgage Financial
   8.000% due 06/25/24 (e)                                   957            967
Citicorp Mortgage
   9.500% due 07/25/04                                        49             51
   9.500% due 10/25/04                                       220            230
CMC Securities Corp.
   9.000% due 04/25/10                                    16,253         16,711
   10.000% due 04/20/20                                    8,885          9,673
Countrywide
   7.913% due 11/25/24 (d) (e)                            10,388         10,661
   7.408% due 11/25/24 (d) (e)                            12,226         12,536
Dime Savings
   7.140% due 11/25/18 (d) (e)                               222            209
Donaldson, Lufkin & Jenrette
   11.000% due 08/01/19                                      557            616
FNMA
   7.000% due 04/25/15                                       367            370
   8.500% due 03/25/17                                     1,580          1,601
   9.000% due 09/25/18                                     2,240          2,309
   9.250% due 07/25/19                                     9,091          9,566
GMC
   9.300% due 07/20/19                                     1,000          1,086
Norwest
   12.375% due 01/01/14                                      622            682
Residential Funding
   10.000% due 10/01/19 (e)                                   56             57
Resolution Trust Corp.
   8.835% due 12/25/23 (e)                                 1,313          1,348
Ryland Acceptance Corp.
   7.878% due 09/25/23 (d)                                10,352         10,507
   8.000% due 09/25/22 (e)                                 9,553          9,601
Saxon Mortgage
   8.169% due 09/25/22 (d) (e)                             7,259          7,409
   8.130% due 01/25/23 (d) (e)                            10,317         10,472
Sears
   8.250% due 09/25/31 (e)                                   341            343
Sears Mortgage
   8.712% due 05/25/32 (d) (e)                             5,208          5,223
Security Pacific
   8.500% due 03/01/17 (e)                                   131            130
U.S. Home Equity
   8.500% due 04/15/21                                        68             69
Western Federal Savings & Loan
   6.979% due 03/25/19 (d) (e)                             1,016          1,006
                                                                     ----------
                                                                        123,151
                                                                     ----------
Total Mortgage-Backed Securities                                        201,022
(Cost $199,587)                                                      ==========

                                                       Principal
                                                          Amount           Value
                                                         (000's)         (000's)
--------------------------------------------------------------------------------
Purchased CME Put Option - 0.0%
--------------------------------------------------------------------------------
December Futures                                             150              2
    Strike @ 95.00 Exp. 11/95                                        ----------
Total Purchased CME Put Option                                                2
(Cost $3)                                                            ==========

--------------------------------------------------------------------------------
Short-Term Instruments - 20.6%
--------------------------------------------------------------------------------
Discount Notes - 16.9%
Abbott Laboratories
   5.710% due 11/14/95                                     3,000          2,994
Armstrong World
   8.5% due 02/08/96                                         400            402
Associates Corp. of North America
   5.680% due 11/27/95                                     5,500          5,477
AT&T Corp.
   5.710% due 11/03/95                                     5,000          4,998
   5.640% due 11/21/95                                     2,200          2,193
   5.700% due 01/09/96                                    10,000          9,887
   5.700% due 01/12/96                                     1,000            988
Discover Credit Corp.
   8.920% due 03/15/96 (e)                                11,000         11,209
   9.000% due 04/15/96 (e)                                 5,250          5,316
Eli Lilly & Co.
   6.080% due 01/09/96                                     4,500          4,449
Emerson Electric Co.
   5.750% due 11/17/95                                       500            499
G. E. Capital Corp.
   5.720% due 11/20/95                                     3,000          2,991
   5.720% due 11/30/95                                     8,700          8,660
   5.700% due 01/19/96                                     2,500          2,468
Motorola, Inc.
   5.710% due 11/17/95                                       800            798
Norfolk Southern Corp.
   5.680% due 01/12/96                                       300            296
Pitney Bowes Credit, Inc.
   5.690% due 11/20/95                                     2,000          1,994
United Parcel Service
   5.710% due 11/15/95                                     3,600          3,592
U.S. West Communications
   5.700% due 11/30/95                                     4,700          4,678
Wal-Mart Stores
   5.720% due 11/09/95                                     1,400          1,398
                                                                     ----------
                                                                         75,287
Repurchase Agreement - 2.9%
State Street Bank                                         12,860         12,860
   4.500% due 11/01/95
   (Dated 10/31/95.  Collateralized by
   U.S. Treasury Bond 11.250% due 02/15/15
   valued at $13,122,123.  Repurchase
   proceeds are $12,861,608.)
U.S. Treasury Bills - 0.8%
   6.560% due 11/16/95 (b)                                   620            618
   5.340% due 11/30/95 (b)                                   780            777
   5.270% due 02/08/96 (b)                                   615            606
   6.310% due 02/08/96 (b)                                 1,695          1,670
   5.265% due 02/15/96 (b)                                    30             30
                                                                     ----------
                                                                          3,701
                                                                     ----------
Total Short-Term Instruments                                             91,848
(Cost $91,753 )                                                      ==========


                                                                           Value
                                                                         (000's)
--------------------------------------------------------------------------------
Total Investments (a) - 99.0%                                        $  440,848
(Cost $435,924)

Written Options (c) - 0.0%                                                  (16)
(Premiums $169)

Other Assets and Liabilities (Net) - 1.0%                                 4,422
                                                                     ----------
Net Assets - 100.0%                                                  $  445,254
                                                                     ==========

Notes to Schedule of Investments ($ in thousands):
(a) At October 31, 1995, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for
    all investments in which there was an excess
    of value over tax cost.                                          $    6,410

    Aggregate gross unrealized depreciation for
    all investments in which there was an excess
    of tax cost over value.                                              (1,486)
                                                                     ----------

    Unrealized appreciation-net                                      $    4,924
                                                                     ==========

(b) Securities with an aggregate market value of $3,701 have been segregated with the custodian to cover margin requirements for the following open future contracts at October 31, 1995:

                                                                      Unrealized
Type                                                   Contracts    Appreciation
--------------------------------------------------------------------------------
U.S. Treasury 5 Year Note (12/95)                            567     $      229
U.S. Treasury 10 Year Note (12/95)                         1,432          2,150
U.S. Treasury 30 Year Note (12/95)                           624          2,146
                                                                     ----------
                                                                     $    4,525
                                                                     ==========
(c) Premiums received on Written Put Options:

                                                        Premium       Market
Type                                        Par         Received      Value
--------------------------------------------------------------------------------
CBOT U.S. Treasury Bond Futures
   Strike @ 112.00 Exp. (11/95)         $  500,000       $   169       $   16

(d) Variable rate security. The rate listed is as of October 31, 1995.

(e) Security valued under procedures established by the Board of Trustees.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

NFJ Equity Income Fund
October 31, 1995


15.1%  Consumer Discretionary
17.5%  Utilities
10.5%  Other
 6.9%  Health Care
13.8%  Financial & Business Services   [PIE CHART APPEARS HERE]
 9.8%  Short-Term Instruments
 8.9%  Materials & Processing
 7.0%  Energy
 6.9%  Consumer Staples


                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
Common Stocks - 86.6%
--------------------------------------------------------------------------------
Capital Goods - 5.2%

Briggs & Stratton Co.                                  48,100         $   1,944
Deere & Co.                                            24,200             2,163
GATX Corp.                                             41,900             1,990
                                                                      ----------
                                                                          6,097

Consumer Discretionary - 15.1%

Brunswick Corp.                                       113,600             2,215
Chrysler Corp.                                         37,880             1,956
Ford Motor Co.                                         67,000             1,926
Harland John H Co.                                     95,600             1,984
K Mart Corp.                                          239,500             1,965
Maytag Corp.                                          108,900             2,069
Melville Corp.                                        112,300             3,594
Springs Industries, Inc.                               49,900             2,139
                                                                      ----------
                                                                         17,848

Consumer Staples - 6.9%

American Brands, Inc.                                  47,800             2,049
Anheuser Busch                                         31,100             2,053
Philip Morris Co., Inc.                                23,600             1,994
Supervalu, Inc.                                        67,900             2,088
                                                                      ----------
                                                                          8,184

Energy - 7.0%

Atlantic Richfield                                     18,800             2,007
Texaco, Inc.                                           29,800             2,030
Ultramar Corp.                                        174,600             4,256
                                                                      ----------
                                                                          8,293

Financial & Business Services - 13.8%

Aetna Life & Casulty Co.                               31,200             2,196
Bankers Trust N.Y. Corp.                               30,900             1,970
Bear Stearns                                           91,917             1,827
Chase Manhattan Corp.                                  35,200             2,006
Meditrust                                              58,700             1,981
Mellon Bank Corp.                                      38,300             1,920
PNC Bank Corp.                                         82,400             2,163
Provident Life Accident "B"                            84,700             2,266
                                                                      ----------
                                                                         16,329

Health Care - 6.9%

American Home Products                                 22,200             1,967
Baxter International, Inc.                             51,800             2,001
Bristol Myers Squibb                                   26,300             2,005
Upjohn Co.                                             43,100             2,187
                                                                      ----------
                                                                          8,160

Materials & Processing - 8.9%

Fed Paper Board, Inc.                                  54,300             2,281
Olin Corp.                                             31,100             1,990
Phelps Dodge Corp.                                     67,700             4,290
PHH Corp.                                              43,500             1,903
                                                                      ----------
                                                                         10,464

Technology - 5.3%

Harris Corp.                                           37,400             2,174
Northrop Grumman Corp.                                 70,400             4,030
                                                                      ----------
                                                                          6,204

Utilities - 17.5%

Comsat Corp.                                           97,900         $   1,946
Detroit Edison Co.                                     61,700             2,082
NICOR Inc.                                             75,400             2,026
Pacific Gas & Electric                                 69,100             2,030
Pacific Telesis                                       138,900             4,219
Peoples Energy Corp.                                   74,000             2,128
Southern New England Telecom                           57,400             2,074
Texas Utilities Co.                                    58,000             2,132
Washington Water Power                                119,000             2,053
                                                                      ----------
                                                                         20,690
                                                                      ----------
Total Common Stocks                                                     102,269
                                                                      ==========
(Cost $91,499)


--------------------------------------------------------------------------------
Short-Term Instruments - 9.8%
--------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                      (000's)
Repurchase Agreement - 9.8%
State Street Bank                                 $    11,596            11,596
  4.500% due 11/01/95
  (Dated 10/31/95. Collateralized by
  U.S. Treasury Bond 11.250%
  due 02/15/15 valued at $11,829,496.
  Repurchase proceeds are $11,597,450.)
                                                                      ----------
Total Short-Term Instruments                                             11,596
                                                                      ==========
(Cost $11,596)

Total Investments (a) - 96.4%                                         $ 113,865
(Cost $103,095)

Other Assets and Liabilities (Net) - 3.6%                                 4,290
                                                                      ----------

Net Assets - 100.0%                                                   $ 118,155
                                                                      ==========

Notes to Schedule of Investments ($ in thousands):

(a) At October 31, 1995, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for
    all investments in which there was an excess
    of value over tax cost.                                           $  14,267

    Aggregate gross unrealized depreciation for
    all investments in which there was an excess
    of tax cost over value.                                              (3,497)
                                                                      ----------

    Unrealized appreciation-net                                       $  10,770
                                                                      ==========

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

NFJ Diversified Low P/E Fund
October 31, 1995

14.1%   Financial & Business Services
14.2%   Consumer Discretionary
 6.5%   Other
 6.6%   Materials & Processing
11.3%   Consumer Staples        [PIE CHART APPEARS HERE]
10.9%   Technology
10.3%   Energy
10.0%   Utilities
 8.4%   Short-Term Instruments
 7.7%   Health Care


                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
Common Stocks - 91.6%
--------------------------------------------------------------------------------
Capital Goods - 3.8%

Briggs & Stratton Co.                                   6,500         $     262
Deere & Co.                                             3,200               286
                                                                      ----------
                                                                            548

Consumer Discretionary - 14.2%

Brunswick Corp.                                         6,700               131
Chrysler Corp.                                          4,105               212
Goodyear Tire & Rubber                                  6,900               262
Maytag Corp.                                           14,600               277
Melville Corp.                                          7,400               237
Omnicom Group                                           2,100               134
Premark International, Inc.                             6,000               278
Reebok International Limited                            3,800               129
Sears Roebuck                                           7,600               258
Xerox Corp.                                             1,000               130
                                                                      ----------
                                                                          2,048

Consumer Staples - 11.3%

Anheuser Busch                                          6,200               409
IBP, Inc.                                               4,700               281
Philip Morris Co., Inc.                                 3,100               262
Supervalu, Inc.                                        13,300               409
Unilever NV                                             2,100               276
                                                                      ----------
                                                                          1,637

Energy - 10.3%

Atlantic Richfield                                      3,700               395
Repsol                                                  8,700               258
Texaco, Inc.                                            6,000               409
Ultramar Corp.                                         17,200               419
                                                                      ----------
                                                                          1,481

Financial & Business Services - 14.1%

Bear Stearns Cos                                        6,700               133
Chase Manhattan Corp.                                   6,300               359
Loews Corp.                                             1,800               264
Mellon Bank Corp.                                       5,000               251
PHH Corp.                                               8,100               354
Provident Life Accident "B"                            14,000               375
Standard Federal Bank                                   8,400               298
                                                                      ----------
                                                                          2,034

Health Care - 7.7%

American Home Products                                  4,400               390
Beckman Instruments                                     4,000               133
Tenet Healthcare Corp. (b)                              9,300               166
Upjohn Co.                                              8,400               426
                                                                      ----------
                                                                          1,115

Materials & Processing - 6.6%

Lennar Corp.                                            5,750               132
Phelps Dodge Corp.                                      4,500               285
Union Carbide Corp.                                     3,800               144
Wellman, Inc.                                           5,500               129
Willamette Industries                                   4,500               261
                                                                      ----------
                                                                            951

Technology - 10.9%

Advanced Micro Devices (b)                              4,900               117
Harris Corp.                                            4,800               279
Northrop Grumman Corp.                                  6,400               366
Raytheon Co.                                            6,800               297
Seagate Technology (b)                                  6,000               269
Sterling Software, Inc. (b)                             5,400               249
                                                                      ----------
                                                                          1,577

Transportation - 2.7%

AMR Corp. (b)                                           1,900               125
Conrail, Inc.                                           3,900               268
                                                                      ----------
                                                                            393

Utilities - 10.0%

Comsat Corp.                                           12,200               242
Detroit Edison Co.                                      8,300               280
NICOR, Inc.                                             9,000               242
Pacific Gas & Electric                                 13,500               397
Pacific Telesis                                         9,300               282
                                                                      ----------
                                                                          1,443
                                                                      ----------

Total Common Stocks                                                      13,227
                                                                      ==========
(Cost $11,149)

--------------------------------------------------------------------------------
Short-Term Instruments - 8.4%
--------------------------------------------------------------------------------
                                                    Principal
                                                       Amount
                                                      (000's)
Repurchase Agreement - 8.4%
State Street Bank                                 $     1,210             1,210
  4.500% due 11/01/95
  (Dated 10/31/95.  Collateralized by
  U.S. Treasury Bond 11.250% due 02/15/15
  valued at $1,245,622.  Repurchase
  proceeds are $1,216,152.)

                                                                      ----------
Total Short-Term Instruments                                              1,210
                                                                      ==========
(Cost $1,210)

Total Investments (a) - 100.0%                                        $  14,437
(Cost $12,359)

Other Assets and Liabilities (Net) - 0.0%                                    (6)
                                                                      ----------

Net Assets - 100.0%                                                   $  14,443
                                                                      ==========

Notes to Schedule of Investments ($ in thousands):

(a) At October 31, 1995, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for
    all investments in which there was an excess
    of value over tax cost.                                           $   2,323

    Aggregate gross unrealized depreciation for
    all investments in which there was an excess
    of tax cost over value.                                                (245)
                                                                      ----------

    Unrealized appreciation-net                                       $   2,078
                                                                      ==========
(b) Non-income producing security.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

NFJ Small Cap Value Fund
October 31, 1995

16.6%   Materials & Processing
22.2%   Financial & Business Services
 5.0%   Other
 3.0%   Health Care
 3.9%   Short-Term Instruments
14.3%   Consumer Discretionary  [PIE CHART APPEARS HERE]
10.3%   Capital Goods
 8.3%   Consumer Staples
 6.8%   Utilities
 5.2%   Technology
 4.2%   Energy



                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
Common Stocks - 95.9%
--------------------------------------------------------------------------------
Capital Goods - 10.3%

AGCO Corp.                                              6,650         $     298
Barnes Group, Inc.                                      8,900               334
Blount Inc. "A"                                         6,300               273
Brenco, Inc.                                           29,000               337
Kysor Industrial Corp.                                 15,700               367
Oshkosh Truck Corp.  "B"                               23,400               333
Regal Beloit                                           19,200               346
Scotsman Industries, Inc.                              21,600               351
Smith (A.O.) Corp.                                     15,500               321
Tecumseh Products Co. "A"                               6,200               291
Webb Corp.                                             18,000               374
                                                                      ----------
                                                                          3,625
Consumer Discretionary - 14.3%

Blair Corp.                                            12,100               357
Borg Warner Automotive                                 12,100               357
Ennis Business Forms, Inc.                             24,200               345
Fedders USA, Inc.                                      57,500               338
Garan, Inc.                                            12,900               237
Guilford Mills, Inc.                                   15,400               341
Haggar Corp.                                           13,400               221
Handleman                                              28,300               219
Outboard Marine Corp.                                  17,800               369
Oxford Industries, Inc.                                15,100               245
Ross Stores, Inc.                                      21,600               339
Shopko Stores, Inc.                                    30,200               325
Standard Products Co.                                   7,100               110
Strawbridge & Clothier "A"                             14,000               266
Sturm Ruger & Co., Inc.                                12,000               324
Toro Co.                                               11,200               323
Windmere Corp.                                         50,500               316
                                                                      ----------
                                                                          5,032
Consumer Services - 2.0%

Bowne & Co., Inc.                                      19,200               357
Merrill Corp.                                          20,800               333
                                                                      ----------
                                                                            690
Consumer Staples - 8.3%

Bindley Western Industries, Inc.                       20,000               312
Dimon, Inc.                                            22,800               333
Fay's, Inc.                                            36,000               288
International Multifoods                               15,700               322
Marsh Supermarkets, Inc. "B"                           30,300               364
Morningstar Group, Inc. (b)                            38,000               295
Nash Finch Co.                                         16,700               298
Super Foods Services, Inc.                             29,500               395
Thorn Apple Valley, Inc.                               16,500               285
                                                                      ----------
                                                                          2,892
Energy -  4.2%

Diamond Shamrock R & M, Inc.                           12,400               319
KCS Energy, Inc.                                       20,800               237
Offshore Logistics, Inc. (b)                           24,800               307
Swift Energy Co. (b)                                   32,700               290
Tosco Corp.                                             9,100               314
                                                                      ----------
                                                                          1,467
Financial & Business Services 22.2%

American Bankers Insurance Group                       11,400               409
American Health Properties                             15,300               315
Boston Bancorp                                          9,000               331
Capstead Mortgage Corp.                                10,000               328
Charter One Financial, Inc.                            13,500               383
Collective Bancorp, Inc.                               14,800               350
Comdisco, Inc.                                         10,300               314
Eaton Vance Corp.                                      10,700               391
First Commerce Corp.                                   12,900               400
First Finance Corp.                                    20,600               440
Fremont General                                        14,300               415
Glimcher Realty Trust                                  17,300               311
Hibernia Corp.  "A"                                    37,500               370
Inter-Regional Financial Group                          9,100               319
Jefferies Group, Inc.                                   9,400               369
Mcgrath Rentcorp                                       18,000               315
Morgan Keegan, Inc.                                    28,350               308
Orion Capital Corp.                                     7,800               320
Pioneer Financial Services, Inc.                       22,400               314
Raymond James Financial Corp.                          18,200               391
U S  Facilities                                        18,000               340
Zions Bancorp                                           5,400               374
                                                                      ----------
                                                                          7,807
Health Care - 3.0%

Adac Laboratories                                      31,400               373
Allied Healthcare Products                             18,900               359
Bergen Brunswig "A"                                    15,015               312
                                                                      ----------
                                                                          1,044
Materials & Processing - 16.6%

Amcast Industrial Corp.                                19,000               323
American President                                     13,600               330
Butler Manufacturing Co.                               13,050               385
Caraustar Industries, Inc.                             16,800               315
Chesapeake Corp.                                       11,200               343
Cleveland Cliffs, Inc.                                  8,800               329
Commercial Metals                                      13,100               337
Continental Homes                                      16,900               346
Gencorp                                                27,300               287
Kaman Corp.                                            25,700               276
Nacco Industries, Inc.                                  5,600               321
Quanex Corp.                                           17,700               350
Standard Motor Products                                20,400               337
Texas Industries, Inc.                                  7,400               389
Varlen Corp.                                           16,280               435
Vigoro Group                                            8,700               377
Wellman, Inc.                                          14,300               336
                                                                      ----------
                                                                          5,816
Technology - 5.2%

Macneal-Schwendler Corp.                               22,800               348
Mts Systems Corp.                                      13,700               387
Pioneer Standard Electronics                           25,000               347
Thiokol Corp.                                           9,400               325
Wyle Labs                                              10,200               435
                                                                      ----------
                                                                          1,842
Transportation - 3.0%

Coachman Industries                                    26,100               441
Sea Containers Limited "A"                             17,100               312
Winnebago Industries                                   37,000               296
                                                                      ----------
                                                                          1,049
Utilities - 6.8%

Central Hudson Gas & Electric                          10,700               328
Commonwealth Energy System                              7,900               335
Eastern Utilities Associates                           13,100               308
Energen Corp.                                          15,800               357
Orange & Rockland Utilities                            10,800               379
Southern California Water Co.                          18,400               347
United Illuminating                                     9,000               342
                                                                      ----------
                                                                          2,396
                                                                      ----------
Total Common Stocks                                                      33,660
                                                                      ==========
(Cost $31,195)


                                                   Principal
                                                      Amount              Value
                                                     (000's)            (000's)
--------------------------------------------------------------------------------
Short-Term Instruments - 3.9%
--------------------------------------------------------------------------------

Repurchase Agreement - 3.9%
State Street Bank                                 $    1,377          $   1,377
  4.500% due 11/01/95
  (Dated 10/31/95. Collateralized by
  U.S. Treasury Bond 11.250% due 02/15/15
  valued at $1,410,139. Repurchase
  proceeds are $1,377,172.)
                                                                      ----------
Total Short-Term Instruments                                              1,377
                                                                      ==========
(Cost $1,377)

Total Investments (a) - 99.8%                                         $  35,037
(Cost $32,572)

Other Assets and Liabilities (Net) - 0.2%                                    56
                                                                      ----------

Net Assets - 100.0%                                                   $  35,093
                                                                      ==========

Notes to Schedule of Investments ($ in thousands):

(a) At October 31, 1995, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for
    all investments in which there was an excess
    of value over tax cost.                                           $   4,520

    Aggregate gross unrealized depreciation for
    all investments in which there was an excess
    of tax cost over value.                                              (2,055)
                                                                      ----------

    Unrealized appreciation-net                                       $   2,465
                                                                      ==========
(b) Non-income producing security.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Cadence Capital Appreciation Fund
October 31, 1995

22.2%   Technology
24.3%   Financial & Business Services
3.7%    Energy
5.5%    Consumer Services
7.2%    Materials & Processing  [PIE CHART APPEARS HERE]
10.4%   Health Care
9.9%    Short-Term Instruments
8.3%    Capital Goods
7.6%    Consumer Goods



                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
Common Stocks - 89.2%
--------------------------------------------------------------------------------
Capital Goods - 8.3%

Allied Signal, Inc.                                    65,400         $   2,780
Case Corp.                                             77,300             2,947
Johnson Controls, Inc.                                 45,800             2,668
PPG Industries, Inc.                                   64,100             2,724
Rockwell International Corp.                           64,900             2,888
Sundstrand Corp.                                       43,100             2,640
United Technologies                                    34,300             3,044
                                                                      ----------
                                                                         19,691

Consumer Goods - 7.6%

Consolidated Papers, Inc.                              39,400             2,256
HBO & Co.                                              39,100             2,766
Kroger Co. (b)                                         92,200             3,077
Leggett & Platt, Inc.                                 130,800             3,139
Nike, Inc.                                             65,200             3,700
Xerox Corp.                                            23,700             3,075
                                                                      ----------
                                                                         18,013

Consumer Services - 5.5%

IBP, Inc.                                              70,000             4,191
La Quinta Motor Inns                                   76,700             1,998
Mattel, Inc.                                          123,676             3,556
Philip Morris Co, Inc.                                 39,900             3,372
                                                                      ----------
                                                                         13,117

Energy - 3.7%

British Petroleum - ADR                                31,600             2,789
Imperial Oil Limited                                   80,100             2,924
Royal Dutch Petrol Guilder                             23,900             2,937
                                                                      ----------
                                                                          8,650

Financial & Business Services - 24.3%

Advanta Corp.                                          79,700             2,849
Bank of Boston Corp.                                   67,500             3,004
Bank of New York                                       77,200             3,242
Bankamerica Corp                                       42,100             2,421
Chemical Banking Corp.                                 57,800             3,287
Citicorp                                               51,900             3,367
Dean Witter Discover & Co.                             59,400             2,955
Equitable of Iowa Co.                                  87,200             3,052
First Chicago Corp.                                    32,700             2,220
First Interstate Bank                                  27,200             3,509
First Tennessee National Corp.                         58,800             3,146
Fleet Financial Group, Inc.                            80,100             3,104
Midlantic Corp.                                        55,900             2,963
Norwest Corp.                                          98,200             2,897
Southtrust Corp.                                      115,600             2,904
St Paul Cos, Inc.                                      59,200             3,004
TIG Holdings, Inc.                                    127,900             3,245
Transamerica Corp.                                     44,200             2,995
Travelers Group, Inc.                                  62,100             3,136
                                                                      ----------
                                                                         57,300

Health Care - 10.4%

Abbott Laboratories                                    78,800             3,132
American Home Products                                 38,000             3,368
Boston Scientific Corp. (b)                            93,300             3,930
Foundation Health Corp. (b)                            81,600             3,458
Guidant Corp.                                         125,600             4,019
Medtronic, Inc.                                        49,600             2,864
Schering-Plough                                        70,300             3,770
                                                                      ----------
                                                                         24,541

Materials & Processing - 7.2%

Eastman Chemical Co.                                   44,400             2,642
Georgia-Pacific Corp.                                  31,200             2,574
International Paper                                    68,800             2,546
Textron, Inc.                                          41,900             2,881
Scott Paper                                            62,700             3,339
Union Carbide Corp.                                    78,700             2,981
                                                                      ----------
                                                                         16,963

Technology - 22.2%

Adaptec, Inc. (b)                                      85,500             3,805
Alliance Semiconductor Corp. (b)                       76,950             2,366
Applied Materials (b)                                  56,000             2,807
Arrow Electronics, Inc. (b)                            53,200             2,700
Cabletron Systems, Inc. (b)                            50,100             3,939
Computer Assoc International, Inc.                     82,300             4,527
Dell Computer Corp., Inc. (b)                          69,500             3,240
DSC Communications (b)                                 52,500             1,943
Gateway 2000, Inc. (b)                                 94,600             3,157
Hewlett Packard Co.                                    47,700             4,418
Loral Corp.                                           143,700             4,257
Oracle Systems Corp. (b)                               65,950             2,877
Seagate Technology (b)                                 56,900             2,546
Teradyne, Inc. (b)                                     73,000             2,436
Texas Instruments, Inc.                                52,900             3,610
Xilinx, Inc. (b)                                       83,400             3,836
                                                                      ----------
                                                                         52,464
                                                                      ----------
Total Common Stocks                                                     210,739
                                                                      ==========
(Cost $166,226)

--------------------------------------------------------------------------------
Short-Term Instruments - 9.9%
--------------------------------------------------------------------------------
                                                    Principal
                                                       Amount
                                                      (000's)
Repurchase Agreement - 9.9%
State Street Bank                                 $    23,381            23,381
  4.500% due 11/01/95
  (Dated 10/31/95.  Collateralized by
  U.S. Treasury Bond 11.250% due 02/15/15
  valued at $23,854,844.  Repurchase
  proceeds are $23,383,923.)
                                                                      ----------
Total Short-Term Instruments                                             23,381
                                                                      ==========
(Cost $23,381)

Total Investments (a) - 99.1%                                         $ 234,120
(Cost $189,607)

Other Assets and Liabilities (Net) - 0.9%                                 2,100
                                                                      ----------

Net Assets - 100.0%                                                   $ 236,220
                                                                      ==========

Notes to Schedule of Investments ($ in thousands):

(a) At October 31, 1995, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for
    all investments in which there was an excess
    of value over tax cost.                                           $  48,054

    Aggregate gross unrealized depreciation for
    all investments in which there was an excess
    of tax cost over value.                                              (3,541)
                                                                      ----------

    Unrealized appreciation-net                                       $  44,513
                                                                      ==========
(b) Non-income producing security.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Cadence Mid Cap Growth Fund
October 31, 1995

26.0%  Financial & Business Services
29.2%  Technology
 0.9%  Energy
 1.4%  Utilities
 4.4%  Consumer Staples
10.7%  Consumer Discretionary    [PIE CHART APPEARS HERE]
 9.4%  Health Care
 7.0%  Short-Term Instruments
 5.7%  Capital Goods
 5.0%  Materials & Processing

                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
Common Stocks - 92.7%

Capital Goods - 5.7%
AGCO Corp.                                             52,300         $   2,340
Belden, Inc.                                           69,900             1,686
GATX Corp.                                             35,000             1,663
Mark IV Industries, Inc.                               79,929             1,559
Northrop Grumman Corp.                                 31,400             1,798
York International Corp.                               39,500             1,728
                                                                      ----------
                                                                         10,774

Consumer Discretionary - 10.7%

American Greetings "A"                                 70,800             2,230
Consolidated Papers, Inc.                               1,900               109
Cytec Industries, Inc. (b)                              11,700               640
First Brands Corp.                                     56,100             2,566
General Nutrition Cos., Inc. (b)                      122,000             3,035
Harman International                                   56,170             2,591
HBO & Co.                                              33,600             2,377
Leggett & Platt, Inc.                                 100,200             2,405
Manpower, Inc.                                         71,800             1,948
Mattel, Inc.                                           86,851             2,497
                                                                      ----------
                                                                         20,398

Consumer Staples -  4.4%

Canandaigua Wine Co. "A" (b)                           44,400             2,131
IBP, Inc.                                              64,200             3,844
Kroger Co. (b)                                         70,700             2,360
                                                                      ----------
                                                                          8,335

Energy - 0.9%

Stolt-Nielsen SA (b)                                   60,900             1,827
                                                                      ----------

Financial & Business Services 26.0%

Advanta Corp. "A"                                      53,200             2,061
Allmerica Financial Corp. (b)                          84,400             2,120
American Re Corp.                                      45,900             1,756
Bank of Boston Corp.                                   49,400             2,198
Baybanks, Inc.                                         24,900             2,017
Citizens Corp.                                        106,800             1,936
Comdisco, Inc.                                         62,000             1,891
Crestar Financial Corp.                                43,200             2,462
Cullen/Frost Bankers, Inc.                             37,100             1,892
Finova Group, Inc.                                     55,600             2,516
First Usa, Inc.                                        51,200             2,355
Green Tree Financial Corp.                             97,200             2,588
MGIC Investment Corp.                                  42,000             2,389
Mid Ocean Limited                                      56,000             1,981
Mutual Risk Management Limited                         64,600             2,382
Nac Re Corp.                                           38,600             1,356
Paul Revere Corp                                       46,100               925
Protective Life Corp.                                  64,200             1,830
Signet Bank Corp.                                      84,600             2,009
Southern National Corp.                                91,600             2,359
Summit Bancorp                                         70,000             1,986
SunAmerica, Inc.                                       39,300             2,446
The Money Store                                        52,650             2,106
Union Planters Corp.                                   60,700             1,859
                                                                      ----------
                                                                         49,420

Health Care -  9.4%

Boston Scientific Corp. (b)                            82,200             3,463
Guidant Corp.                                          88,500             2,832
Health Management Associates "A" (b)                   93,900             2,019
Medtronic, Inc.                                        39,500             2,281
Ornda Healthcorp (b)                                  110,100             1,941
Sybron Corp. (b)                                       70,900             3,013
Watson Pharmaceutical, Inc. (b)                        50,600             2,264
                                                                      ----------
                                                                         17,813

Materials & Processing -  5.0%

Bowater, Inc.                                          50,300             2,226
Cabot Corp.                                            54,100             2,570
Domtar, Inc. (b)                                       48,700               444
Illinois Central Corp.                                 59,200             2,264
Praxair, Inc.                                          70,900             1,914
                                                                      ----------
                                                                          9,418

Technology -  29.2%

Applied Materials (b)                                  44,000             2,206
Cabletron Systems, Inc. (b)                            41,700             3,279
Cadence Designs Systems, Inc. (b)                      91,200             2,941
Ceridian Corp. (b)                                     77,200             3,358
Computer Associates International, Inc.                59,000             3,245
Credence Systemsco (b)                                 63,500             2,373
Cypress Semiconductor Corp. (b)                        52,600             1,868
DSC Communications (b)                                 54,800             2,028
Harris Corp.                                           34,900             2,029
Integrated Device Tech, Inc. (b)                        5,500               105
KLA Instruments Corp. (b)                              62,600             2,676
Lam Research Corp. (b)                                 45,600             2,776
Loral Corp.                                           105,400             3,122
McDonnell Douglas                                      33,400             2,730
National Semiconductor (b)                             74,600             1,818
Netmanage, Inc. (b)                                    87,600             1,785
Oracle Systems Corp. (b)                               63,600             2,775
Parametric Technology Corp. (b)                        41,000             2,742
Read-Rite Corp. (b)                                    65,500             2,284
S3, Inc. (b)                                          156,800             2,685
Softkey International (b)                              22,500               709
Sun Microsystem, Inc. (b)                              43,500             3,393
Teradyne, Inc. (b)                                     76,800             2,563
                                                                      ----------
                                                                         55,490

Utilities  -  1.4%

Frontier Corp.                                        100,100             2,703
                                                                      ----------
Total Common Stocks                                                     176,178
                                                                      ==========
(Cost $131,818)

--------------------------------------------------------------------------------
Short-Term Instruments - 7.0%
--------------------------------------------------------------------------------
                                                  Principal
                                                     Amount
                                                    (000's)
Repurchase Agreement - 7.0%
State Street Bank                               $    13,417              13,417
  4.500% due 11/01/95
  (Dated 10/31/95. Collateralized by
  U.S. Treasury Bond 11.250% due
  02/15/15 valued at $13,686,178.
  Repurchase proceeds are $13,418,677.)
                                                                      ----------
Total Short-Term Instruments                                             13,417
                                                                      ==========
(Cost $13,417)


Total Investments (a) - 99.7%                                         $ 189,595
(Cost $145,235)

Other Assets and Liabilities (Net) - 0.3%                                   617
                                                                      ----------

Net Assets - 100.0%                                                   $ 190,212
                                                                      ==========

Cadence Mid Cap Growth Fund

October 31, 1995

Notes to Schedule of Investments ($ in thousands):

(a) At October 31, 1995, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for
    all investments in which there was an excess
    of value over tax cost.                                           $  46,656

    Aggregate gross unrealized depreciation for
    all investments in which there was an excess
    of tax cost over value.                                              (2,296)
                                                                      ----------
    Unrealized appreciation-net                                       $  44,360
                                                                      ==========
(b) Non-income producing security.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Cadence Micro Cap Growth Fund
October 31, 1995

20.1%  Financial & Business Services
29.5%  Technology
 1.2%  Energy
 3.5%  Consumer Services
 4.0%  Consumer Staples
13.4%  Capital Goods
 9.8%  Health Care
 8.2%  Short-Term Instruments
 6.3%  Consumer Discretionary
 4.8%  Materials & Processing



                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
Common Stocks - 92.6%
--------------------------------------------------------------------------------
Capital Goods  - 13.4%

Helix Technology                                       28,500         $   1,069
Hughes Supply, Inc.                                    50,400             1,216
Interpool, Inc. (b)                                    71,900             1,150
NCI Building Systems, Inc. (b)                         62,750             1,459
Shelter Components Corp.                               98,750             1,506
Tech-Sym Corp. (b)                                     47,800             1,416
Watsco, Inc. "A"                                       92,750             1,542
                                                                      ----------
                                                                          9,358

Consumer Discretionary - 6.3%

Culp, Inc.                                            107,550             1,049
Custom Chrome, Inc. (b)                                54,500             1,369
Holophane Corp. (b)                                    40,100             1,083
Varsity Spirit Corp.                                   59,075               871
                                                                      ----------
                                                                          4,372

Consumer Services - 3.5%

Aaron Rents, Inc. "B"                                 41,500                747
Penn National Gaming, Inc. (b)                        37,500                638
Reeds Jewelers, Inc. (b)                              37,400                393
Urban Outfitters, Inc. (b)                            31,700                689
                                                                      ----------
                                                                          2,467

Consumer Staples - 4.0%

Alpine Lace Brands, Inc. (b)                         128,700              1,418
Morningstar Group, Inc. (b)                          102,400                793
Rocky Mountain Chocolate Factory (b)                  38,000                570
                                                                      ----------
                                                                          2,781

Energy - 1.2%

ICO, Inc.                                            177,200                842
                                                                      ----------
Financial & Business Services -  20.1%

Aames Financial Corp.                                 51,600              1,290
Bank of New Hampshire Corp.                           33,900              1,220
Carolina First Corp.                                  33,545                495
Charter Bancshares, Inc.                              39,480                721
Chittenden Corp.                                      60,944              1,661
Community First Bankshares                            75,400              1,527
Graphic Industries                                   112,700              1,099
Pioneer Financial Services, Inc.                      94,200              1,319
Provident Bankshares Corp.                            45,790              1,396
Right Management Consultants (b)                      55,600              1,730
Vermont Financial Services Corp.                      48,500              1,540
                                                                      ----------
                                                                         13,998

Health Care - 9.8%

Conmed Corp. (b)                                      51,900              1,817
Corvel Corp. (b)                                      44,500              1,424
Inphynet Medical Management (b)                       45,500                819
Rotech Medical Corp. (b)                              32,100                730
Sterling Healthcare Group (b)                         60,900                837
Vitalink Pharmacy Service (b)                         61,200              1,102
Watson Pharmaceutical, Inc. (b)                        2,000                 89
                                                                      ----------
                                                                          6,818

Materials & Processing - 4.8%

Castle (A.M.) & Co.                                   77,000              1,877
Roanoke Electric Steel Corp.                          96,550              1,472
                                                                      ----------
                                                                          3,349

Technology - 29.5%

Altron, Inc. (b)                                      58,550              1,683
Aseco Corp. (b)                                       74,900              1,367
Bel Fuse, Inc. (b)                                    78,300                881
Compucom Systems, Inc. (b)                           144,500                975
Credence Systems Co. (b)                              44,050              1,646
Electro Scientific Industries (b)                     42,500              1,317
Emulex Corp. (b)                                      31,600                514
Gelman Sciences, Inc. (b)                             77,650              1,660
Ikos Systems, Inc. (b)                               119,800              1,408
International Remote Imaging Systems (b)               6,800                 48
Microcom, Inc. (b)                                    88,700              1,940
Microdyne Corp. (b)                                   49,400              1,371
TCSI Corp. (b)                                        77,500              1,162
Tencor Instruments (b)                                26,200              1,117
Tylan General, Inc.                                   49,600                794
United Video Satellite (b)                            43,500              1,120
Xylogics, Inc. (b)                                    23,300              1,611
                                                                      ----------
                                                                         20,614
                                                                      ----------
Total Common Stocks                                                      64,599
(Cost $50,374)                                                        ==========


--------------------------------------------------------------------------------
Short-Term Instruments - 8.3%
--------------------------------------------------------------------------------
                                                   Principal
                                                      Amount
                                                     (000's)
Repurchase Agreement - 8.3%

State Street Bank                                 $    5,793              5,793
  4.500% due 11/01/95
  (Dated 10/31/95. Collateralized by
  U.S. Treasury Bond 11.250% due 02/15/15
  valued at $5,914,748. Repurchase
  proceeds are $5,793,724.)
                                                                      ----------
Total Short-Term Instruments                                              5,793
(Cost $5,793)                                                         ==========

Total Investments (a) - 100.9%                                        $  70,392
(Cost $56,167)

Other Assets and Liabilities (Net) - (0.9)%                                (617)
                                                                      ----------

Net Assets - 100.0%                                                   $  69,775
                                                                      ==========

Notes to Schedule of Investments ($ in thousands):

  (a)  At October 31, 1995, the net unrealized appreciation
       (depreciation) of investments based on cost for federal income tax purposes was as follows:

       Aggregate gross unrealized appreciation for
       all investments in which there was an excess
       of value over tax cost.                                        $  15,458

       Aggregate gross unrealized depreciation for
       all investments in which there was an excess
       of tax cost over value.                                           (1,233)
                                                                      ----------

       Unrealized appreciation-net                                    $  44,225
                                                                      ==========
(b)    Non-income producing security.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Cadence Small Cap Growth Fund

October 31, 1995

26.7%   Financial & Business Services
 1.1%   Consumer Services
 5.4%   Materials & Processing
 9.0%   Health Care
25.6%   Technology
14.3%   Capital Goods
11.8%   Short-Term Instruments
 9.0%   Consumer Discretionary


                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
Common Stocks - 91.1%
--------------------------------------------------------------------------------
Capital Goods - 14.3%

AGCO Corp.                                             28,100         $   1,257
Blount, Inc. "A"                                       21,500               932
Helix Technology                                       21,700               814
IDEX Corp.                                             28,150             1,063
Methode Electronics "A"                                47,200             1,085
Roper Industries, Inc.                                 29,400             1,066
Smith (A.O.) Corp.                                     27,800               577
Standex International Corp.                            34,100             1,117
United Waste Systems, Inc. (b)                         33,500             1,323
Watkins-Johnson Co.                                    29,500             1,420
                                                                      ----------
                                                                         10,654

Consumer Discretionary - 9.0%

Anthony Industries, Inc.                               45,800               853
First Alert, Inc. (b)                                  55,500               860
Lo-Jack Corp. (b)                                      61,900               960
Rex Stores Co. (b)                                     54,700               930
St. John Knits, Inc.                                   26,600             1,274
Toro Co.                                               30,100               869
United Television, Inc. (b)                            11,500               980
                                                                      ----------
                                                                          6,726

Consumer Services - 1.1%

Gilat Satellite Networks Limited (b)                   36,100               803
                                                                      ----------

Financial & Business Services - 26.7%

Allied Group, Inc.                                     28,400               923
American Travellers Co. (b)                            49,200             1,101
Associated Banc-Corp.                                  24,350               919
Capital Re Corp.                                       39,000             1,102
Centura Banks, Inc.                                    23,800               803
City National Corp.                                    39,200               519
Colonial Bancgroup, Inc.                               11,200               323
Devon Group, Inc. (b)                                  17,800               694
Executive Risk, Inc.                                   38,800               853
First Midwest Bancorp, Inc.                            10,700               300
Green Tree Financial Corp.                             53,900             1,435
Harleysville Group, Inc.                               15,400               424
HCC Insurance Holdings, Inc. (b)                       29,700             1,032
MMI Companies, Inc.                                    33,900               759
National Re Corp.                                      25,000               841
Penncorp Financial Group, Inc.                         42,000             1,003
Protective Life Corp.                                  41,900             1,194
PXRE Corp.                                             32,200               821
Reinsurance Group of America                           22,200               763
Selective Insurance Group                              23,100               860
The Money Store                                        19,800               792
Trenwick Group, Inc.                                   13,900               695
UST Corp.                                              57,900               789
Vesta Insurance Group, Inc.                            23,100               933
                                                                      ----------
                                                                         19,878

Health Care - 9.0%

Conmed Corp. (b)                                       13,300               466
Inphynet Medical Management (b)                        43,300               779
Orthodontic Centers of America, Inc. (b)               26,600               851
Physician Reliance Network (b)                         23,600               785
Rotech Medical Corp. (b)                               33,900               771
Universal Health Services, Inc. (b)                    27,800             1,043
Vital Signs, Inc.                                      39,900               728
Watson Pharmaceutical, Inc. (b)                        28,800             1,285
                                                                      ----------
                                                                          6,708

Materials & Processing - 5.4%

Amcol International Corp.                              49,600               837
Intertape Polymer Group, Inc.                          27,300               792
Medusa Corp.                                           29,700               742
Mueller Industries, Inc. (b)                           33,600               790
Titan Wheel International, Inc.                        59,375               861
                                                                      ----------
                                                                          4,022

Technology - 25.6%

Altron, Inc. (b)                                       29,400               845
Atmel Corp. (b)                                        35,100             1,097
Brightpoint, Inc. (b)                                  43,300               823
Cypress Semiconductor Corp. (b)                        20,300               717
Esterline Technologies (b)                             19,500               451
Frame Technology Corp. (b)                             32,200               906
FSI International, Inc. (b)                            31,000               736
Global Village Communication (b)                       18,500               319
Hutchinson Technology (b)                              14,200               898
KLA Instruments Corp. (b)                              32,800             1,402
Kulicke & Soffa Industries (b)                         32,300             1,131
Lattice Semiconductor Corp. (b)                        26,600             1,044
LSI Logic Corp. (b)                                    24,000             1,131
LTX Corp. (b)                                          21,800               269
Network Equipment Tech, Inc. (b)                       38,300             1,250
Rational Software Corp. (b)                            46,400               725
Sanmina Corp. (b)                                      28,200             1,523
Sierra Semiconductor Corp. (b)                         45,900               820
Silicon Valley Group, Inc. (b)                         31,500             1,020
Tencor Instruments (b)                                 24,500             1,044
Wyle Labs                                              22,100               942
                                                                      ----------
                                                                         19,093
                                                                      ----------
Total Common Stocks                                                      67,884
(Cost $51,566)                                                        ==========



--------------------------------------------------------------------------------
Short-Term Instruments - 11.8%
--------------------------------------------------------------------------------
                                                    Principal
                                                       Amount
                                                      (000's)
Repurchase Agreement - 11.8%

State Street Bank                                   $   8,771             8,771
  4.500% due 11/01/95
  (Dated 10/31/95. Collateralized by
  U.S. Treasury Note 11.250%
  due 02/15/15 valued at $8,946,546.
  Repurchase proceeds are $8,772,096.)
                                                                      ----------
  Total Short-Term Instruments                                            8,771
  (Cost $8,771)                                                       ==========


Total Investments (a) - 102.9%                                        $  76,655
(Cost $60,337)

Other Assets and Liabilities (Net) - (2.9)%                              (2,134)
                                                                      ----------

Net Assets - 100.0%                                                   $  74,521
                                                                      ==========
Notes to Schedule of Investments ($ in thousands):

(a)  At October 31, 1995, the net unrealized appreciation
     (depreciation) of investments based on cost for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for
     all investments in which there was an excess
     of value over tax cost.                                          $  17,359

     Aggregate gross unrealized depreciation for
     all investments in which there was an excess
     of tax cost over value.                                             (1,041)
                                                                      ----------

     Unrealized appreciation-net                                      $  16,318
                                                                      ==========
(b)  Non-income producing security.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Columbus Circle Investors Core Equity Fund

October 31, 1995

14.7%  Short-Term Instruments
16.7%  Health Care
21.7%  Technology
 4.0%  Other
 3.6%  Energy
12.9%  Consumer Discretionary
 9.8%  Financial & Business Staples
 7.9%  Consumer Staples
 6.6%  Utilities


                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
Common Stocks - 83.2%
--------------------------------------------------------------------------------
Capital Goods - 1.4%

Deere & Co.                                             5,200         $     465
                                                                      ----------
                                                                            465

Consumer Discretionary - 12.9%

Capital Cities ABC                                      4,100               486
Disney (Walt) Productions                               8,900               513
Federated Department Stores, Inc. (b)                  15,500               393
General Motors `H'                                      6,200               260
Kroger Co. (b)                                          8,900               297
Liberty Media Group `A' (b)                            11,300               278
Mirage Resorts (b)                                     13,400               439
Office Depot, Inc.                                     15,400               441
Price Costco                                           19,200               327
Viacom, Inc. `B' (b)                                   14,800               740
                                                                      ----------
                                                                          4,174

Consumer Staples - 7.9%

Black & Decker Corp.                                   18,100               613
Kimberly Clark Corp.                                   13,600               988
Pepsico                                                20,300               961
                                                                      ----------
                                                                          2,562

Energy - 3.6%

Amoco Corp.                                             9,600               613
British Petroleum - ADR                                 3,369               297
Schlumberger Limited                                    4,200               262
                                                                      ----------
                                                                          1,172

Financial & Business Services - 9.8%

American Express                                       14,400               585
American International Group, Inc.                      7,450               629
Bank of New York                                        9,200               386
Chemical Banking Corp.                                 10,000               569
Cigna Corp.                                             4,600               456
Green Tree Financial Corp.                             20,200               538
                                                                      ----------
                                                                          3,163

Health Care - 16.7%

Amgen, Inc. (b)                                         8,800               422
Boston Scientific Corp. (b)                            13,600               573
Columbia HCA Healthcare Corp.                          18,680               917
Johnson & Johnson                                      10,400               848
Medtronic, Inc.                                        16,000               924
Merck & Co, Inc.                                       15,600               897
Smithkline Beecham - ADR                                9,500               493
Upjohn Co.                                              6,800               345
                                                                      ----------
                                                                          5,419

Materials & Processing - 2.6%

Champion International Corp.                            8,000               428
Georgia-Pacific Corp.                                   5,000               413
                                                                      ----------
                                                                            841

Technology - 21.7%

Applied Materials (b)                                   9,200               461
Atmel Corp. (b)                                        14,500               453
Broderbund Software, Inc. (b)                           5,600               389
Cisco Systems (b)                                      11,600               899
Computer Associates International, Inc.                12,650               696
Ericsson (LM) - ADR                                    27,400               585
First Data Corp.                                        7,200               476
General Motors `E'                                     12,300               580
Informix Corp. (b)                                     10,000               291
KLA Instruments Corp. (b)                               9,800               419
LSI Logic Corp. (b)                                     7,400               349
Microsoft Corp. (b)                                     7,700               770
Nokia Corp. - ADR                                       4,400               245
Oracle Systems Corp. (b)                               10,050               438
                                                                      ----------
                                                                          7,051

Utilities - 6.6%

A T & T Corp.                                           7,100               454
Airtouch Communications, Inc. (b)                      14,100               402
MCI Communications Corp.                               24,430               748
Vodafone Group                                         13,100               535
                                                                      ----------
                                                                          2,139
                                                                      ----------
Total Common Stocks                                                      26,986
(Cost $24,547)                                                        ==========


--------------------------------------------------------------------------------
Short-Term Instruments - 14.7%
--------------------------------------------------------------------------------
                                                    Principal
                                                       Amount
                                                      (000's)
Repurchase Agreement - 14.7%

State Street Bank                                  $    4,775         $   4,775
  4.500% due 11/01/95
  (Dated 10/31/95. Collateralized by
  U.S. Treasury Note 6.500% due
  04/30/97 valued at $4,870,673.
  Repurchase proceeds are $4,775,597.)
                                                                      ----------
Total Short-Term Instruments                                              4,775
(Cost $4,775)                                                         ==========


Total Investments (a) - 97.9%                                         $  31,761
(Cost $29,322)

Written Option (c) - 0.0%                                                    (1)
(Premiums $2)

Other Assets and Liabilities (Net) - 2.1%                                   676
                                                                      ----------
Net Assets - 100.0%                                                   $  32,436
                                                                      ==========

Notes to Schedule of Investments ($ in thousands):

(a)  At October 31, 1995, the net unrealized appreciation
     (depreciation) of investments based on cost for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for
     all investments in which there was an excess
     of value over tax cost.                                          $   2,896

     Aggregate gross unrealized depreciation for
     all investments in which there was an excess
     of tax cost over value.                                               (457)
                                                                      ----------

     Unrealized appreciation-net                                      $   2,439
                                                                      ==========
(b)  Non-income producing security.

(c)  Premium received on Written Call Option:

                                                         Premium       Market
Type                                    Shares           Received       Value
--------------------------------------------------------------------------------
Amgen, Inc.
      Strike @ 50.00 Exp. 11/95          800              $   2         $   1

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Columbus Circle Investors Mid Cap Equity Fund
October 31, 1995

18.6%  Consumer Discretionary
19.4%  Technology
22.6%  Consumer Services
 1.9%  Other
10.0%  Financial & Business Services
 8.6%  Short-Term Instruments
 8.5%  Health Care
 8.0%  Materials & Processing
 1.7%  Capital Goods


                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
Common Stocks - 90.7%
--------------------------------------------------------------------------------

Capital Goods - 1.7%

Case Corp.                                              3,800         $     145
                                                                      ----------

Consumer Discretionary - 18.6%

Baby Superstore                                         1,700                80
Boston Chicken (b)                                     11,700               396
CompUSA, Inc. (b)                                       1,000                38
Diebold, Inc.                                           5,400               286
Gucci, Inc.                                             3,500               105
Harley Davidson, Inc.                                   9,400               251
Liz Claiborne, Inc.                                     3,300                94
Officemax, Inc. (b)                                     8,350               207
Premisys Communications                                   200                18
Warnaco Group, Inc. "A"                                 3,500                81
                                                                      ----------
                                                                          1,556

Consumer Services - 22.6%

Clear Channel Communications                            1,500               123
DST Systems                                             1,100                23
Fiserv, Inc. (b)                                        5,200               134
Gartner Group, Inc. (b)                                 4,000               175
General Nutrition Cos, Inc. (b)                        11,400               284
Gtech Holdings Corp.                                    3,400                83
HFS, Inc. (b)                                           6,100               374
Hollywood Entertainment                                 1,400                37
Paging Network, Inc.                                    5,400               124
Peoplesoft, Inc.                                        2,000               172
Petsmart, Inc. (b)                                      3,900               131
Scholastic Corp.                                        1,600                99
Starbucks Corp.                                         3,200               125
                                                                      ----------
                                                                          1,884

Energy - 1.0%

Ucar International, Inc.                                2,900                83
                                                                      ----------

Financial & Business Services - 10.0%

American Re Corp.                                       2,900               111
Countrywide Credit Industries, Inc.                     8,300               184
Mid Ocean Limited                                       2,700                96
PMI Group, Inc.                                         3,300               158
Prudential Reinsurance Holdings                        10,900               222
Symantec Corp. (b)                                      2,700                65
                                                                      ----------
                                                                            836

Health Care - 8.5%

Guidant Corp.                                          11,400               365
Healthsouth Corp. (b)                                   4,000               104
Lincare Holdings, Inc. (b)                              4,900               122
Mylan Laboratories                                      6,150               117
                                                                      ----------
                                                                            708

Materials & Processing - 8.0%

Bowater, Inc.                                           3,600               159
James River Corp.                                       7,100               228
Millipore Corp.                                         1,800                64
Potash Corp. of Saskatchewan                            2,200               153
Praxair, Inc.                                           2,400                65
                                                                      ----------
                                                                            669

Technology - 19.4%

AVX Corp.                                               5,000               156
Broderbund Software, Inc. (b)                           1,400                97
Dell Computer Corp., Inc. (b)                           4,600               214
KLA Instruments Corp. (b)                               4,400               188
Madge Networks NV (b)                                     900                38
Memc Electronics                                        2,700                87
Millicom International Cellular (b)                     2,800                93
Qualcomm, Inc. (b)                                      5,100               196
Tellabs, Inc.                                           4,500               153
Teradyne, Inc. (b)                                      6,300               210
Vishay Intertechnology, Inc.                            5,370               188
                                                                      ----------
                                                                          1,620

Utilities - 0.9%

MFS Communications Co., Inc. (b)                        1,900                77
                                                                      ----------
Total Common Stocks                                                       7,578
                                                                      ==========
(Cost $6,525)

--------------------------------------------------------------------------------
Short-Term Instruments - 8.6%
--------------------------------------------------------------------------------
                                                    Principal
                                                       Amount
                                                      (000's)
Repurchase Agreement - 8.6%
State Street Bank                                   $     720               720
  4.500% due 11/01/95
  (Dated 10/31/95. Collateralized by
  U.S. Treasury Bond 11.250% due 02/15/15
  valued at $738,441. Repurchase
  proceeds are $720,090.)
                                                                      ----------
Total Short-Term Instruments                                                720
                                                                      ==========
(Cost $720)

Total Investments (a) - 99.3%                                         $   8,298
(Cost $7,245)

Other Assets and Liabilities (Net) - 0.7%                                    59
                                                                      ----------

Net Assets - 100.0%                                                   $   8,357
                                                                      ==========

Notes to Schedule of Investments ($ in thousands):

(a)  At October 31, 1995, the net unrealized appreciation
     (depreciation) of investments based on cost for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for
     all investments in which there was an excess
     of value over tax cost.                                          $   1,220

     Aggregate gross unrealized depreciation for
     all investments in which there was an excess
     of tax cost over value.                                               (167)
                                                                      ----------

     Unrealized appreciation-net                                      $   1,053
                                                                      ==========
(b)  Non-income producing security.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Parametric Enhanced Equity Fund
October 31, 1995

15.1%   Utilities
15.9%   Consumer Discretionary
16.3%   Financial & Business Services
 3.4%   Capital Goods
 0.7%   Other
14.6%   Technology
12.0%   Consumer Staples
11.5%   Health Care
 6.9%   Energy
 3.5%   Materials & Processing


                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
Common Stocks - 99.8%
--------------------------------------------------------------------------------
Capital Goods - 3.4%

Allied Signal, Inc.                                    10,492         $     446
Caterpillar, Inc.                                       1,800               101
Cummins Engine, Inc.                                    3,700               130
Emerson Electric Co.                                    2,600               185
General Electric                                        3,600               228
Grainger (W.W.), Inc.                                   6,000               375
Illinois Tool Works                                     4,600               267
Ingersoll Rand Co.                                      6,400               227
Northrop Grumman Corp.                                  6,400               366
Paccar, Inc.                                               30                 1
Potlatch Corp.                                          4,700               198
                                                                      ----------
                                                                          2,524

Consumer Discretionary - 15.9%

Albertson's, Inc.                                      17,837               593
Briggs & Stratton Co.                                   6,400               258
Cooper Tire & Rubber Corp.                             13,600               314
Crown Cork & Seal (b)                                   9,600               335
Dana Corp.                                             12,100               310
Dial Corp.                                             11,800               287
Dillard Department Stores                               5,200               141
Echlin, Inc.                                           13,000               465
Fleming Cos., Inc.                                      3,293                75
Fluor Corp.                                             5,677               321
FMC Corp.                                               3,400               243
Genuine Parts Co.                                       3,900               155
Giant Foods, Inc.                                       4,300               138
Gillette Co.                                            3,700               179
Harland John H Co.                                         63                 1
Home Depot, Inc.                                       14,900               555
International Flavors & Fragrances                      4,600               222
Kroger Co.  (b)                                        13,700               457
Limited, Inc.                                          14,300               263
Liz Claiborne, Inc.                                     8,600               244
Lowes Co.                                               4,000               108
McDonalds Corp.                                         6,800               279
Minnesota Mining & Manufacturing Co.                    6,000               341
Nike, Inc.                                             12,800               726
Premark International, Inc.                             1,800                83
Procter & Gamble Co.                                   10,248               830
Ralston-Purina Group                                        1                 0
Reebok International Limited                            8,300               282
Seagrams Limited                                        7,700               277
SPX Corp.                                               3,800                59
Stride Rite Corp.                                       7,900                89
Toys R Us (b)                                           8,300               182
Unilever N V                                            2,500               328
UST, Inc.                                              14,500               435
VF Corp.                                                3,200               153
Wal-Mart Stores, Inc.                                  25,600               554
Walgreen Co.                                            7,323               209
Walt Disney Productions                                14,100               813
Wendys International, Inc.                              5,800               115
Winn Dixie Stores                                       5,700               371
                                                                      ----------
                                                                         11,790

Consumer Staples - 12.0%

American Brands, Inc.                                   5,400               231
Amern Stores Co.                                        5,600               167
Anheuser Busch                                          9,000               594
Archer-Daniel Midland                                   6,634               107
Campbell Soup Co.                                      10,000               524
CBS, Inc.                                               4,400               355
Coca-Cola Co.                                          16,000             1,150
Colgate Palmolive                                         700                48
Conagra                                                13,675               528
CPC International, Inc.                                 5,300               352
CUC International, Inc. (b)                             2,150                75
General Mills, Inc.                                     2,300               132
H.J. Heinz Co.                                          1,900                89
Harrah's Entertainment, Inc. (b)                       11,100               276
Kellog Co.                                              4,254               307
Kimberly Clark Corp.                                    7,500               544
King World Productions                                  8,500               296
Mattel, Inc.                                           21,600               621
Pepsico                                                17,400               918
Philip Morris Co, Inc.                                 10,700               904
Quaker Oats Co.                                         3,665               125
Sara Lee Corp.                                          9,500               279
Sysco Corp.                                             5,400               164
Wrigley William Jr Co.                                  2,600               121
                                                                      ----------
                                                                          8,907

Energy - 6.9%

Amoco Corp.                                             8,400               537
Atlantic Richfield                                      2,200               235
Chevron Corp.                                           9,900               463
Exxon Corp.                                            14,300             1,092
Mobil Corp.                                             6,661               671
Phillips Petroleum Co.                                 12,400               400
Royal Dutch Petrol Guilder                              7,300               897
Schlumberger Limited                                    3,100               193
Texaco, Inc.                                            7,668               522
Unocal Corp.                                            3,429                90
                                                                      ----------
                                                                          5,100

Financial & Business Services - 16.3%

American International Group, Inc.                      7,137               602
Banc One Corp.                                         14,080               475
Bank of Boston Corp.                                    3,500               155
Bankamerica Corp.                                      12,700               730
Bankers Trust NY Corp.                                  3,384               216
Barnett Banks of Florida                                5,600               309
Chase Manhattan Corp.                                   1,800               103
Chemical Banking Corp.                                 12,111               689
Chubb Corp.                                             4,500               404
Cigna Corp.                                             1,300               129
Citicorp                                               13,983               907
Federal National Mortgage Association                   9,600             1,007
First Fidelity                                          6,300               412
First Union Corp.                                       8,100               402
Fleet Financial Group, Inc.                            11,900               461
General Re Corp.                                        2,400               348
Golden West Financial Corp.                             9,200               461
H & R Block                                             7,100               293
Jefferson Pilot Corp.                                   5,100               337
Merrill Lynch Co.                                       1,700                94
Morgan J.P. and Co., Inc.                               4,158               321
Nations Bank Corp.                                      7,966               524
NBD Bancorp                                             7,650               291
Norwest Corp.                                          19,270               568
Safeco Corp.                                            4,100               263
St Paul Cos., Inc.                                      6,200               315
Suntrust Banks, Inc.                                    8,600               555
Wachovia Corp.                                          4,400               194
Wells Fargo & Co.                                       2,261               475
                                                                      ----------
                                                                         12,040

Health Care - 11.5%

Abbott Laboratories                                    17,700               703
American Home Products                                  4,100               363
Amgen, Inc. (b)                                         4,300               206
Becton Dickinson                                        4,100               267
Beverly Enterprises                                     8,400                99

Parametric Enhanced Equity Fund
October 31, 1995


                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
Bristol Myers Squibb                                    5,200         $     396
Johnson & Johnson                                      11,800               962
Lilly Eli & Co.                                         2,400               232
Manor Care, Inc.                                        3,900               128
Medtronic, Inc.                                        18,000             1,040
Merck & Co, Inc.                                       15,100               868
Pfizer, Inc.                                           13,400               769
Schering-Plough                                        13,000               697
Shared Medical Systems Corp.                            2,800               108
St Jude Medical Enterprise, Inc.                        8,700               463
United Healthcare Corp.                                 8,500               452
U.S. Health Care Systems, Inc.                          7,400               285
Warner Lambert Co.                                      5,700               485
                                                                      ----------
                                                                          8,523

Materials & Processing - 3.5%

Barrick Gold Corp.                                      3,500                81
duPont (E.I.) deNemours                                 6,400               399
Engelhard Corp.                                         3,450                86
First Mississippi                                       1,700                35
First Mississippi Gold, Inc. (b)                        1,204                22
Great Lakes Chemical                                    4,300               289
Hercules, Inc.                                          2,300               123
International Paper                                     7,946               294
Louisiana Pacific Corp.                                 9,400               224
Morton International                                    8,400               256
NUCOR Corp.                                             6,300               303
Pall Corp.                                              6,255               152
Union Carbide Corp.                                     5,200               197
Worthington Industries, Inc.                            9,400               156
                                                                      ----------
                                                                          2,617

Technology - 14.6%

Advanced Micro Devices                                 19,200               459
Andrew Corp. (b)                                        9,650               408
Applied Materials (b)                                   4,600               231
Autodesk, Inc.                                          5,400               184
Automatic Data Processing                               6,700               479
Cabletron Systems, Inc. (b)                             2,200               173
Compaq Computer Corp. (b)                              13,600               758
Computer Associates International, Inc.                 3,350               184
DSC Communications (b)                                 10,900               403
General Dynamics Corp.                                  6,600               365
Honeywell, Inc.                                         2,400               101
Intel Corp.                                            17,000             1,188
IBM Corp.                                               3,600               350
Loral Corp.                                            20,200               598
McDonnell Douglas                                      10,300               842
Micron Technlogy, Inc.                                  4,500               318
Microsoft Corp. (b)                                    10,600             1,060
Motorola                                                7,580               497
National Semiconductor (b)                              3,300                80
Northern Telecom Limited                                2,300                83
Novell, Inc. (b)                                       16,700               276
Oracle Systems Corp.   (b)                             17,350               757
Raytheon Co.                                           11,600               506
Service Corp. International                             3,700               148
Tektronix                                               2,700               160
Texas Instruments, Inc.                                 1,500               102
WMX Technologies                                        4,323               122
                                                                      ----------
                                                                         10,832

Transportation - 0.6%

Consolidated Freightways, Inc.                          4,200                98
Norfolk Southern                                        2,500               193
Southwest Airlines                                      6,800               136
                                                                      ----------
                                                                            427


Utilities - 15.1%

American Electric Power, Inc.                           6,161               235
Ameritech                                               9,233               499
Baltimore Gas & Electric                                8,184               219
Bell Atlantic Corp.                                     4,341               276
Bell South                                              5,235               401
Carolina Power and Lighting                             9,664               316
Central & South West                                   10,500               281
Coastal Corp.                                          12,900               418
Consolidated Edison Co.                                 8,200               249
Consolidated Natural Gas                                5,071               193
Detroit Edison Co.                                     11,700               395
Dominion Resources, Inc.                                6,050               240
Duke Power Co.                                          8,151               365
Enron Corp.                                            15,300               526
Entergy Corp.                                           6,900               197
FPL Group, Inc.                                         5,732               240
GTE Corp.                                              13,477               556
Houston Industry, Inc.                                  5,847               271
MCI Communications Corp.                               14,000               349
Nicor, Inc.                                             8,281               223
Northern States Power Co.                               3,200               151
Nynex Corp.                                             3,506               165
Ohio Edison Co.                                         9,631               220
ONEOK, Inc.                                             7,300               178
Pacific Gas & Electric                                  8,400               247
Pacific Telesis                                         9,262               281
Pacificorp (Oregon)                                        46                 1
Peco Energy Co.                                        14,291               418
Peoples Energy Corp.                                    7,100               204
Public Service Enterprise                               6,735               198
SBC Communications                                     15,309               855
Sonat, Inc.                                             6,600               190
Southern Co.                                           16,360               391
Sprint Corp.                                           10,682               411
U S West Communications Group                           7,332               349
Unicom Corp.                                            3,000                98
Union Electric Co.                                      5,800               226
Williams Cos.                                           2,600               100
                                                                      ----------
                                                                         11,132
                                                                      ----------
Total Common Stocks                                                   $  73,892
                                                                      ==========
(Cost $59,318)

--------------------------------------------------------------------------------
Short-Term Instruments - 0.1%
--------------------------------------------------------------------------------
                                                  Principal
                                                     Amount
                                                    (000's)
Repurchase Agreement - 0.1%
State Street Bank                                 $      63                  63
  5.875% due 11/01/95
  (Dated 10/31/95.  Collateralized by
  U.S. Treasury Bill 0.000% due 05/31/96
  valued at $63,728.  Repurchase
  proceeds are $63,008.)
                                                                      ----------
Total Short-Term Instruments                                                 63
                                                                      ==========
(Cost $63)

Total Investments (a) - 99.9%                                         $  73,955
(Cost $59,381)

Other Assets and Liabilities (Net) - 0.1%                                    44
                                                                      ----------

Net Assets - 100.0%                                                   $  73,999
                                                                      ==========

Notes to Schedule of Investments ($ in thousands):

(a)  At October 31, 1995, the net unrealized appreciation
     (depreciation) of investments based on cost for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for
     all investments in which there was an excess
     of value over tax cost.                                          $  15,937

     Aggregate gross unrealized depreciation for
     all investments in which there was an excess
     of tax cost over value.                                             (1,363)
                                                                      ----------

     Unrealized appreciation-net                                      $  14,574
                                                                      ==========
(b)  Non-income producing security.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Blairlogie Emerging Markets Fund
October 31, 1995

16.5%  Malaysia
19.4%  Other
 4.1%  Indonesia
 4.2%  South Korea
 4.6%  Thailand
13.3%  Brazil       [PIE CHART APPEARS HERE]
 9.2%  South Africa
 7.4%  India
 7.1%  Chile
 5.1%  Israel
 5.0%  Mexico

                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
Common Stocks - 95.9%
--------------------------------------------------------------------------------
Argentina - 2.9%

Astra Cia Argentina                                    83,000         $     123
Baesa Embotellador - ADS                                4,800               110
Banco Frances Del Rio                                  15,100               110
Banco Galicia                                          32,300               152
Central Puerto SA                                      46,100               140
Compania Naviera Perez Co - ADR                        25,023               219
Inversiones y Representaciones - GDR (b)                5,000               105
Molinos Rio De La Plata                                18,550               116
Telefonica De Argentina - ADR                          24,700               513
YPF Sociedad Anonima - ADR                             32,100               550
                                                                      ----------
                                                                          2,138

Brazil (d) - 13.3%

Aracruz Celulose SA PNB                               229,622               432
Banco Bradesco                                        138,860             1,271
Brasmotor SA                                            2,177               509
Centrais Eletrobras                                     5,126             1,461
Cia Energetica Minas Ger                               23,030               493
Cia Paulista De Forca E                                12,592               621
Cia Vale Do Rio Doce                                    9,967             1,607
Lojas Americanas SA                                    20,934               501
Paranapanema SA Mineraca                               36,456               419
Petrol Brasileiros                                      5,602               484
Telecomunicacoes Brasileiras - ADR                     39,900             1,608
Usinas Siderurgicas Mina                              527,194               493
                                                                      ----------
                                                                          9,899

Chile - 7.1%

Compania De Telefonos Chile - ADR                      16,884             1,216
Empresa Nacional De Electric - ADR                     37,700               810
Enersis - ADR                                          21,400               538
Madeco SA - ADR                                        57,000             1,418
Sociedad Quimica y Minera Chile                        29,750             1,290
                                                                      ----------
                                                                          5,272

Colombia - 2.6%

Carulla - ADR                                          34,560               272
Cementos Diamante SA - ADR (c)                         40,300               705
Banco Industries Colombiano - ADR                      71,700               977
                                                                      ----------
                                                                          1,954

India - 7.4%

Bajai Auto - GDR                                       15,570               419
East India Hotels - GDR (b)                            24,260               437
Grasim Industries                                      23,000               512
Gujarat Narmada VA - GDR (b)                            2,360                18
Gujarat Narmada VA - GDR (b)                           42,500               324
Hindalco Industries                                    19,620               625
Indian Rayon & Inds - GDR (c)                          39,050               478
Jardine Fleming India Fund                             66,890               594
Larsen & Tourbro Limited - (c)                         36,780               666
Oryx (India) Fund Limited (b)                           5,030               277
Oryx (India) Shares Fund (b)                           10,800               116
Reliance Industries - GDS (c)                          38,320               604
South Indian Viscose Warrants (b)                      11,260                 1
Tata Engineering & Loco Co. - GDR                      20,140               422
                                                                      ----------
                                                                          5,493

Indonesia - 4.1%

Astra International                                   395,900               793
Bank International Indonesia                          190,500               667
Indah Kiat Paper Pulp                                 244,736               240
Indo Foods Sukses Makmur                               87,000               402
P.T. Semen Gresik                                     220,500               573
United Tractors                                       186,500               369
                                                                      ----------
                                                                          3,044

                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
Israel - 5.1%

Africa Israel Investments (b)                             420         $     509
Bank Hapoalim Bm                                      252,300               390
Bezek                                                 143,450               386
Blue Square Chain Stores (b)                           70,000               448
Koor Industries                                         6,390               551
Orbotech (b)                                           29,800               386
Osem Investment                                        91,136               576
Teva Pharmaceutical - ADR                              14,700               577
                                                                      ----------
                                                                          3,823

Malaysia - 16.5%

Arab Malaysian Finance Rights                         208,000               139
DCB Holdings Berhad                                   549,000             1,556
Genting Berhad                                         75,500               651
Land & General Holdings                               375,000               871
Leader Universal Holdings                             194,333               524
Malaysian Banking Berhad                              167,000             1,348
RJ Reynolds Berhad                                    386,000               790
Road Builder (M) Holdings Berhad                      219,400               678
Sungei Way Holdings Berhad                            161,000               542
Technology Resources Industries (b)                   429,000             1,089
Telekom Malaysia                                      271,000             1,942
UMW Holdings Berhad                                   404,866               964
United Engineers                                      191,000             1,188
                                                                      ----------
                                                                         12,282

Mexico - 5.0%

Cemex SA - ADS (b)(c)                                  50,000               152
Cifra SA "B"                                          288,980               312
Grupo Financiero Banamex                              314,000               458
Grupo Mexico SA (b)                                    36,260               152
Grupo Televisa - GDS                                   10,810               185
Kimberly Clark "A"                                     34,700               457
Telefonos De Mexico - ADR                              52,750             1,451
Tubos De Acero De Mexico (b)                           77,500               534
                                                                      ----------
                                                                          3,701

Pakistan (d) - 0.5%

Dewan Salman Fibre (b)                                  3,700                 8
Dewan Salman Rights (b)                                10,263                 0
Dg Kahn Cement (b)                                    194,100               213
Fauji Fertilizer Co                                    37,400                60
Pakistan State Oil                                      6,700                71
                                                                      ----------
                                                                            352

Peru (d) - 2.3%

Credicorp                                              22,162               351
Compaina Peruana De Telefonos "B"                     471,138               870
Minsur Sa                                              68,000               465
                                                                      ----------
                                                                          1,686

Poland - 1.8%
Argos Holdings (b)                                     23,000               239
Bank Rozwoju Eksportu (b)                              20,000               311
Debica (b)                                             23,000               318
Elektrim                                               85,331               285
Polifarb (b)                                           56,000               207
                                                                      ----------
                                                                          1,360

Portugal - 0.8%

Cimpor Cimentos                                         6,010                98
Investec (b)                                            4,900                91
Jeronimo Martins                                        1,990               106
Portugal Telecom                                        7,500               142
Sonae Investmentos                                      5,750               132
                                                                      ----------
                                                                            569

                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
South Africa - 9.2%

Barlow Limited                                         67,480         $     869
De Beers Centenary                                     31,630               874
Gencor                                                216,810               761
Liberty Life Association of Africa                     15,500               403
Murray Roberts Holdings                               120,330               841
Nedcor                                                 57,600               821
Nedcor Warrants (b)                                    14,400                48
Rembrandt Group                                        86,440               788
Smith C.G. Limited                                     97,830               637
South African Breweries                                25,000               821
                                                                      ----------
                                                                          6,863

South Korea - 4.2%

Cho Hung Bank                                          33,306               440
Korea Electric Power                                   22,600               931
Korea Kumho Petrochemica                               37,600               484
Pohang Iron & Steel - ADR                               4,900               126
Pohang Iron & Steel Co (b)                                580                51
Samsung Co - GDS (c)                                   15,850               182
Samsung Co (c)                                          1,172                13
Samsung Heavy Industries (b)                           29,500               898
Ssangyong Oil Refining                                185,000               195
                                                                      ----------
                                                                          3,125

Sri Lanka - 1.4%

Aitken Spence & Co.                                    75,900               296
Development Finance Corp. of Ceylon                    38,933               230
Hatton National Bank (b)                               21,700               212
Keells (John) Holdings                                 56,700               189
Lanka Walltiles                                       106,800               113
                                                                      ----------
                                                                          1,040

Thailand - 4.6%

Advanced Information Service                           67,500             1,073
Bangkok Bank Public Co                                113,900             1,177
Krung Thai Bank Public Co Limited                     117,200               467
Thai Farmers Bank Public                               85,700               708
                                                                      ----------
                                                                          3,425

Turkey - 4.1%

Adana Cimento                                         766,000               164
Adana Cimento Bonus Issue (b)                         306,400                66
Adana Cimento Rights Issue (b)                        766,000               149
Akaltekstil                                         2,070,000               266
Akbank                                                992,000               261
Arcelik                                             2,073,000               343
Bagfas Bandirma Gubre                                 836,000               407
Brisa Bridgestone Sabanc                              959,000               290
Erciyas Biracilik                                     465,000               295
Migros Turk Tas                                       426,000               490
Netas Telekomunik                                   1,015,000               351
                                                                      ----------
                                                                          3,082

Venezuela - 2.7%

Corimon C.A.C.A. - ADR                                 85,030               362
Mavesa SA - ADR                                       140,700               692
Sider Venez - ADS                                     340,000               977
                                                                      ----------
                                                                          2,031
                                                                      ----------
Total Common Stocks                                                      71,139
                                                                      ==========
(Cost $72,087)

                                                       Principal
                                                          Amount           Value
                                                         (000's)         (000's)
--------------------------------------------------------------------------------
Corporate Bonds and Notes - 0.3%
--------------------------------------------------------------------------------
South Korea - 0.3%

Ssangyong Oil Refining
  3.750% due 12/31/08                                $    185          $    195
                                                                      ----------
Total Corporate Bonds and Notes                                             195
(Cost $217)                                                           ----------

Total Investments (a) - 95.9%                                         $  71,334
(Cost $72,304)

Foreign Currencies - 0.3%

Thai Bat                                                                    250
                                                                      ----------
Total Foreign Currency Investments                                          250
(Cost $250)

Other Assets and Liabilities (Net) - 3.8%                                 2,785
                                                                      ----------

Net Assets - 100.0%                                                   $  74,369
                                                                      ==========
Notes to Schedule of Investments ($ in thousands):

(a)  At October 31, 1995, the net unrealized appreciation
     (depreciation) of investments based on cost for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for
     all investments in which there was an excess
     of value over tax cost.                                          $   6,258

     Aggregate gross unrealized depreciation for
     all investments in which there was an excess
     of tax cost over value.                                             (7,228)
                                                                      ----------
     Unrealized depreciation-net                                      $    (970)
                                                                      ==========

(b)  Non-income producing security.

(c) Restriced security. Purchased in a private placement transaction; resale to public may require registration.

(d) Foreign forward currency contracts outstanding at October 31, 1995:

                                Principal
                                   Amount                            Unrealized
                                  Covered       Expiration         Appreciation
Type                          By Contract            Month       (Depreciation)
-------------------------------------------------------------------------------
Sell        BRR                      27            11/95                0
Sell        BRR                      16            11/95                0
Sell        PEI                     204            11/95                0
Sell        PKR                       3            11/95                0
Sell        PKR                       5            11/95                0
Sell        PKR                       3            11/95                0
                                                                    -----------

                                                                        0
                                                                    ===========
(e)  Principal amount denoted in indicated currency:

     BRR  -  Brazilian Real Cruzeiro
     PEI  -  Peruvian Inti
     PKR  -  Pakistani Rupee

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Blairlogie International Active Fund
October 31, 1995

34.9%  Japan
 3.8%  Netherlands
 3.0%  Malaysia
 5.1%  Germany
10.1%  Other
 2.3%  Switzerland    [PIE CHART APPEARS HERE]
13.3%  United Kingdom
 8.1%  France
 2.4%  Singapore
 5.4%  Hong Kong
 2.8%  Spain


                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
Common Stocks - 91.2%
--------------------------------------------------------------------------------
Australia - 0.7%

Amcor Limited "A"                                      12,600         $      94
Broken Hill Proprietary                                 6,722                91
Comalco Limited                                        19,200                97
Western Mining Corp.                                   14,600                94
Westpac Banking Corp.                                  25,800               106
                                                                      ----------
                                                                            482

Austria - 0.9%

Creditanstalt Bankverein                                2,300               115
Flughafen Wien Ag                                       2,900               186
Mayr Melnhof Karton Ag                                  2,300               134
Oesterreichische                                        2,000               122
                                                                      ----------
                                                                            557

Belgium - 1.4%

Electrabel Npv                                          1,250               280
Fortis Ag                                               1,400               152
Generale De Banque Npv                                    604               195
Gib Holding Limited                                     3,637               142
Glaverbel                                               1,090               124
                                                                      ----------
                                                                            893

Finland - 1.4%

Enso-Gutzeit Oy                                        17,800               140
Finnair Oy                                             25,700               186
Nokia Corp.                                             1,400                82
Rauma                                                   3,800                83
Valmet                                                  6,200               172
Werner Soderstrom Osakey "B"                            2,700               242
                                                                      ----------
                                                                            905

France (d) - 8.1%

Alcatel Alsthom                                         4,800               411
Axa                                                     7,785               433
Carrefour                                                 745               438
Club Mediterrane (b)                                    3,890               305
Club Mediterrane Rights (b)                             3,890                 0
Credit Local De France                                  6,145               487
Danone                                                  2,070               331
Eaux (Cie Generale)                                     3,492               325
Lafarge Coppee Sa                                       5,504               365
Peugeot                                                 2,650               346
Roussel-Uclaf                                           2,670               438
Saloman Sa                                                730               422
Schneider Sa                                           11,490               444
Total Co.                                               7,070               437
                                                                      ----------
                                                                          5,182

Germany (d) - 5.1%

Allianz Ag Holdings                                       146               268
Bayer Ag                                                  937               247
Bayerische Motoren Werke                                  239               128
Commerzbank Ag                                          1,760               407
Karstadt Ag                                               674               292
Mannesmann Ag                                           1,313               431
Merck Kgaa                                              5,000               209
Muenchener Rueckvers Ag                                    70               145
Muenchener Rueckvers Warrants (b)                           3                 0
Siemens Ag                                                820               428
Veba Ag                                                 9,930               407
Volkswagen Ag                                             940               296
                                                                      ----------
                                                                          3,258

                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
Hong Kong - 5.4%

Cheung Kong Holdings                                   67,000         $     378
Hang Seng Bank                                         61,600               516
Hong Kong Telecommunications                           95,600               167
Hutchison Whampoa                                     105,000               579
Sun Hung Kai Properties                                97,816               781
Swire Pacific "A"                                      67,900               509
Wharf Holdings                                        116,000               392
Wing Hang Bank Limited                                 52,500               169
                                                                      ----------
                                                                          3,491

Ireland - 1.5%

Allied Irish Banks                                     32,000               162
Bank of Ireland                                        33,000               220
CRH                                                    37,000               244
Kerry Group "A"                                        21,800               168
Smurfit (Jefferson)                                    66,600               178
                                                                      ----------
                                                                            972

Italy (d) - 2.1%

Benetton                                               13,000               135
Credito Italiano                                      226,000               257
Fiat Spa                                               32,000               104
Rinascente (La)                                        23,000               136
Sasib RNC (b)                                          47,000               117
SME                                                    66,000               145
Telecom Italia Spa                                    203,000               309
Unichem Spa (b)                                        20,000               126
                                                                      ----------
                                                                          1,329


Japan (d) - 34.9%

Daiwa Securities Co Limited                           135,000             1,586
Fujisawa Pharmaceutical                               123,000             1,199
Hitachi Limited                                       119,000             1,223
Matsushita Electric Work                              117,000             1,157
Mazda Motor Corp. (b)                                 207,000               651
Mitsubishi Chemical Corp.                             303,000             1,377
Mitsui Engineering                                    624,000             1,369
Mitsui Fudosan (b)                                    115,000             1,317
Nippon Telegraph & Telegraph (b)                          168             1,383
NKK Corp (b)                                          635,000             1,536
Obayashi Corp.                                        169,000             1,259
Sony Corp.                                             18,000               811
Sumitomo Bank                                          75,000             1,329
Sumitomo Metal Mining                                 190,000             1,501
Sumitomo Trust & Banking                              107,000             1,236
Takashimaya Corp.                                     104,000             1,446
Tokyo Steel Manufacturing                              60,000             1,116
Tokyu Corp.                                           151,000               962
                                                                      ----------
                                                                         22,458

Malaysia - 3.0%

DCB Holdings Berhad                                    76,000               218
Land & General Holdings                                51,702               120
Malayan Banking Berhad                                 29,000               234
Resorts World Berhad                                   35,971               178
RJ Reynolds Berhad                                    109,000               223
Road Builder (M) Holdings Berhad                       80,412               249
Sungei Way Holding Berhad                              68,000               229
Technology Resources Industries (b)                   101,000               257
Telekom Malaysia                                          551                 4
United Engineers Berhad                                35,000               220
                                                                      ----------
                                                                          1,932



                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
Netherlands - 3.8%

ABN-Amro Holdings Nv                                    5,690            $  239
Ahold Koninklijke                                       8,841               335
Akzo Noble Nv                                           2,238               255
Amev Nv Cva                                             5,222               328
Elsevier Nv                                            24,561               317
Kon Ptt Nederland                                       8,320               292
Philips Electronics                                     5,909               228
Polygram Nv                                             4,283               267
Ver Ned Uitgevers                                       1,500               210
                                                                      ----------
                                                                          2,471
Norway - 2.1%

Den Norske Bank                                       132,700               364
Elkem As                                               10,200               110
Hafslund Nycomed As                                     5,440               152
Kvaerner As "A"                                         3,895               164
Orkla As                                                6,200               302
Saga Petroleum                                         17,950               225
                                                                      ----------
                                                                          1,317

Singapore - 2.4%

Cerebos Pacific                                        16,300               101
City Developments                                      50,828               315
Courts (Singapore)                                    140,000               220
DBS Land                                               70,000               207
Overseas Union Bank                                    50,000               311
Singapore Airlines                                     13,550               126
United Overseas Bank                                   26,791               235
                                                                      ----------
                                                                          1,515

Spain - 2.8%

Argentaria  Corp.                                       5,480               194
Aumar Autop Del Mare Nos                               20,100               231
Banco Popular Espanol                                   2,316               368
Endesa                                                  6,854               341
Iberdrola Sa                                           27,000               204
Repsol Sa                                               5,756               172
Telefonica De Esp                                      23,120               291
                                                                      ----------
                                                                          1,801

Switzerland (d) - 2.3%

Allusuisse Lonza Holdings                                190                145
BBC Brown Boveri Ag                                      175                203
Ciba Geigy Ag                                            215                186
Nestle SA Registared                                     110                115
Roche Holding Ag-Genusss                                  40                290
Schw Bankgesellsch                                       275                298
Sig Schweiz, Industrie                                    55                119
Winterthur Schweiz                                       175                115
                                                                      ----------
                                                                          1,471

United Kingdom - 13.3%

Abbey National Plc                                    62,400                529
Baa                                                   82,140                640
Boots Co.                                             46,200                409
British Petroleum                                     76,150                561
British Telecomm                                      73,770                440
BTR                                                   98,832                526
Guinness                                              58,700                471
HSBC Holdings Plc                                     33,300                496
Lloyds Bank                                           38,500                475
Pilkington                                           171,000                512
RTZ Corp.                                             32,630                452
Seeboard                                              67,000                550
Smithkline Beecham                                    68,120                712


                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
Tesco                                                123,000          $     584
Wolseley Plc                                          85,000                527
Zeneca Group                                          37,060                691
                                                                      ----------
                                                                          8,575

Total Investments (a) - 91.2%                                         $  58,609
(Cost $57,455)

Foreign Currencies - 7.9%

Australian Dollar (c)                                                       491
British Pound (c)                                                         1,879
Finnish Markka                                                              167
French Franc                                                                 63
German Mark (c)                                                             597
Hong Kong Dollar (c)                                                        247
Japanese Yen (c)                                                          1,650
                                                                      ----------
Total Foreign Currency Investments                                        5,094
(Cost $5,116)

Other Assets and Liabilities (Net) - 0.9%                                   579
                                                                      ----------
Net Assets - 100.0%                                                   $  64,282
                                                                      ==========

Notes to Schedule of Investments ($ in thousands):

(a)  At October 31, 1995, the net unrealized appreciation
     (depreciation) of investments based on cost for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for
     all investments in which there was an excess
     of value over tax cost.                                          $   4,060

     Aggregate gross unrealized depreciation for
     all investments in which there was an excess
     of tax cost over value.                                             (2,928)
                                                                      ----------

     Unrealized appreciation-net                                      $   1,132
                                                                      ==========

(b)  Non-income producing security.

(c) Currencies with an aggregate market value of $239 have been segregated with the custodian to cover margin requirements for the following open stock index futures contracts at October 31, 1995:

                                                                    Unrealized
                                                                 Appreciation/
Type                                   Contracts                (Depreciation)
--------------------------------------------------------------------------------
Australian Index (12/95)                      12                $         (16)
DTB DAX (12/95)                                5                          (21)
Hang Seng Index (11/95)                        3                           (2)
LIFFE FT-SE 100 (12/95)                        7                          (15)
Osaka 300 (12/95)                             28                            2
                                                                --------------
                                                                $         (52)
                                                                ==============

Blairlogie International Active Fund
October 31, 1995


(d)  Foreign forward currency contracts outstanding at October 31, 1995:

                          Principal
                             Amount                                 Unrealized
                            Covered         Expiration            Appreciation
Type                    By Contract              Month          (Depreciation)
--------------------------------------------------------------------------------
Buy         CHF               2,349              11/95          $           29
Sell        CHF               1,156              11/95                       2
Sell        DEM               1,500              11/95                     (17)
Sell        FRF              10,000              11/95                     (30)
Buy         FRF               5,000              11/95                       3
Buy         ITL           1,632,600              11/95                      (1)
Buy         JPY             100,130              11/95                     (16)
                                                                ----------------
                                                                $          (30)
                                                                ================

(e)  Principal amount denoted in indicated currency:

     CHF  -  Swiss Franc
     DEM  -  German Mark
     FRF  -  French Franc
     ITL  -  Italian Lira
     JPY  -  Japanese Yen

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Balanced Fund
October 31, 1995

                                      Corporate Bonds and Notes     8.3%
[PIE CHART APPEARS HERE]             Mortgage-Backed Securities    36.2%
                                                  Common Stocks    52.8%
                                         Short-Term Instruments    10.3%

                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
Common Stocks - 52.8%
--------------------------------------------------------------------------------
Capital Goods -  1.8%
Allied Signal, Inc.                                     5,668         $     241
Caterpillar, Inc.                                       1,100                62
Cummins Engine, Inc.                                    1,800                63
Emerson Electric Co.                                    1,400               100
General Electric                                        1,900               120
Grainger (W.W.), Inc.                                   3,000               187
Illinois Tool Works                                     2,300               134
Ingersoll Rand Co.                                      3,300               117
Northrop Grumman Corp.                                  3,300               189
Potlatch Corp.                                          2,300                97
                                                                      ----------
                                                                          1,310

Consumer Discretionary - 6.9%

Albertson's, Inc.                                       9,154               304
Briggs & Stratton Co.                                   3,300               133
Crown Cork & Seal (d)                                   5,200               181
Dana Corp.                                              6,100               156
Dial Corp.                                              6,300               154
Dillard Department Stores                               2,800                76
Echlin, Inc.                                            6,600               236
Fluor Corp.                                             2,877               163
FMC Corp.                                               1,800               129
Giant Foods, Inc.                                       2,300                74
Gillette Co.                                            1,900                92
Harland John H Co.                                         21                 0
Home Depot, Inc.                                        7,533               281
Internatlonal Flavors & Fragrances                      2,300               111
King World Productions (d)                              4,300               150
Limited, Inc.                                           7,400               136
Liz Claiborne, Inc.                                     4,600               131
Lowes Co.                                               2,000                54
Minnesota Mining & Manufacturing Co.                    3,200               182
Nike, Inc.                                              6,400               363
Premark International, Inc.                             1,100                51
Procter & Gamble Co.                                    5,500               446
Reebok International Limited                            4,300               146
SPX Corp.                                               2,200                34
Stride Rite Corp.                                       4,100                46
Toys R Us, Inc. (d)                                     4,600               101
Unilever N. V.                                          1,300               170
UST, Inc.                                               7,400               222
VF Corp.                                                1,700                81
Wal-Mart Stores, Inc.                                  13,200               285
Walgreen Co.                                            3,891               111
Winn Dixie Stores                                       2,900               189
                                                                      ----------
                                                                          4,988

Consumer Services - 0.9%

CBS, Inc.                                               2,300               186
CUC International, Inc. (d)                             1,050                36
Harrah's Entertainment, Inc. (d)                        5,900               146
Mattel, Inc.                                           11,062               318
                                                                      ----------
                                                                            686

Consumer Staples - 7.0%

American Brands, Inc.                                   2,700               116
Amern Stores Co.                                        3,000                90
Anheuser Busch                                          5,100               337
Archer-Daniel Midland                                   3,454                56
Campbell Soup Co.                                       5,000               262
Coca-Cola Co.                                           8,200               589
Colgate Palmolive                                         400                28
Conagra                                                 7,000               270
Cooper Tire & Rubber Corp.                              7,000               162
CPC International, Inc.                                 2,800               186
Fleming Cos, Inc.                                       1,823                41

                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
General Mills, Inc.                                     1,300         $      75
Genuine Parts Co.                                       2,100                83
H.J. Heinz Co                                           1,100                51
Kellog Co.                                              2,339               169
Kimberly Clark Corp.                                    3,900               283
Kroger Co. (d)                                          7,100               237
McDonalds Corp.                                         3,500               144
Pepsico                                                 8,900               469
Philip Morris Co, Inc.                                  5,400               456
Quaker Oats Co.                                         1,846                63
Sara Lee Corp.                                          5,100               150
Seagrams Limited                                        4,200               151
Sysco Corp.                                             2,000                61
Walt Disney Productions                                 7,200               415
Wendys International, Inc.                              3,100                61
Wrigley, William Jr. Co.                                1,400                65
                                                                      ----------
                                                                          5,070

Energy - 3.6%

Amoco Corp.                                             4,400               281
Atlantic Richfield                                      1,200               128
Chevron Corp.                                           5,000               234
Exxon Corp.                                             7,300               558
Mobil Corp.                                             3,444               347
Phillips Petroleum Co.                                  6,400               206
Royal Dutch Petrol Guilder                              3,900               479
Schlumberger Limited                                    1,600               100
Texaco, Inc.                                            3,946               269
Unocal Corp.                                            1,732                45
                                                                      ----------
                                                                          2,647

Financial & Business Services - 8.7%

Amer International Group, Inc.                          3,575               301
Banc One Corp.                                          7,545               255
Bank of Boston Corp.                                    1,900                85
Bankamerica Corp.                                       6,600               380
Bankers Trust N.Y. Corp.                                1,688               108
Barnett Banks of Florida                                3,000               166
Chase Manhattan Corp.                                   1,100                63
Chemical Banking Corp.                                  6,232               354
Chubb Corp.                                             2,300               207
Cigna Corp.                                               700                69
Citicorp                                                7,110               461
Federal National Mortgage Association                   4,900               514
First Fidelity                                          3,200               209
First Union Corp.                                       4,300               213
Fleet Financial Group, Inc.                             6,100               236
General Re Corp.                                        1,500               217
Golden West Financial Corp.                             4,700               236
H & R Block                                             3,600               149
Jefferson Pilot Corp.                                   2,700               178
Merrill Lynch Co.                                       1,000                56
Morgan, J.P. and Co., Inc.                              2,094               161
Nations Bank Corp.                                      4,070               268
NBD Bancorp.                                            4,200               160
Norwest Corp.                                           9,687               286
Safeco Corp.                                            2,200               141
St Paul Cos., Inc.                                      3,100               157
Suntrust Banks, Inc.                                    4,500               290
Wachovia Corp.                                          2,300               101
Wells Fargo & Co.                                       1,053               221
WMX Technologies                                        2,223                63
                                                                      ----------
                                                                          6,305

Balanced Fund
October 31, 1995

                                                                          Value
                                                       Shares           (000's)
--------------------------------------------------------------------------------
Health Care - 6.1%
Abbott Laboratories                                     9,100         $     362
American Home Products                                  2,200               195
Amgen, Inc. (d)                                         2,200               106
Becton Dickinson                                        2,100               137
Beverly Enterprises                                     4,300                51
Bristol Myers Squibb                                    2,600               198
Johnson & Johnson                                       6,200               505
Lilly Eli & Co.                                         1,400               135
Manor Care, Inc.                                        2,200                72
Medtronic, Inc.                                         9,200               531
Merck & Co, Inc.                                        8,000               460
Pfizer, Inc.                                            7,000               402
Schering-Plough                                         6,700               359
Shared Medical Systems Corp.                            1,500                58
St Jude Medical Enterprise, Inc.                        4,400               234
United Healthcare Corp.                                 4,500               239
U.S. Health Care Systems, Inc.                          3,800               146
Warner Lambert Co.                                      2,900               247
                                                                      ----------
                                                                          4,437

Materials & Processing - 1.9%

Barrick Gold Corp.                                      2,000                46
duPont (E.I.) deNemours                                 3,300               206
Engelhard Corp.                                         1,850                46
First Mississippi                                       1,000                21
First Mississippi Gold, Inc. (d)                          708                13
Great Lakes Chemical                                    2,300               155
Hercules, Inc.                                          1,300                69
International Paper                                     4,275               158
Louisiana Pacific Corp.                                 4,900               117
Morton International                                    4,700               143
NUCOR Corp.                                             3,200               154
Pall Corp.                                              3,220                79
Union Carbide Corp.                                     2,700               102
Worthington Industries, Inc.                            4,950                82
                                                                      ----------
                                                                          1,391

Technology - 7.5%

Advanced Micro Devices                                 10,000               239
Andrew Corp. (d)                                        4,850               205
Applied Materials (d)                                   2,400               120
Autodesk, Inc.                                          2,700                92
Automatic Data Processing                               3,500               250
Cabletron Systems, Inc. (d)                             1,200                94
Compaq Computer Corp. (d)                               7,000               390
Computer Associates International, Inc.                 1,850               102
DSC Communications (d)                                  5,600               207
General Dynamics Corp.                                  3,400               188
Honeywell, Inc.                                         1,300                55
Intel Corp.                                             8,700               608
IBM Machines Corp.                                      1,800               175
Loral Corp.                                            10,400               308
McDonnell Douglas                                       5,400               441
Micron Technlogy, Inc.                                  2,300               163
Microsoft Corp. (d)                                     5,500               550
Motorola                                                3,966               260
National Semiconductor (d)                              1,600                39
Northern Telecommunications Limited                     1,200                43
Novell, Inc. (d)                                        8,700               144
Oracle Systems Corp. (d)                                6,600               288
Raytheon Co.                                            6,300               275
Service Corp. International                             1,200                48
Tektronix                                               1,600                95
Texas Instruments, Inc.                                   500                34
                                                                      ----------
                                                                          5,413
Transportation - 0.3%

Consolidated Freightways, Inc.                          2,100                49
Norfolk Southern                                        1,400               108
Southwest Airlines                                      3,600                72
                                                                      ----------
                                                                            229
Utilities - 8.0%

Ameritech                                               4,717               254
American Electric Power, Inc.                           3,149               120
Baltimore Gas & Electric                                4,190               112
Bell Atlantic Corp.                                     2,326               148
Bell South                                              2,777               212
Carolina Power and Lighting                             4,892               160
Central & South West                                    5,200               139
Coastal Corp.                                           6,600               214
Consolidated Edison Co.                                 4,300               131
Consolidated Natural Gas                                2,795               106
Detroit Edison Co.                                      6,000               203
Dominion Resources, Inc.                                3,300               131
Duke Power Co.                                          4,333               194
Enron Corp.                                             7,900               272
Entergy Corp.                                           3,900               111
FPL Group, Inc.                                         2,897               121
GTE Corp.                                               6,985               288
Houston Industry, Inc.                                  3,009               140
MCI Comm Corp.                                          7,200               180
Nicor, Inc.                                             4,345               117
Northern States Power Co.                               1,800                85
Nynex Corp.                                             1,971                93
Ohio Edison Co.                                         4,867               111
ONEOK, Inc.                                             3,900                95
Pacific Gas & Electric                                  4,400               129
Pacific Telesis                                         4,895               149
Pacificorp (Oregon)                                        33                 1
Peco Energy Co.                                         7,294               213
Peoples Energy Corp.                                    3,800               109
Public Service Enterprises                              3,408               100
SBC Communications                                      7,983               446
Sonat, Inc.                                             3,500               101
Southern Co.                                            8,530               204
Sprint Corp.                                            5,752               221
U.S. West Communications Group                          4,006               191
Unicom Corp.                                            1,600                52
Union Electric Co.                                      3,200               125
Williams Cos.                                           1,400                54
                                                                      ----------
                                                                          5,832
                                                                      ----------
Total Common Stocks                                                      38,308
(Cost $31,347)                                                        ==========


                                                     Principal
                                                        Amount            Value
                                                       (000's)          (000's)
--------------------------------------------------------------------------------
Corporate Bonds and Notes - 8.3%
--------------------------------------------------------------------------------
Banking and Finance - 1.4%
National Rural Utility Coop.
   5.720% due 11/13/95 (c)                        $     1,000         $     998
                                                                      ----------
Industrials - 2.7%

AMR Corp.
  10.000% due 02/01/01                                    400               453
   9.430% due 05/10/01 (c)                              1,000             1,117
Minnesota Mining & Manufacturing
   5.820% due 11/15/95 (c)                                400               399
                                                                      ----------
                                                                          1,969

Utilities - 4.2%

Cleveland Electric
   9.375% due 03/01/17                                  1,000               945
Long Island Lighting Co.
   9.000% due 11/01/22 (e)                              2,000             2,010
Ohio Power
   8.300% due 04/01/97                                    127               130
                                                                      ----------
                                                                          3,085
                                                                      ----------
Total Corporate Bonds and Notes                                           6,052
                                                                      ==========
(Cost $5,984)

--------------------------------------------------------------------------------
Mortgage-Backed Securities - 36.2%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. - 1.6%

   8.500% due 03/01/23                                    996             1,038
  10.150% due 04/15/06                                    108               110
                                                                      ----------
                                                                          1,148

Federal Housing Authority - 0.8%

   6.930% due 07/01/14 (c) (e)                            615               615
                                                                      ----------

Federal Home Loan Bank Corp - 0.8%

   5.630% due 11/13/95 (c)                                600               599
                                                                      ----------

Federal National Mortgage Association - 4.4%

   8.500% due 07/01/02                                    759               784
   8.500% due 09/01/02                                     64                66
   8.500% due 01/01/07                                    462               480
   8.500% due 01/01/08 (e)                                505               529
   5.484% due 12/01/23 (c)                              1,344             1,357
                                                                      ----------
                                                                          3,216

Government National Mortgage Association -  16.1%

  10.750% due 09/15/00                                     88                93
  10.750% due 10/15/00                                    132               139
   8.000% due 09/15/06                                     91                94
   9.500% due 09/15/09                                     23                24
   9.500% due 10/15/09                                    177               190
  16.000% due 10/15/11                                     99               117
  16.000% due 10/15/11                                     46                55
  16.000% due 11/15/11                                     20                24
  16.000% due 12/15/11                                      6                 7
  16.000% due 12/15/11                                     13                16
  16.000% due 12/15/11                                     27                32
  16.000% due 12/15/11                                      6                 7
  16.000% due 12/15/11                                      8                10
  16.000% due 12/15/11                                     18                22
  16.000% due 12/15/11                                      4                 5
  16.000% due 12/15/11                                      3                 4
  16.000% due 12/15/11                                     50                60
  16.000% due 01/15/12                                     14                16
  16.000% due 01/15/12                                      9                11
  16.000% due 01/15/12                                      2                 2
  16.000% due 03/15/12                                     82                98
  16.000% due 04/15/12                                     66                80
  14.000% due 08/15/12 (e)                                 32                37
  14.000% due 09/15/12 (e)                                 23                26
  13.250% due 10/20/14                                     81                93
   7.500% due 05/15/17                                     20                20
   7.375% due 04/20/23                                  2,448             2,502
   7.250% due 08/24/24 (c)                              1,079             1,101
   6.500% due 09/20/24                                  1,921             1,943
   6.500% due 12/19/25                                  5,000             4,859
                                                                      ----------
                                                                         11,687

Collateralized Mortgage Obligations - 12.5%

Bear Stearns
   9.000% due 01/25/21 (e)                                 50                51
Capstead
   8.900% due 12/25/21 (e)                                427               441
Countrywide
   7.408% due 11/25/24 (c) (e)                          1,630             1,671
   7.913% due 11/25/24 (c) (e)                          1,598             1,640
FNMA
   9.500% due 06/25/18                                    781               829
Home Savings
   6.075% due 05/25/27 (c) (e)                          1,320             1,286
PNC
   7.500% due 06/25/10                                  1,563             1,568
Resolution Trust Corp.
   8.835% due 12/25/23 (c) (e)                          1,536             1,577
                                                                      ----------
                                                                          9,063
                                                                      ----------
Total Mortgage-Backed Securities                                         26,328
(Cost $26,120)                                                        ==========

--------------------------------------------------------------------------------
Short-Term Instruments - 10.3%
--------------------------------------------------------------------------------
Discount Notes - 7.5%
AT&T Corp.
   5.640% due 11/22/95                                    800               797
Associates Corp. of North America
   5.680% due 11/27/95                                  1,000               996
   5.700% due 11/28/95                                    400               398
Hewlett Packard Co.
   5.670% due 01/09/96                                  1,000               989
Motorola, Inc.
   5.720% due 11/08/95                                    500               499
Toys-R-Us, Inc.
   5.690% due 11/15/95                                    600               599
U.S. West Communications
   5.700% due 11/14/95                                    800               798
Wal-Mart Stores
   5.720% due 11/09/95                                    400               399
                                                                      ----------
                                                                          5,475

Balanced Fund
October 31, 1995

                                                    Principal
                                                       Amount             Value
                                                      (000's)           (000's)
--------------------------------------------------------------------------------
Repurchase Agreement - 2.5%
State Street Bank                                 $     1,778        $    1,778
  4.500% due 11/01/95
(Dated 10/31/95. Collateralized by
    U.S. Treasury Bond 11.250% due 02/15/15
valued at $1,829,124. Repurchase
proceeds are $1,789,223.)


U.S. Treasury Bill (b) -  0.3%

    5.340% due 11/30/95                                   240               239
                                                                      ----------
Total Short-Term Instruments                                              7,492
(Cost $7,492)                                                         ==========

Total Investments (a) - 107.6%                                        $  78,180
(Cost $70,943)

Other Assets and Liabilities (Net) - (7.6%)                              (5,542)
                                                                      ----------
Net Assets - 100.0%                                                   $  72,638
                                                                      ==========

Notes to Schedule of Investments ($ in thousands):

(a) At October 31, 1995, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for
    all investments in which there was an excess
    of value over tax cost.                                           $   8,119

    Aggregate gross unrealized depreciation for
    all investments in which there was an excess
    of tax cost over value.                                                (882)
                                                                      ----------

    Unrealized appreciation-net                                       $   7,237
                                                                      ==========

(b) Securities with an aggregate market value of $239 have been segregated with the custodian to cover margin requirements for the following open future contracts at October 31, 1995:

                                                                     Unrealized
Type                                     Contracts                 Appreciation
--------------------------------------------------------------------------------
U.S. Treasury 5 Year Note (12/95)               18                    $      15
U.S. Treasury 10 Year Note (12/95)              135                         167
U.S. Treasury 30 Year Note (12/95)              30                          103
                                                                      ----------
                                                                      $     285
                                                                      ==========

(c) Variable rate security. The rate listed is as of October 31, 1995.

(d) Non-income producing security.

(e)Security valued under procedures established by the Board of Trustees.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
October 31, 1995

                   1. Significant Accounting Policies

                   PIMCO Advisors Institutional Funds (the "Trust") was established as a Massachusetts business trust on August 24, 1990. The Trust is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company. The Trust currently consists of fifteen separate investment funds (the "Funds"): the Money Market Fund; the PIMCO Managed Bond and Income Fund; the NFJ Equity Income Fund; the NFJ Diversified Low P/E Fund; the NFJ Small Cap Value Fund; the Cadence Capital Appreciation Fund; the Cadence Mid Cap Growth Fund; the Cadence Micro Cap Growth Fund; the Cadence Small Cap Growth Fund; the Columbus Circle Investors Core Equity Fund; the Columbus Circle Investors Mid Cap Equity Fund; the Parametric Enhanced Equity Fund; the Blairlogie Emerging Markets Fund; the Blairlogie International Active Fund; and the Balanced Fund (See
                   Note 6).

                   Effective October 31, 1995, two series of the Trust, the Utility Stock Fund and Parametric International Equity Fund, were closed. The annual reports for these two Funds are provided separately.

                   Multi-class Operations. The Trust is authorized to offer two classes of shares, the Institutional Class and the Administrative Class. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus for the Trust. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

                   Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based upon net assets at the close of business on the preceding day.

                   The Blairlogie Emerging Markets Fund commenced Administrative Class operations on October 20, 1994. (Included in receipts for shares sold in the statement of changes in net assets for the year ended October 31, 1994, is $9,945 for the Administrative Class. All other information related to the Administrative Class for the year ended October 31, 1994 is insignificant). The PIMCO Managed Bond and Income, NFJ Equity Income, Cadence Mid Cap Growth, and Blairlogie International Active Funds commenced Administrative Class operations on November 30, 1994. The Money Market Fund, the Columbus
                   Circle Investors Core Equity Fund and the Cadence Small Cap Growth Fund commenced Administrative Class operations on January 24, 1995, May 31, 1995 and September 27, 1995,
                   respectively. None of the other Funds had commenced multi-class operations as of October 31, 1995.

                   Security Valuation. The Money Market Fund's securities are valued at amortized cost, which approximates market value, and the Fund intends to maintain a net asset value of $1.00 per share. All the other Funds are valued as follows:

                   Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Subject to the foregoing, securities for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Board of Trustees (such valuation methods were used for approximately 29% and 13% of the PIMCO Managed Bond and Income and Balanced Funds, respectively).

October 31, 1995

                   Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the foreign exchange quotation in effect at 2:30 P.M. Eastern time. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. Income and expenses are translated at the rate of exchange in effect at the time of each transaction.

                   The Trust isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

                   Dividends and Distributions to Shareholders. Dividends from net investment income are declared daily and paid monthly to shareholders of record by the Money Market and the PIMCO Managed Bond and Income Funds. Dividends are declared and paid quarterly to shareholders of record by the NFJ Equity Income, NFJ Diversified Low P/E, NFJ Small Cap Value,
                   Cadence Capital Appreciation, Cadence Mid Cap Growth, Cadence Micro Cap Growth, Cadence Small Cap Growth, Parametric Enhanced Equity, and the Balanced Funds. Dividends are declared and paid semi-annually to shareholders of record by the Columbus Circle Investors Core Equity Fund. The Columbus Circle Investors Mid Cap Equity, Blairlogie Emerging Markets, and Blairlogie International Active Funds distribute all of their net investment income at least annually. Distributions on any net realized capital gains are declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

                   Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, deferral of wash sales, futures, and options. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital.

                   Two of the Funds had a tax operating loss during the year ended October 31, 1995 which resulted in a permanent difference between book income and tax-basis income: Cadence Small Cap Growth Fund - $161,325, and Cadence Micro Cap Growth Fund - $181,906. This difference was reclassed from undistributed net investment income (loss) to paid in capital on the statements of assets and liabilities.


                   For the year ended October 31, 1995, the Blairlogie Emerging Markets Fund realized a capital loss of $15,213,940 for Federal income tax purposes. This capital loss is available to offset future realized capital gains through October 31, 2003. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of available carryforwards.
54

                  Foreign Taxes on Dividends. Dividend income in the statements of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NFJ Diversified Low P/E Fund -$1,586; NFJ Small Cap Value Fund - $284; Cadence Capital Appreciation
                  Fund - $48,551; Cadence Mid Cap Growth Fund - $3,701; Columbus Circle Investors Core Equity Fund - $613; Columbus Circle Investors Mid Cap Equity Fund - $595; Parametric Enhanced Equity Fund - $5,015; Blairlogie Emerging Markets Fund - $174,575; Blairlogie International Active Fund - $103,138; Balanced Fund - $3,174.

                  Federal Income Taxes. The Trust's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is required.

                  Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the accretion of discounts and amortization of premiums.

                  Equalization. All of the Funds, except the Money Market and the PIMCO Managed Bond and Income Funds, follow the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares.

                  2. Derivative Financial Instruments

                  Interest Rate and Stock Index Futures Contracts. The PIMCO Managed Bond and Income and Balanced Funds invested in interest rate futures contracts, and the Blairlogie International Active Fund invested in stock index futures contracts during the year ended October 31, 1995. An interest rate futures contract is an agreement between two parties to buy and sell a specified quantity of a financial instrument at a specified price at a future date. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin receivables or payables represent the difference between the unrealized appreciation (depreciation) on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and a Fund's cost of the contract. Interest rate futures

October 31, 1995

                   contracts are used as non-leveraged substitutes for the underlying physical securities. Stock index futures are entered into for the purposes of hedging exposure in certain foreign markets. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of instruments. Risks associated with the use of the stock index futures contracts include an imperfect correlation between the movement in the index and the movement in the market values of the securities held in that market. Risks may also arise if there is an illiquid secondary market for the instruments, or the inability of counterparties to perform.

                   Transactions in Written Call and Put Options. The Columbus Circle Investors Core Equity and Columbus Circle Investors Mid Cap Equity Funds wrote options on securities during the year ended October 31, 1995. The PIMCO Managed Bond and Income Fund wrote options on interest rate futures contracts during the year ended October 31, 1995. When a Fund writes (sells) an option, an amount equal to the premium received is recorded as an asset with an equal liability which is marked-to-market based on the option's quoted daily settlement price. Fluctuations in the value of such an instrument is recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized. The purposes of using options on futures contracts include hedging exposure to rising interest rates while retaining capital gain potential from falling rates and capitalizing on anticipated changes in market volatility. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. Risks may include an imperfect correlation between the changes in the market values of the securities held by a Fund and the prices of futures options, an illiquid secondary market for the instruments, or the inability of counterparties to perform.

                   Transactions in written call and put options were as follows ($ in thousands):

                                                                                   Columbus Circle Investors
                                      PIMCO Managed               ----------------------------------------------------------
                                  Bond and Income Fund                Core Equity Fund                Mid Cap Equity Fund
                                -------------------------         -------------------------        -------------------------
                                                Number of                         Number of                        Number of
                                   Premium      Contracts            Premium      Contracts           Premium      Contracts
----------------------------------------------------------------------------------------------------------------------------
Balance at 10/31/94             $       0              0          $       0              0         $       0              0
Sales                                 626          1,350                 44            171                 9             52
Closing Buys                         (269)          (450)               (37)          (145)               (3)           (18)
Expirations                           (52)          (200)                (4)           (15)               (4)           (28)
Exercised                            (136)          (200)                (1)            (3)               (2)            (6)
                                --------------------------------------------------------------------------------------------
Balance at 10/31/95             $     169            500          $       2              8         $       0              0
                                ============================================================================================

                   The net short-term gain relating to those purchase transactions was $309,175 for PIMCO Managed Bond and Income Fund, $15,956 for Columbus Circle Investors Core Equity Fund, and $5,176 for Columbus Circle Investors Mid Cap Equity Fund.

                   Forward Foreign Currency Contracts. The Blairlogie Emerging Markets and the Blairlogie International Active Funds invested in forward foreign currency contracts during the year ended October 31, 1995. These contracts may be used for the purpose of hedging against foreign exchange risk arising from a Fund's investment in foreign securities. These contracts are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in a Fund's financial statements. A Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the statements of assets and liabilities. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                   3. Fees, Expenses, and Related Party Transactions

                   Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: for the Money Market Fund - .15%; for the PIMCO Managed Bond and Income Fund - .25%; for the NFJ Equity Income, NFJ Diversified Low P/E, Cadence Capital Appreciation, Cadence Mid Cap Growth, Parametric Enhanced Equity and Balanced Funds - .45%; for the Columbus Circle Investors Core Equity Fund - .57%; for the NFJ Small Cap Value and Blairlogie International Active Funds - .60%; for the Columbus Circle Investors Mid Cap Equity Fund - .63%; for the Blairlogie Emerging Markets Funds - .85%; for the Cadence Small Cap Growth Fund - 1.00%; and for the Cadence Micro Cap Growth Fund - 1.25%. The fee is accrued daily and paid monthly.

                   Administration Fee. Prior to August 16, 1995, PIMCO Advisors served as the administrator to the Trust, pursuant to an Administration Agreement. Effective August 16, 1995, Pacific Investment Management Company ("PIMCO") became administrator to the Trust, pursuant to a new Administration Agreement. As under the previous Administration Agreement, PIMCO administers all of the operations of the Trust and its Funds and procures on behalf of the Trust, at PIMCO's expense, certain services including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services.

                   The Trust will bear any extraordinary expenses (such as litigation and indemnification expenses), brokerage fees or other transactional expenses for securities or other assets, taxes (if any) paid by a Fund, interest on borrowing, and fees and expenses of the independent trustees.

                   Under the new Administration Agreement, PIMCO receives from the Trust an administrative fee at the annual rate of .25% of the average daily net assets of each of the Funds other than the Blairlogie Emerging Markets and Blairlogie International Active Funds for which the fee is at the annual rate of .50% of the average daily net assets of the portfolio. The fee is accrued daily and paid monthly. Under a Class Addendum to the Administration Agreement which provides for the issuance of Administrative Class shares, the Administrative Class pays PIMCO Advisors an additional fee ("Service fee") at an annual rate of .25% of the average daily net assets of each Fund, in addition to the fee paid under the Administration Agreement.

October 31, 1995

                   Expense Limitation. PIMCO Advisors has undertaken to reimburse the Trust for its operating expenses, exclusive of class service fees, brokerage fees or other transactional expenses, taxes paid by a Fund, interest on borrowing and extraordinary expenses, in excess of the sum of advisory and administration fees as a percentage of daily net assets of each Fund (consolidating both classes of shares), through October 31, 1995. No reimbursements were due as of October 31, 1995.

                   The Trust has incurred $6,225,568 in investment advisory fees to PIMCO Advisors for the year ended October 31, 1995. As of October 31, 1995, $626,661 remains payable.

                   The Trust has incurred $3,582,905 in administration fees to the Administrator for the year ended October 31, 1995. As of October 31, 1995, $349,113 remains payable.

                   The Trust has incurred $51,122 in Trustees fees, advanced by the PIMCO Advisors on behalf of the Trust, for the year ended October 31, 1995. These expenses are allocated to the Funds of the Trust according to their respective daily average net assets. As of October 31, 1995, the entire balance remains payable.

                   Pursuant to the Portfolio Management Agreements, which became effective November 15, 1994, PIMCO Advisors employs six of its subpartnerships as Fund managers for fourteen of the Funds. Pacific Mutual Life Insurance Company was employed as manager for the Money Market Fund.

                   Related Party Transactions. PIMCO Advisors Distribution Company ("PADCO"), an indirect wholly-owned subsidiary of PIMCO Advisors, serves as the distributor of the Trust's shares. Pursuant to a Distribution Agreement, all expenses relating to the distribution of Trust shares will be paid by PIMCO Advisors, the administrator or PADCO out of past profits and resources which may include fees received by PIMCO Advisors or the administrator.

                   Certain officers of PIMCO Advisors are also officers of the Trust.

                   4. Purchases and Sales of Securities

                   Purchases and sales of securities (excluding short-term investments) for the year ended October 31, 1995 were as follows ($ in thousands):

                                                      U.S. Government/Agency                      All Other
                                                  -----------------------------------------------------------------
                                                    Purchases          Sales           Purchases            Sales
-------------------------------------------------------------------------------------------------------------------
PIMCO Managed Bond
   and Income Fund                                $   140,276       $   95,587       $     33,722        $   29,261
NFJ Equity Income Fund                                                                     42,988            44,911
NFJ Diversified Low P/E Fund                                                                9,162            13,210
NFJ Small Cap Value Fund                                                                   15,842            16,526
Cadence Capital Appreciation Fund                                                         157,376           148,563
Cadence Mid Cap Growth Fund                                                               128,789           106,054
Cadence Micro Cap Growth Fund                                                              59,567            38,439
Cadence Small Cap Growth Fund                                                              56,963            47,282
Columbus Circle Investors
   Core Equity Fund                                                                        28,479            15,002
Columbus Circle Investors
   Mid Cap Equity Fund                                                                     11,666             5,378
Parametric Enhanced Equity Fund                                                            14,334            17,397
Blairlogie Emerging Markets Fund                                                          102,126            83,129
Blairlogie International Active Fund                                                       59,144            26,706
Balanced Fund                                          26,683           15,146              8,298            70,439

No activity is shown for the Money Market Fund since it trades exclusively in short-term debt securities.

October 31, 1995

                   5. Shares of Beneficial Interest

                   The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares in thousands):

                                                                                        PIMCO
                                                                        PIMCO         Managed                          NFJ
Year or                                                 Money         Managed        Bond and           NFJ         Equity
Period Ended                             Money         Market        Bond and          Income        Equity         Income
October 31, 1995                        Market     Admin. (a)          Income      Admin. (b)        Income     Admin. (b)
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                            22,820          1,799          10,242             306         2,186             11
Issued as reinvestment
    of dividends                          493             19           2,500              10           513              1
Shares redeemed                       (23,025)        (1,808)         (7,537)             (7)       (1,547)            (1)
--------------------------------------------------------------------------------------------------------------------------------
Net increase                              288             10           5,205             309         1,152             11
================================================================================================================================

                                           NFJ                                                      Cadence
Year or                            Diversified            NFJ         Cadence         Cadence       Mid Cap        Cadence
Period Ended                               Low      Small Cap         Capital         Mid Cap        Growth      Micro Cap
October 31, 1995                           P/E          Value    Appreciation          Growth    Admin. (b)         Growth
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                                10            367           3,256           3,440            99          1,996
Issued as reinvestment
    of dividends                          171            283             143              35             0              0
Shares redeemed                          (365)          (559)         (1,858)          1,769           (50)          (206)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  (184)            91           1,541           5,244            49          1,790
================================================================================================================================

                                                                                     Columbus
                                                                     Columbus          Circle      Columbus
                                                      Cadence          Circle       Investors        Circle
Year or                                Cadence      Small Cap       Investors            Core     Investors     Parametric
Period Ended                         Small Cap         Growth            Core          Equity       Mid Cap       Enhanced
October 31, 1995                        Growth     Admin. (c)      Equity (d)      Admin. (e)    Equity (d)         Equity
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                               887             26             636           2,012           671            872
Issued as reinvestment
    of dividends                          199              0               1               3             0            185
Shares redeemed                          (168)             0             (25)            (78)          (24)        (1,427)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                   918             26             612           1,937           647           (370)
================================================================================================================================

                                                   Blairlogie                      Blairlogie
Year or                             Blairlogie       Emerging      Blairlogie   International
Period Ended                          Emerging        Markets   International          Active
October 31, 1995                       Markets         Admin.          Active      Admin. (b)      Balanced
-------------------------------------------------------------------------------------------------------------------
Shares sold                             5,234            130           4,157              83         1,847
Issued as reinvestment
    of dividends                          248              0             104               1           311
Shares redeemed                        (3,774)           (57)           (747)            (26)       (8,679)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 1,708             73           3,514              58        (6,521)
===================================================================================================================

                   (a) From commencement of operations, January 24, 1995.

                   (b) From commencement of operations, November 30, 1994.

                   (c) From commencement of operations, September 27, 1995.

                   (d) From commencement of operations, December 28, 1994.

                   (e) From commencement of operations, May 31, 1995.

                                                          PIMCO                           NFJ
                                                        Managed           NFJ     Diversified           NFJ         Cadence
Year Ended                                 Money       Bond and        Equity             Low     Small Cap         Capital
October 31, 1994                          Market         Income        Income             P/E         Value    Appreciation
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                               20,109         4,599         3,548             119           920           7,143
Issued as reinvestment
    of dividends                             226         2,286           263              52            83             141
Shares redeemed                          (18,717)       (4,553)       (1,627)           (757)       (2,046)         (1,174)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                    1,618         2,332         2,184            (586)       (1,043)          6,110
================================================================================================================================

                                                                                                                 Blairlogie
Year or                                   Cadence       Cadence       Cadence      Parametric    Blairlogie        Emerging
Period Ended                              Mid Cap     Micro Cap     Small Cap        Enhanced      Emerging         Markets
October 31, 1994                           Growth        Growth        Growth          Equity       Markets      Admin. (a)
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                                5,393         1,785           444           2,696         4,769               1
Issued as reinvestment
    of dividends                              36             0            76             131            16               0
Shares redeemed                           (1,554)          (18)         (179)         (1,199)       (1,160)              0
--------------------------------------------------------------------------------------------------------------------------------
Net increase                               3,875         1,767           341           1,628         3,625               1
================================================================================================================================

                                       Blairlogie
Year Ended                          International
October 31, 1994                           Active      Balanced
---------------------------------------------------------------------
Shares sold                                1,211         3,099
Issued as reinvestment
    of dividends                               8           591
Shares redeemed                              (93)       (2,726)
---------------------------------------------------------------------
Net increase                               1,126           964
=====================================================================

                   (a) From commencement of operations, October 20, 1994.




                   6. Reorganization

                   PIMCO Advisors Institutional Funds entered into an Agreement and Plan of Reorganization with PIMCO Funds, another registered open-end investment company. Pursuant to the Reorganization Agreement, two of the Trust's series, the Money Market Fund and PIMCO Managed Bond and Income Fund, transferred all of their respective assets, subject to any liabilities, to the PIMCO Funds on November 1, 1995. Included in the statements of assets and liabilities are accrued reorganization expenses of $45 and $6,006 for the Money Market Fund and Managed Bond and Income Fund, respectively.

                   7. Change in Fiscal Year

                   Effective November 1, 1995, The Trust's fiscal year end changed from October 31 to June 30.

INDEPENDENT AUDITORS' REPORT

                   To the Trustees and Shareholders of the PIMCO Advisors Institutional Funds

                   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PIMCO Advisors Institutional Funds (comprised respectively of the Money Market Fund, PIMCO Managed Bond and Income Fund, NFJ Equity Income Fund, NFJ Diversified Low P/E Fund, NFJ Small Cap Value Fund, Cadence Capital Appreciation Fund, Cadence Mid Cap Growth Fund, Cadence Micro Cap Growth Fund, Cadence Small Cap Growth Fund, Columbus Circle Investors Core Equity Fund, Columbus Circle Investors Mid Cap Equity Fund, Parametric Enhanced Equity Fund, Blairlogie Emerging Markets Fund, Blairlogie International Active Fund and Balanced
                   Fund), "the Trust", as of October 31, 1995; the related statements of operations for the indicated periods then ended; the statements of changes in net assets for the indicated periods ended October 31, 1995 and 1994; and financial highlights tables for the periods ended 1995, 1994, 1993, 1992, 1991. These financial statements and financial highlights tables are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights tables based on our audits.

                   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights tables are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                   In our opinion, such financial statements and financial highlights tables present fairly, in all material respects, the financial position of each of the respective Funds constituting the Trust as of October 31, 1995, the results of their operations, the changes in their net assets, and the financial highlights tables for the respective stated periods, in conformity with generally accepted accounting principles.


                   DELOITTE & TOUCHE LLP
                   Costa Mesa, California
                   December 15, 1995

FEDERAL INCOME TAX INFORMATION

                   As required by the Internal Revenue Code regulations shareholders must be notified within 60 days of the Trust's fiscal year end (October 31, 1995) as to the tax status of capital gain dividends, the dividend received deduction for corporations, and the foreign tax credit.

                   Dividend Distributions. The following table provides rates for the dividends distributed from net investment income, as well as short-term and long-term capital gains. Distributions from net investment income and short-term capital gains are taxed as ordinary income. All rates are shown as per share amounts.

                                                                  Net
                                                           Investment      Short-Term       Long-Term
                                                               Income     Capital Gain    Capital Gain
------------------------------------------------------------------------------------------------------
Money Market Fund                                               .0552
PIMCO Managed Bond and Income Fund                              .6315
NFJ Equity Income Fund                                          .4641            .0901           .2399
NFJ Diversified Low P/E Fund                                    .2997                           1.2041
NFJ Small Cap Value Fund                                        .2786            .3338           .5570
Cadence Capital Appreciation Fund                               .1782
Cadence Mid Cap Growth Fund                                     .0657
Cadence Micro Cap Growth Fund
Cadence Small Cap Growth Fund                                                                   1.4318
Columbus Circle Investors Core Equity Fund                      .0619
Columbus Circle Investors Mid Cap Equity Fund                   .0152
Parametric Enhanced Equity Fund                                 .2504            .0187           .1474
Blairlogie Emerging Markets Fund                                .0638            .1298           .1298
Blairlogie International Active Fund                            .0935            .3434           .0906
Balanced Fund                                                   .4365

                   Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. The percentage of each Fund's fiscal 1995 net investment income dividends that qualify for the corporate dividend received deduction are as follows: NFJ Equity Income Fund - 69.50%; NFJ Diversified Low P/E Fund - 72.49%; NFJ Small Cap Value Fund - 47.44%; Cadence Capital Appreciation Fund - 36.85%; Cadence Mid Cap Growth Fund - 100%; Columbus Circle Investors Core Equity Fund - 14.32%; Columbus Circle Investors Mid Cap Equity Fund - 7.20%; Parametric Enhanced Equity Fund -100%; Blairlogie Emerging Markets Fund - 100%; Balanced Fund - 31.56%.

                   Foreign Taxed Paid. Blairlogie Emerging Markets and Blairlogie International Active Funds have elected to pass through foreign taxes paid by each Fund to its shareholders in the amount designated below on a per share basis. Accordingly, shareholders who report their gross income dividends in a federal income tax return will be entitled to deduct such foreign taxes, or claim a foreign credit in computing their U.S. income tax liability, when applicable. It is generally more advantageous to claim a credit rather than to take a deduction. The following table allocates the dividends and distributions paid by their sources.

                                           Blairlogie                        Blairlogie
                                      Emerging Markets Fund           International Active Fund
                                    -----------------------------------------------------------
                                        Gross         Foreign             Gross         Foreign
                                    Dividends             Tax         Dividends             Tax
-----------------------------------------------------------------------------------------------
Argentina                               .0207
Australia                                                                 .0042
Austria                                 .0012                             .0010           .0001
Belgium                                                                   .0047           .0007
Brazil                                  .0770           .0106
Chile                                   .0256           .0007
Columbia                                .0089
Finland                                                                   .0036
France                                                                    .0245
Germany                                                                   .0103           .0010
Greece                                  .0004
Hong Kong                                                                 .0154
Hungary                                 .0004
India                                   .0041           .0004
Indonesia                               .0080           .0010
Ireland                                                                   .0027
Israel                                  .0057           .0011
Italy                                                                     .0037           .0006
Japan                                                                     .0242           .0031
Jordan                                  .0023
Luxenberg                               .0013           .0001
Malaysia                                .0199           .0055             .0015           .0005
Mexico                                  .0156
Netherlands                                                               .0125           .0018
Norway                                                                    .0060           .0009
Pakistan                                .0014           .0002
Peru                                    .0031
Portugal                                .0031           .0006
Singapore                                                                 .0032           .0007
South Africa                            .0164           .0014
South Korea                             .0059           .0010
Spain                                                                     .0155           .0021
Sri Lanka                               .0017           .0003
Switzerland                                                               .0043           .0006
Thailand                                .0132           .0013
Turkey                                  .0134
United Kingdom                          .0036           .0004             .0382           .0068
Venezuela                               .0021
-----------------------------------------------------------------------------------------------
Total                                   .2550           .0246             .1755           .0189
===============================================================================================

                   Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 1996, you will be advised on IRS form 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1995.

Trustees and Officers
    William D. Cvengros, Chairman, President & Trustee
    Richard L. Nelson, Trustee
    Lyman W. Porter, Trustee
    Alan Richards, Trustee
    Teresa A. Wagner, Secretary
    R. Mark Brandenberger, Treasurer


Investment Advisor
    PIMCO Advisors L.P.
    840 Newport Center Drive, Suite 360
    Newport Beach, California  92660


Administrator
    Pacific Investment Management Company
    840 Newport Center Drive, Suite 360
    Newport Beach, California  92660

Transfer Agent and Custodian
    Investors Fiduciary Trust Company
    127 West 10th Street
    Kansas City, Missouri  64105


Counsel
    Dechert Price & Rhoads
    1500 K Street N.W.
    Washington, D.C.  20005


Independent Accountants
    Deloitte & Touche LLP
    695 Town Center Drive, Suite 1200
    Costa Mesa, California  92626

                                PIMCO ADVISORS

                              INSTITUTIONAL FUNDS

                      840 Newport Center Drive, Suite 360

                           Newport Beach, CA  92660

                                (800) 927-4648





This report is submitted for the general information of the shareholders of the PIMCO Advisors Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the PIMCO Advisors Institutional Funds, which contains information covering its investment policies as well as other pertinent information.




                            [ART WORK APPEARS HERE]